UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07538

LORD ABBETT SECURITIES TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302
(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2013

Item 1:	Report(s) to Shareholders.

2 0 1 3

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Alpha Strategy Fund

Fundamental Equity Fund

Growth Leaders Fund

International Core Equity Fund

International Dividend Income Fund

International Opportunities Fund

Value Opportunities Fund

For the fiscal year ended October 31, 2013

Table of Contents

1	A Letter to Shareholders

12	Investment Comparisons

19	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

27	Alpha Strategy Fund

28	Fundamental Equity Fund

31	Growth Leaders Fund

35	International Core Equity Fund

41	International Dividend Income Fund

49	International Opportunities Fund

57	Value Opportunities Fund

62	Statements of Assets and Liabilities

66	Statements of Operations

68	Statements of Changes in Net Assets

73	Financial Highlights

125	Notes to Financial Statements

153	Report of Independent Registered Public Accounting Firm

154	Supplemental Information to Shareholders

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett International Core Equity Fund, Lord Abbett International Dividend Income Fund, Lord Abbett International Opportunities Fund, and Lord Abbett Value Opportunities Fund
Annual Report

For the fiscal year ended October 31, 2013

Daria L. Foster, Trustee, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended October 31, 2013. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Trustee, President and Chief Executive Officer

Alpha Strategy Fund

For the fiscal year ended October 31, 2013, the Fund returned 37.98%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the combined 85% Russell 2000® Index1 / 15% S&P Developed Ex-U.S. SmallCap® Index,2 which returned 35.17% over the same period.

Global equity markets rose during the 12-month period amid an ongoing housing recovery in the Unites States, rising corporate profits, accommodative monetary policy, and economic stabilization in Europe. The equity market advance came in the face of a series of disruptive congressional showdowns, a two-week government shutdown, and concerns about growth in the largest emerging market economies. Domestic small cap equity markets (as represented by the Russell 2000® Index) outperformed foreign small cap equity markets (as represented by the S&P Developed Ex-U.S. SmallCap® Index). Within the U.S. small cap market, growth stocks (as represented by the Russell 2000® Growth Index3) outperformed value stocks (as represented by the Russell 2000® Value Index4), while micro cap stocks (as represented by the Russell Microcap® Index5) outperformed small cap stocks (as represented by the Russell 2000® Index) for the period.

The Fund’s exposure to domestic micro cap growth and small cap growth equities benefited relative performance, as each of these investment strategies significantly outperformed Alpha Strategy Fund’s index and the underlying investment strategy’s index. Within each of these underlying strategies, stock selection in the information technology and health care sectors contributed positively to performance relative to the underlying index.

Detracting from the Fund’s relative performance was the Fund’s exposure to domestic micro cap value equities, as this investment strategy underperformed Alpha Strategy Fund’s index and its underlying index. Within this asset class, stock selection in the industrials and consumer discretionary sectors detracted from performance relative to the underlying index. Also detracting from the Fund’s relative performance was exposure to the domestic small cap blend asset class. Stock selection within the materials and consumer discretionary sectors caused this investment strategy to underperform its underlying index.

Fundamental Equity Fund

For the fiscal year ended October 31, 2013, the Fund returned 31.11%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to the Russell 1000® Value Index,6 which returned 28.29% over the same period.

The 12-month period began and ended with the incessant U.S. budget debate which ultimately led to a temporary partial government shutdown and the postponement of a resolution until early 2014. Investors appeared to be most concerned with the possibility that the Federal Reserve may begin tapering its bond purchases. The broad market declined in June when Fed chairman Ben Bernanke alluded that tapering may occur by the end of 2013. Despite these obstacles, the broad market continued to move higher, reaching an all-time high near the end of the period. Positive indicators, such as strengthening U.S. employment reports, an improving U.S. housing market, and better than expected corporate earnings, continue to support the gradual economic recovery.

The Fund’s relative performance benefited from strong stock selection within the health care and energy sectors. Within the health care sector, shares of Celgene Corp., a biotechnology firm that develops and markets therapies for the treatment of hematologic malignancies, rose after reporting strong sales for its Revlimid and Pomalyst drugs as well as the anticipation of successful product launches in the pipeline. Shares of Actavis, Inc., an integrated global pharmaceutical company engaged in the development and distribution of generic and proprietary drugs, rallied following the announcement of a definitive agreement to acquire Warner Chilcott, a pharmaceutical company focused on women’s health. The merger is expected to benefit Actavis with operational synergies, and is consistent with management’s plans to build out its brand presence and lower its tax structure. Within the energy sector, shares of Halliburton Co., a provider of services and products for the exploration, development, and production of oil and natural gas, appreciated as the company continued to return capital back to shareholders through share repurchase programs as well as increasing dividends. Shares of Anadarko Petroleum Corporation, a large cap exploration and production company, appreciated as the firm benefited from offshore exploration and drilling.

Stock selection within the information technology sector was the largest detractor from the Fund’s relative performance during the period. Shares of Broadcom Corp., a provider of semiconductor chips used in mobility and broadband communication devices and infrastructure, fell after the firm released lower than expected revenue guidance in July amid slowing growth in the smartphone market. Shares of Ecommerce company, eBay Inc., underperformed within the sector as the company faced some challenges with weakening demand in Europe. In addition, stock selection within the financials sector detracted from relative performance. Health care real estate investment trust, Ventas, Inc., declined as investors’ concern increased about the negative affect of rising interest rates. Shares of Capital One Financial Group, a diversified financial services holding company, underperformed its sector as the company’s announcement that it would not be enacting a share buyback in 2013 disappointed investors. Investors also reacted negatively to the announced sale of the Best Buy private label and co-branded credit card accounts. This announcement was a reversal of the company’s efforts to grow in private label credit cards.

Growth Leaders Fund

For the fiscal year ended October 31, 2013, the Fund returned 42.20%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Growth Index,7 which returned 28.29% over the same period.

Equity markets made considerable gains in the trailing 12-month period. Following the conclusion of the U.S. presidential election in November, and the last-minute resolution of the “fiscal cliff” in December, equity markets shook off challenges and marched significantly higher. By the end of the period in October, broad market equity indexes had recently hit all-time highs.

We were pleased with the Fund’s outperformance during the period, which we attribute to our fundamentally driven process focusing on sound business models, capable management, competitive advantages, and favorable industry conditions.

Security selection within the information technology sector contributed the most to relative Fund performance during the period. Shares of the world’s leading online social network, Facebook, Inc., were among the largest contributors. The company had a strong second quarter, posting a 41% increase in mobile advertisement revenue. Global technology company Google, Inc. also contributed to relative Fund performance within the sector. Revenue and earnings for the third quarter were particularly strong, beating Street expectations. The beat was the first in eight quarters for the company, and provided support for much of the run-up in the share price over the last 12 months.

Both security selection and a slight overweight to the consumer discretionary sector also contributed to relative Fund performance during the period. Shares of Tesla Motors, Inc., a manufacturer of high-end electric vehicles, rose significantly. Investors cheered midyear following a quarterly earnings report in which the company reported its first-ever profit. Starbucks Corporation, which owns coffee and tea shops in more than 60 countries, also saw its shares rise steadily throughout the period. The company benefited from an expanding digital platform, lower coffee costs, and significant growth opportunities domestically and abroad.

Security selection within the health care sector detracted from relative Fund performance during the period. Express Scripts, a provider of healthcare management and administration services, was among the most notable detractors within the sector. Shares of the company have been volatile over the period due to uncertainty surrounding the new health care law and what impact private exchanges would have on current customers. Onyx Pharmaceuticals, Inc., a biopharmaceutical company that develops cancer fighting therapies, also detracted from relative performance. Shares of the company pulled back in June 2013, having more than doubled from the year prior.

Both security selection and a slight underweight to the energy sector also detracted from relative Fund performance during the period. Halliburton Company, a provider of services and products used in the production of oil and natural gas, detracted from relative performance. Shares declined after they were added to the Fund in February 2013, following a run-up of nearly 40% since the beginning of the period. The Fund’s position in CARBO Ceramics, Inc., a supplier of ceramic proppants and the resin-coated sand used to extract natural gas from shale, also detracted from relative performance during the period. CARBO’s shares declined notably in the 2013 second quarter after a disappointing earnings report tied to competitive pricing pressure from lower-quality importers.

International Core Equity Fund

For the fiscal year ended October 31, 2013, the Fund returned 24.99%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the MSCI EAFE Index with Gross Dividends,8 which returned 27.40% over the same period.

Global growth appeared to be broadening beyond the United States over the 12-month period, with numerable markets returning over 20%, many from Europe. Austria, Belgium, Finland, France, Germany, the Netherlands, Sweden, and Switzerland, for example, all posted returns greater than the United States’ 27.58% return, as measured by the MSCI All Country World Index – Gross Dividends. The United Kingdom also saw a return greater than 20%. After years marked by austerity, struggling eurozone members Italy, Spain, Ireland, and Greece were among the top performing markets: Italy posted a return just shy of 30%, while Greece topped the list at nearly 77%. In the Asia/Pacific region, Japan led a group of markets with double-digit positive returns that included Australia, Hong Kong, Korea, New Zealand, the Philippines, and Taiwan. India, Malaysia, Singapore, and Thailand posted single-digit returns, while Indonesia was the laggard, ending the period with a loss. Emerging markets, especially in South America, saw the weakest returns; Brazil, Chile, Colombia, and Peru all ended the period with negative returns.

Based on an analysis of stocks and sectors represented in the portfolio, stock selection within the energy and materials sectors was the primary reason for the Fund’s underperformance. A main detractor from the Fund’s performance from the energy sector was United Kingdom-based oil and gas exploration company Tullow Oil plc. After struggling early in 2013, shares of Tullow became increasingly scrutinized when a series of disappointing exploration results served only to worsen market sentiment, and we exited the position. Another detractor from the energy sector was Japan-based oil and gas exploration company Inpex Corp. In the first quarter of 2013, it was ascertained that the approximate enterprise value of Inpex’s Australian Ichthys liquid natural gas project was roughly 20% lower than forecasted. Also, the rumor that Japan’s new government could merge Inpex with its smaller national competitor, Japex, moved investors toward Japex, which would see greater benefit from a merger. A notable detractor from the materials sector was Kinross Gold Corp., a Canadian gold mining company. Given the continued outflow of investors away from precious metals and back into the higher-returning equity market, Kinross’s share price has been on a downward trend over the last 12 months. Kinross faced two analyst price-target reductions in February and April, which coincided with two substantial drops in the value of gold.

Contributing to Fund performance was stock selection in the health care and consumer staples sectors. Contributing from the health care sector was Switzerland-based Roche Holding Ltd. The Swiss drug maker started off the year with strong first quarter sales. Demand for its flu drug, Tamiflu, saw a spike in the United States, while sales of its cancer treatment medications lifted overall first quarter sales by 5% over estimates. Roche’s success continued in June, when the European Medicines Agency gave the green light on Roche’s injectable breast cancer treatment drug, Herceptin, which cuts treatment time from 30–90 minutes down to about five minutes. Another contributor from the health care sector was Germany-based biotechnology company Morphosys AG. Shares continued to climb as the company entered into a partnership with Celgene, in which Celgene agreed to market and sell the cancer fighting MOR202 antibody that was developed by Morphosys. In return, Morphosys received an upfront fee as well as additional revenue based on defined sales milestones. On top of the potential revenues, Celgene will likely invest additional money by way of a capital increase. From consumer staples, the Netherlands-based supermarket operator Koninklijke Ahold NV was a notable contributor to the portfolio. After fourth quarter 2012’s results beat expectations, Ahold announced a dividend that topped the previous year’s by 10% and stated that it would begin a 12-month share buyback program totaling €500 million. In addition, it completed its sale of Swedish retail company ICA, the proceeds of which might either be used to benefit shareholders immediately through another share buy-back program or reinvested through M&A for longer-term growth.

International Dividend Income Fund

For the fiscal year ended October 31, 2013, the Fund returned 21.54%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the MSCI All Country World Ex-U.S. Value Index with Gross Dividends,9 which returned 21.40% over the same period.

Global growth appeared to be broadening beyond the United States over the 12-month period, with numerable markets returning over 20%, many from Europe. Austria, Belgium, Finland, France, Germany, the Netherlands, Sweden, and Switzerland, for example, all posted returns greater than the United States’ 27.58% return, as measured by the MSCI All Country World Index – Gross Dividends. The United Kingdom also saw a return greater than 20%. After years marked by austerity, struggling eurozone members Italy, Spain, Ireland, and Greece were among the top performing markets: Italy posted a return just shy of 30%, while Greece topped the list at nearly 77%. In the Asia/Pacific region, Japan led a group of markets with double-digit positive returns that included Australia, Hong Kong, Korea, New Zealand, the Philippines, and Taiwan. India, Malaysia, Singapore, and Thailand posted single-digit returns, while Indonesia was the laggard, ending the period with a loss. Emerging markets, especially in South America, saw the weakest returns; Brazil, Chile, Colombia, and Peru all ended the period with negative returns.

Strong stock selection, particularly in the consumer discretionary and telecommunication services sectors, was partially responsible for the Fund’s outperformance versus its benchmark index. One of the notable contributors from the consumer discretionary sector was Japan-based automaker Toyota Motor Corp. Demand for autos, particularly in the United States, has had a strong turn upward. In the United States, Toyota has surpassed Ford as the number two in auto sales for the first time since March 2010. In China, the opportunity to surpass German auto sales in China for premium cars has helped bolster Toyota’s share price. Another contributing automaker was Germany-based Daimler AG. A plan to reduce production costs and the introduction of new compact and SUV models to meet global demand are believed to put Daimler in the position to increase its return on sales in both segments over the course of its next fiscal year. A leading contributor from the telecommunication services sector was Israel-based Bezeq-Israeli Telecommunication Corp. Ltd. Increasing weakness in its competition, maintaining a stable average revenue per user, reduction in costs, and the announcement of the disbursement of 100% of its net income from the first half of 2013 to shareholders via dividend, has kept Bezeq’s share price on an upward trend.

Detracting from the Fund’s performance was stock selection in the financials and utilities sectors. From the financials sector, Stockland Trust Group, a residential and retail real estate developer, saw its shares fall in the middle of 2013. Deteriorating margins in residential real estate, a challenging environment for retail, and uncertainty at the management level adversely affected the stock. Another weak performer from the financials sector was Aozora Bank Ltd., a Japan-based bank. Investors in Aozora reacted poorly when the U.S. investment fund Cerberus Capital announced it would be boosting its stake in another Japanese financial firm, Seibu Holdings, by relinquishing its controlling stake in Aozora. Cerberus also announced plans to poach Aozora’s director, Yuji Shirakawa, to aid in a change in management at Seibu. From the utilities sector, CEZ, a.s., a Czech Republic-based producer and distributor of electricity, detracted from the Fund’s performance. Despite an attractive dividend yield, shares fell during the period as CEZ faced declining forward prices of electricity thanks to declining costs in coal, expanding renewable energy sources, and overall weak demand for electricity across Europe.

International Opportunities Fund

For the fiscal year ended October 31, 2013, the Fund returned 30.26%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. SmallCap® Index,10 which returned 28.67% over the same period.

Global growth appeared to be broadening beyond the United States over the 12-month period, with numerable equity markets returning over 20%, many from Europe. Austria, Belgium, Finland, France, Germany, the Netherlands, Sweden, and Switzerland, for example, all posted returns greater than the United States’ 27.58% return, as measured by the MSCI All Country World Index – Gross Dividends. The United Kingdom also saw a return greater than 20%. After years marked by austerity, struggling eurozone members Italy, Spain, Ireland, and Greece were among the top performing markets: Italy posted a return just shy of 30%, while Greece topped the list at nearly 77%. In the Asia/Pacific region, Japan led a group of markets with double-digit positive returns that included Australia, Hong Kong, Korea, New Zealand, the Philippines, and Taiwan. India, Malaysia, Singapore, and Thailand posted single-digit returns, while Indonesia was the laggard, ending the period with a loss. Emerging markets, especially in South America, saw the weakest returns; Brazil, Chile, Colombia, and Peru all ended the period with negative returns.

The Fund’s pro-cyclical approach resulted in strong allocation in the top two contributing sectors to the Fund’s performance for the period. An overweight position in the consumer discretionary sector helped Fund performance, as it was the best performing sector for the period. Also contributing was an underweight position in the materials sector, the weakest performing sector for the period. In addition, contributing to the Fund’s performance was strong stock selection in the industrials sector. Shares of Ashtead Group plc benefited over the period thanks to its growing presence in the U.S. equipment rental market. Ashtead has been steadily gaining market share from its larger rival, United Rentals, over the last three years.

Detracting from Fund performance was an overweight in the consumer staples sector as it was one of the weaker performing sectors for the period. In addition, stock selection in the financials sector also detracted from the Fund’s performance. A significant detractor was Indonesia-based Bank of Tabungan Negara Persero. Its shares remained depressed for most of 2013, as three straight quarters of underwhelming earnings paired with macro-economic concerns including a depreciating currency in Indonesia have created an uncertain outlook for investors. Another financials holding that detracted was India-based real estate and infrastructure developer Housing Development & Infrastructure Ltd. (HDIL). Early in 2013, investors reacted poorly to the announcement that HDIL’s vice chairman and managing director sold more than half of his stake in the company. In addition, high levels of debt and a nonconvertible debenture rating downgrade, from ‘BBB+’ to ‘D,’ were among the issues that harmed HDIL’s stock performance for the period.

Value Opportunities Fund

For the fiscal year ended October 31, 2013, the Fund returned 34.08%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, Russell 2500™ Value Index,11 which returned 33.35% over the same period.

In a period marred by a series of congressional showdowns culminating in a two-week governmental shutdown, an escalating Syrian civil war, fears of a slowing Asian economy, and an ongoing European debt crisis, domestic equity markets could have very easily experienced lackluster returns. Instead, positive investor sentiment driven by a continuation of global accommodative monetary policy and a rebounding U.S. housing market led to a significant broad market rally for the trailing 12-month period. Meanwhile, in an anemic economic recovery, investors favored small capitalization companies over large and within the small to mid-cap space, growth companies over value.

During the period, stock selection was the prevailing factor of the Fund’s relative outperformance, most notably in consumer discretionary holding Red Robin Gourmet Burgers, Inc. Management’s efforts to revitalize the brand through an upgraded menu and promotional offerings drew people back to the casual dining restaurant, boosting same-store-sales and customer traffic. In addition, a focus on cost discipline led to margin expansion as the company continued to outperform its peers.

Other notable contributors included health care holding Actavis plc and industrials holding Jacobs Engineering Group, Inc. A series of transformational acquisitions by Actavis was lauded by investors as the integrated specialty pharmaceutical company continued to grow its generic business and expand into branded pharmaceuticals. Potential synergies from these acquisitions along with strong management execution led to positive price action in shares of the firm. For shares of Jacobs Engineering, an engineering and construction company, positive price momentum can be attributed to consistent backlog growth throughout the period as the firm experienced bookings strength in the chemicals and oil and gas sectors.

Conversely, the Fund’s biggest detractor of relative performance was industrials holding Atlas Worldwide Holdings, Inc. A weak global airfreight environment resulted in a muted outlook for the provider of air cargo services, leading to relatively weak stock performance. Due to secular concerns with the industry, the position was liquidated in April 2013.

Also detracting from the Fund’s relative performance was information technology holding Nuance Communications, Inc. and materials holding Axiall Corp. Following two negative guidance revisions, shares of Nuance communications skidded lower as the provider of voice and language solutions experienced weakness across multiple business segments. Due to continued fundamental disappointments and concerns with the company’s medical division, the position was exited in May 2013. Axiall Corp. struggled with rising ethylene costs, deterioration in caustic soda and chlorine prices, and weaker-than-expected PVC piping demand, leading to lower investor confidence and a woeful stock performance. Due to fundamental concerns in the integrated chemicals and building products company, the position was exited in October 2013.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

2 The S&P Developed Ex-U.S. SmallCap® Index captures the bottom 15% of companies domiciled in the developed markets excluding the United States within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a minimum annual trading liquidity of US$50 million.

3 The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

4 The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

5 The Russell Microcap® Index measures performance of the micro-cap segment, representing less than 3% of the U.S. equity market. The Russell Microcap Index includes the smallest 1,000 securities in the small cap Russell 2000 Index plus the next smaller 1,000 securities.

6 The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

7 The Russell 1000® Growth Index measures the performance of large cap companies with higher price-to-book ratios and higher forecasted growth values.

8 The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US

& Canada. The MSCI EAFE Index consists of the following 22 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI EAFE Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

9 The MSCI ACWI (All Country World Index) ex-U.S. Value Index is a subset of the MSCI ACWI ex-U.S Index. The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the United States from a value perspective

The MSCI Global Value indexes cover the full range of developed, emerging, and All Country MSCI International Equity indexes across all size segmentations. MSCI uses a two-dimensional framework for style segmentation in which value and growth securities are categorized using a multi-factor approach, which uses three variables to define the value investment style characteristics and five variables to define the growth investment style characteristics, including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Equity Index into respective value indexes, each targeting 50% of the free float-adjusted market capitalization of the underlying market index.

10 The S&P Developed Ex-U.S. SmallCap®Index captures the bottom 15% of companies domiciled in the developed markets excluding the United States within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a value traded of at least US$50 million for the past 12-months at the time of the annual reconstitution. Stocks are excluded if their market capitalization falls below US$75 million, or if the value traded is less than US$35 million at the time of reconstitution.

11 The Russell 2500™ Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in each Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see a Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place for Alpha Strategy Fund, Growth Leaders Fund, International Core Equity Fund and International Dividend Income Fund. Without such expense waivers and reimbursements, each of the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of October 31, 2013. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Alpha Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Index, 85% Russell 2000® Index/15% S&P Developed Ex-U.S. SmallCap Index, and the S&P Developed Ex-U.S. SmallCap Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2013

	1 Year	5 Years	10 Years	Life of Class
Class A3	30.04%	17.69%	10.82%	—
Class B4	31.93%	18.06%	10.90%	—
Class C5	35.97%	18.26%	10.74%	—
Class F6	38.19%	19.34%	—	6.69%
Class I7	38.32%	19.45%	—	12.12%
Class R2[8]	37.49%	18.74%	—	6.15%
Class R3[9]	37.60%	18.85%	—	6.26%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2013, is calculated using the SEC-required uniform method to compute such return.

4 Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6 Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7 Class I shares commenced operations on October 19, 2004. Performance is at net asset value.

8 Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

9 Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Fundamental Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index, Russell 3000® Value Index, Russell 3000® Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2013

	1 Year	5 Years	10 Years	Life of Class
Class A3	23.56%	13.63%	8.17%	—
Class B4	25.32%	14.00%	8.25%	—
Class C5	29.30%	14.22%	8.12%	—
Class F6	31.49%	15.25%	—	6.15%
Class I7	31.66%	15.37%	9.21%	—
Class P8	31.08%	14.86%	8.72%	—
Class R2[9]	30.87%	14.69%	—	5.64%
Class R3[10]	31.04%	14.81%	—	5.73%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2013, is calculated using the SEC-required uniform method to compute such return.

4 Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6 Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7 Class I shares commenced operations on March 31, 2003. Performance is at net asset value.

8 Class P shares commenced operations on August 15, 2001. Performance is at net asset value.

9 Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

10 Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Growth Leaders Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 3000® Growth Index, Russell 1000® Growth Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2013

	1 Year	Life of Class
Class A3	34.06%	12.67%
Class B4	N/A	24.05%
Class C5	40.24%	14.82%
Class F6	42.51%	15.82%
Class I6	42.67%	15.96%
Class R2[6]	42.62%	15.85%
Class R3[6]	41.98%	15.53%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on June 30, 2011.

3 Class A shares commenced operations on June 21, 2011 and performance for the Class began on June 30, 2011. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2013, is calculated using the SEC-required uniform method to compute such return.

4 Class B shares commenced operations and performance for the Class began on February 11, 2013. Performance reflects the deduction of a CDSC of 5% for 1 year.

5 Class C shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6 Commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Performance is at net asset value.

International Core Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE® Index”) with Gross Dividends and the MSCI EAFE® Index with Net Dividends assuming reinvestment of all dividends and distributions. The MSCI EAFE Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI EAFE Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2013

	1 Year	5 Years	Life of Class
Class A3	17.78%	10.59%	5.69%
Class B4	19.18%	10.92%	5.77%
Class C5	23.26%	11.21%	5.65%
Class F6	25.35%	12.20%	-0.46%
Class I7	25.37%	12.31%	6.70%
Class P8	24.91%	11.81%	6.22%
Class R2[9]	24.65%	11.79%	-0.73%
Class R3[10]	24.80%	11.78%	-0.83%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on December 31, 2003.

3 Class A shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2013, is calculated using the SEC-required uniform method to compute such return.

4 Class B shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for the Life of the Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5 Class C shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6 Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7 Class I shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. Performance is at net asset value.

8 Class P shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. Performance is at net asset value.

9 Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

10 Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

International Dividend Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Value Index with Gross Dividends and the MSCI All Country World Ex-U.S. Value Index with Net Dividends, assuming reinvestment of all dividends and distributions. The MSCI All Country World Ex-U.S. Value Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI All Country World Ex-U.S. Value Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2013

	1 Year	5 Years	Life of Class
Class A3	14.49%	11.06%	1.66%
Class C4	19.70%	11.64%	2.12%
Class F5	21.80%	12.65%	3.02%
Class I6	21.86%	12.78%	3.14%
Class R2[7]	21.13%	12.44%	2.85%
Class R3[8]	21.30%	12.30%	2.74%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on June 30, 2008.

3 Class A shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2013, is calculated using the SEC-required uniform method to compute such return.

4 Class C shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Class F shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Performance is at net asset value.

6 Class I shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Performance is at net asset value.

7 Class R2 shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Performance is at net asset value.

8 Class R3 shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Performance is at net asset value.

International Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P Developed Ex-U.S. SmallCap Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2013

	1 Year	5 Years	10 Years	Life of Class
Class A3	22.80%	17.92%	8.73%	—
Class B4	24.39%	18.34%	8.80%	—
Class C5	28.43%	18.57%	8.68%	—
Class F6	30.63%	19.61%	—	1.42%
Class I7	30.74%	19.72%	9.75%	—
Class P7	30.19%	19.21%	9.31%	—
Class R2[8]	29.97%	19.03%	—	0.93%
Class R3[9]	30.14%	19.18%	—	1.09%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2013, is calculated using the SEC-required uniform method to compute such return.

4 Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6 Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7 Performance is at net asset value.

8 Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

9 Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Value Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2500® Value Index and the Russell 2500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2013

	1 Year	5 Years	Life of Class
Class A3	26.34%	15.58%	10.62%
Class B4	28.29%	15.95%	10.76%
Class C5	32.29%	16.20%	10.76%
Class F6	34.54%	17.25%	8.14%
Class I7	34.63%	17.36%	11.85%
Class P8	34.09%	16.84%	11.36%
Class R2[9]	33.82%	16.66%	7.60%
Class R3[10]	33.92%	16.79%	7.71%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on December 30, 2005.

3 Class A shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2013, is calculated using the SEC-required uniform method to compute such return.

4 Class B shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for Life of the Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5 Class C shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6 Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7 Class I shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Performance is at net asset value.

8 Class P shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Performance is at net asset value.

9 Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

10 Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 through October 31, 2013).

Actual Expenses

For each class of each Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/13 – 10/31/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Alpha Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	5/1/13	10/31/13	5/1/13 - 10/31/13
Class A
Actual	$1,000.00	$1,191.30	$1.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.95	$1.28
Class B
Actual	$1,000.00	$1,186.90	$5.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.18	$5.09
Class C
Actual	$1,000.00	$1,187.10	$5.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.20	$5.09
Class F
Actual	$1,000.00	$1,192.50	$0.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.70	$0.51
Class I
Actual	$1,000.00	$1,193.00	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,025.21	$0.00
Class R2
Actual	$1,000.00	$1,189.10	$3.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.18	$3.06
Class R3
Actual	$1,000.00	$1,189.60	$2.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.71	$2.55

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.25% for Class A, 1.00% for Classes B and C, 0.10% for Class F, 0.00% for Class I, 0.60% for Class R2 and 0.50% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
#	Does not include expenses of Underlying Funds in which Alpha Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation

October 31, 2013

Underlying Fund Name	%*
Lord Abbett Developing Growth Fund, Inc. - Class I	20.30%
Lord Abbett Securities Trust - International Opportunities Fund - Class I	19.84%
Lord Abbett Securities Trust - Micro-Cap Growth Fund - Class I	10.66%
Lord Abbett Securities Trust - Micro-Cap Value Fund - Class I	9.67%
Lord Abbett Research Fund, Inc. - Small-Cap Value Fund - Class I	19.71%
Lord Abbett Securities Trust - Value Opportunities Fund - Class I	19.78%
Repurchase Agreement	0.04%
Total	100.00%

*	Represents percent of total investments.

Fundamental Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/13	10/31/13	5/1/13 - 10/31/13
Class A
Actual	$1,000.00	$1,110.20	$5.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.88	$5.40
Class B
Actual	$1,000.00	$1,106.40	$9.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.61	$8.69
Class C
Actual	$1,000.00	$1,106.20	$9.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.61	$8.69
Class F
Actual	$1,000.00	$1,111.30	$4.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.14	$4.13
Class I
Actual	$1,000.00	$1,111.60	$3.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.64	$3.62
Class P
Actual	$1,000.00	$1,109.30	$6.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.37	$5.90
Class R2
Actual	$1,000.00	$1,109.10	$6.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.62	$6.67
Class R3
Actual	$1,000.00	$1,109.90	$6.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.13	$6.16

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.06% for Class A, 1.71% for Classes B and C, 0.81% for Class F, 0.71% for Class I, 1.16% for Class P, 1.31% for Class R2 and 1.21% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2013

Sector*	%**
Consumer Discretionary	14.01%
Consumer Staples	5.02%
Energy	13.79%
Financials	22.85%
Health Care	18.70%
Industrials	7.09%

Sector*	%**
Information Technology	8.56%
Materials	3.57%
Telecommunication Services	2.42%
Utilities	3.13%
Repurchase Agreement	0.86%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Growth Leaders Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/13	10/31/13	5/1/13 - 10/31/13
Class A
Actual	$1,000.00	$1,231.70	$4.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.96	$4.33
Class B
Actual	$1,000.00	$1,227.50	$8.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.69	$7.63
Class C
Actual	$1,000.00	$1,228.00	$8.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.94	$7.32
Class F
Actual	$1,000.00	$1,232.50	$3.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.26	$2.96
Class I
Actual	$1,000.00	$1,233.50	$2.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.69	$2.55
Class R2
Actual	$1,000.00	$1,233.30	$3.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.05	$3.21
Class R3
Actual	$1,000.00	$1,230.20	$5.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.18	$5.09

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.85% for Class A, 1.50% for Class B, 1.44% for Class C, 0.58% for Class F, 0.50% for Class I, 0.63% for Class R2 and 1.00% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2013

Sector*	%**
Consumer Discretionary	23.77%
Consumer Staples	8.30%
Energy	4.51%
Financials	6.91%
Health Care	13.53%
Industrials	13.47%

Sector*	%**
Information Technology	24.40%
Materials	1.32%
Telecommunication Services	0.95%
Repurchase Agreement	2.84%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Core Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/13	10/31/13	5/1/13 - 10/31/13
Class A
Actual	$1,000.00	$1,090.60	$5.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70
Class B
Actual	$1,000.00	$1,086.90	$9.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.29	$9.00
Class C
Actual	$1,000.00	$1,086.80	$9.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.40	$8.89
Class F
Actual	$1,000.00	$1,092.00	$4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43
Class I
Actual	$1,000.00	$1,092.40	$4.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.33	$3.92
Class P
Actual	$1,000.00	$1,089.90	$6.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.06	$6.21
Class R2
Actual	$1,000.00	$1,089.20	$7.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97
Class R3
Actual	$1,000.00	$1,089.40	$6.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.82	$6.46

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.77% for Class B, 1.75% for Class C, 0.87% for Class F, 0.77% for Class I, 1.22% for Class P, 1.37% for Class R2 and 1.27% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2013

Sector*	%**
Consumer Discretionary	13.69%
Consumer Staples	7.18%
Energy	6.01%
Financials	24.95%
Health Care	6.81%
Industrials	16.64%

Sector*	%**
Information Technology	7.09%
Materials	8.45%
Telecommunication Services	4.15%
Utilities	1.50%
Repurchase Agreement	3.53%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Dividend Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/13	10/31/13	5/1/13 - 10/31/13
Class A
Actual	$1,000.00	$1,062.20	$5.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70
Class C
Actual	$1,000.00	$1,058.20	$9.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.30	$9.00
Class F
Actual	$1,000.00	$1,063.40	$4.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43
Class I
Actual	$1,000.00	$1,063.80	$4.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.92
Class R2
Actual	$1,000.00	$1,061.00	$7.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.31	$6.97
Class R3
Actual	$1,000.00	$1,060.80	$6.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.76	$6.51

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.77% for Class C, 0.87% for Class F, 0.77% for Class I, 1.37% for Class R2 and 1.28% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2013

Sector*	%**
Consumer Discretionary	11.76%
Consumer Staples	6.12%
Energy	10.72%
Financials	22.76%
Health Care	5.67%
Industrials	10.42%
Information Technology	2.34%
Materials	5.37%
Telecommunication Services	12.09%
Utilities	9.57%
Repurchase Agreement	3.18%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/13	10/31/13	5/1/13 - 10/31/13
Class A
Actual	$1,000.00	$1,105.10	$7.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.80	$7.48
Class B
Actual	$1,000.00	$1,102.20	$11.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.55	$10.71
Class C
Actual	$1,000.00	$1,102.30	$11.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.65	$10.61
Class F
Actual	$1,000.00	$1,107.20	$6.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.04	$6.21
Class I
Actual	$1,000.00	$1,107.20	$5.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70
Class P
Actual	$1,000.00	$1,105.50	$8.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.29	$7.98
Class R2
Actual	$1,000.00	$1,104.60	$9.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.54	$8.74
Class R3
Actual	$1,000.00	$1,105.30	$8.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.09	$8.19

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.47% for Class A, 2.11% for Class B, 2.09% for Class C, 1.22% for Class F, 1.12% for Class I, 1.57% for Class P, 1.72% for Class R2 and 1.61% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2013

Sector*	%**
Consumer Discretionary	19.64%
Consumer Staples	6.13%
Energy	5.99%
Financials	19.50%
Health Care	5.97%
Industrials	21.02%

Sector*	%**
Information Technology	10.74%
Materials	4.76%
Telecommunication Services	0.67%
Utilities	1.48%
Repurchase Agreement	4.10%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Value Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/13	10/31/13	5/1/13 - 10/31/13
Class A
Actual	$1,000.00	$1,135.00	$6.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$6.46
Class B
Actual	$1,000.00	$1,131.30	$10.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.53	$9.75
Class C
Actual	$1,000.00	$1,131.30	$10.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.53	$9.75
Class F
Actual	$1,000.00	$1,136.70	$5.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.19
Class I
Actual	$1,000.00	$1,136.80	$4.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.56	$4.69
Class P
Actual	$1,000.00	$1,134.60	$7.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.29	$6.97
Class R2
Actual	$1,000.00	$1,133.60	$8.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.54	$7.73
Class R3
Actual	$1,000.00	$1,134.30	$7.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.04	$7.22

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.27% for Class A, 1.92% for Classes B and C, 1.02% for Class F, 0.92% for Class I, 1.37% for Class P, 1.52% for Class R2 and 1.42% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2013

Sector*	%**
Consumer Discretionary	14.15%
Consumer Staples	3.44%
Energy	8.05%
Financials	26.47%
Health Care	8.91%
Industrials	9.70%

Sector*	%**
Information Technology	11.71%
Materials	7.28%
Utilities	6.58%
Repurchase Agreement	3.71%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

ALPHA STRATEGY FUND October 31, 2013

Investments	Shares	Fair Value (000)
INVESTMENTS IN UNDERLYING FUNDS(a) 99.81%
Lord Abbett Developing Growth Fund, Inc. – Class I*(b)	7,332,152	$236,095
Lord Abbett Securities Trust – International Opportunities Fund – Class I(c)	13,377,426	230,761
Lord Abbett Securities Trust – Micro-Cap Growth Fund – Class I*(c)	5,259,932	123,976
Lord Abbett Securities Trust – Micro-Cap Value Fund – Class I(c)	3,146,482	112,550
Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class I(c)	5,298,451	229,264
Lord Abbett Securities Trust – Value Opportunities Fund – Class I*(c)	10,532,666	230,139
Total Investments in Underlying Funds (cost $790,647,801)		1,162,785

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.04%

Repurchase Agreement
Repurchase Agreement dated 10/31/2013, Zero Coupon due 11/1/2013 with Fixed Income Clearing Corp. collateralized by $465,000 of U.S. Treasury Note at 2.125% due 12/31/2015; value $486,140; proceeds: $474,848 (cost $474,848)	$475	$475
Total Investments in Securities 99.85% (cost $791,122,649)		1,163,260
Cash and Other Assets in Excess of Liabilities 0.15%		1,776
Net Assets 100.00%		$1,165,036

*	Non-income producing security.
(a)	Affiliated issuers (See Note 11).
(b)	Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.
(c)	Fund investment objective is long-term capital appreciation.

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Investments in Underlying Funds	$1,162,785	$—	$—	$1,162,785
Repurchase Agreement	—	475	—	475
Total	$1,162,785	$475	$—	$1,163,260

(1)	Refer to note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry strategy of Underlying Funds.
(3)	There were no level transfers during the fiscal year ended October 31, 2013.

See Notes to Financial Statements.	27

Schedule of Investments

FUNDAMENTAL EQUITY FUND October 31, 2013

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.88%

Aerospace & Defense 2.00%
General Dynamics Corp.	639,000	$55,356
United Technologies Corp.	557,100	59,192
Total		114,548

Auto Components 1.73%
BorgWarner, Inc.	485,200	50,039
Delphi Automotive plc (United Kingdom)(a)	861,700	49,289
Total		99,328

Beverages 0.77%
Coca-Cola Co. (The)	1,117,000	44,200

Biotechnology 5.25%
Aegerion Pharmaceuticals, Inc.*	582,886	48,275
Celgene Corp.*	405,141	60,159
Gilead Sciences, Inc.*	1,664,400	118,156
Incyte Corp.*	776,000	30,264
Puma Biotechnology, Inc.*	612,700	23,472
Sarepta Therapeutics, Inc.*	525,958	20,481
Total		300,807

Building Products 0.89%
USG Corp.*	1,871,100	51,100

Capital Markets 2.75%
Affiliated Managers Group, Inc.*	302,800	59,785
Artisan Partners Asset Management, Inc. Class A	408,594	24,463
Invesco Ltd.	2,174,000	73,372
Total		157,620

Chemicals 1.94%
PPG Industries, Inc.	607,600	110,936

Commercial Banks 4.92%
East West Bancorp, Inc.	1,381,500	46,543
Fifth Third Bancorp	1,452,855	27,648
First Republic Bank	1,582,700	80,828

Investments	Shares	Fair Value (000)
Signature Bank*	315,000	$32,073
SunTrust Banks, Inc.	1,882,051	63,312
Wells Fargo & Co.	737,212	31,472
Total		281,876

Computers & Peripherals 1.21%
NCR Corp.*	1,890,967	69,115

Construction & Engineering 1.98%
Jacobs Engineering Group, Inc.*	828,600	50,395
URS Corp.	1,160,300	62,912
Total		113,307

Consumer Finance 1.99%
Capital One Financial Corp.	1,662,899	114,191

Diversified Financial Services 6.14%
Citigroup, Inc.	3,191,300	155,672
Intercontinental Exchange, Inc.*	149,900	28,890
JPMorgan Chase & Co.	3,238,500	166,912
Total		351,474

Diversified Telecommunication Services 2.44%
Verizon Communications, Inc.	2,761,400	139,478

Electric: Utilities 1.22%
NextEra Energy, Inc.	821,200	69,597

Electronic Equipment, Instruments & Components 0.86%
Anixter International, Inc.*	578,111	49,423

Energy Equipment & Services 0.70%
Dril-Quip, Inc.*	343,600	40,346

Food Products 2.96%
Kraft Foods Group, Inc.	1,148,568	62,459
Mondelez International, Inc. Class A	3,187,400	107,224
Total		169,683

28	See Notes to Financial Statements.

Schedule of Investments (continued)

FUNDAMENTAL EQUITY FUND October 31, 2013

Investments	Shares	Fair Value (000)
Health Care Providers & Services 8.92%
CIGNA Corp.	980,900	$75,510
Community Health Systems, Inc.	1,274,800	55,619
DaVita HealthCare Partners, Inc.*	1,050,400	59,043
Envision Healthcare Holdings, Inc.*	1,050,084	30,505
Express Scripts Holding Co.*	1,957,300	122,370
Humana, Inc.	816,600	75,250
Laboratory Corp. of America Holdings*	513,400	51,802
Team Health Holdings, Inc.*	947,600	41,164
Total		511,263

Household Products 1.32%
Kimberly-Clark Corp.	700,511	75,655

Information Technology Services 3.70%
Alliance Data Systems Corp.*	256,300	60,758
Cognizant Technology Solutions Corp. Class A*	947,300	82,349
Vantiv, Inc. Class A*	2,509,800	69,020
Total		212,127

Insurance 7.22%
ACE Ltd. (Switzerland)(a)	737,972	70,432
Allstate Corp. (The)	1,483,500	78,715
Hartford Financial Services Group, Inc.	2,772,900	93,447
Lincoln National Corp.	1,105,400	50,196
Prudential Financial, Inc.	865,100	70,410
XL Group plc (Ireland)(a)	1,644,600	50,275
Total		413,475

Internet Software & Services 1.17%
eBay, Inc.*	1,275,400	67,226

Investments	Shares	Fair Value (000)
Life Sciences Tools & Services 2.32%
Quintiles Transnational Holdings, Inc.*	948,911	$39,845
Thermo Fisher Scientific, Inc.	954,400	93,321
Total		133,166

Machinery 1.14%
Pentair Ltd. (Switzerland)(a)	972,600	65,252

Media 5.41%
CBS Corp. Class B	884,300	52,297
Comcast Corp. Class A	1,738,600	82,723
Interpublic Group of Cos., Inc. (The)	1,747,577	29,359
Starz Class A*	2,525,200	76,135
Time Warner, Inc.	1,005,800	69,139
Total		309,653

Metals & Mining 1.66%
Reliance Steel & Aluminum Co.	1,295,500	94,947

Multi-Utilities 1.94%
PG&E Corp.	805,200	33,698
Sempra Energy	849,500	77,423
Total		111,121

Oil, Gas & Consumable Fuels 13.19%
Apache Corp.	672,200	59,691
Cimarex Energy Co.	683,900	72,049
EQT Corp.	760,900	65,141
Exxon Mobil Corp.	876,419	78,545
Marathon Petroleum Corp.	930,900	66,708
Occidental Petroleum Corp.	878,360	84,393
Pioneer Natural Resources Co.	485,900	99,502
Range Resources Corp.	898,252	68,007
Southwestern Energy Co.*	1,821,200	67,785
Valero Energy Corp.	2,281,000	93,909
Total		755,730

See Notes to Financial Statements.	29

Schedule of Investments (concluded)

FUNDAMENTAL EQUITY FUND October 31, 2013

Investments	Shares	Fair Value (000)
Pharmaceuticals 2.34%
Actavis plc*	774,000	$119,645
Eli Lilly & Co.	293,300	14,612
Total		134,257

Professional Services 0.72%
Towers Watson & Co.Class A	360,700	41,412

Road & Rail 0.42%
Con-way, Inc.	579,100	23,859

Semiconductors & Semiconductor Equipment 0.72%
Xilinx, Inc.	905,400	41,123

Software 0.96%
Electronic Arts, Inc.*	2,085,900	54,755

Specialty Retail 5.95%
Bed Bath & Beyond, Inc.*	676,826	52,332
CST Brands, Inc.	1,542,188	49,720
Foot Locker, Inc.	1,822,000	63,224
GNC Holdings, Inc. Class A	992,500	58,379
PetSmart, Inc.	773,500	56,280
TJX Cos., Inc. (The)	1,002,800	60,960
Total		340,895

Textiles, Apparel & Luxury Goods 1.03%
PVH Corp.	473,100	58,934
Total Common Stocks (cost $4,712,047,214)		5,721,879

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.86%

Repurchase Agreement
Repurchase Agreement dated 10/31/2013, Zero Coupon due 11/1/2013 with Fixed Income Clearing Corp. collateralized by $40,135,000 of U.S. Treasury Note at 0.75% due 3/31/2018; $11,510,000 of U.S. Treasury Note at 0.875% due 7/31/2019; value: $50,441,246; proceeds: $49,451,379 (cost $49,451,379)	$49,451	$49,451
Total Investments in Securities 100.74% (cost $4,761,498,593)		5,771,330
Liabilities in Excess of Cash and Other Assets (0.74)%		(42,394)
Net Assets 100.00%		$5,728,936

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$5,721,879	$—	$—	$5,721,879
Repurchase Agreement	—	49,451	—	49,451
Total	$5,721,879	$49,451	$—	$5,771,330

(1)	Refer to note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended October 31, 2013.

30	See Notes to Financial Statements.

Schedule of Investments

GROWTH LEADERS FUND October 31, 2013

Investments	Shares	Fair Value (000)
COMMON STOCKS 95.44%

Aerospace & Defense 5.76%
B/E Aerospace, Inc.*	52,963	$4,299
Boeing Co. (The)	49,066	6,403
Honeywell International, Inc.	57,717	5,006
Precision Castparts Corp.	22,493	5,701
United Technologies Corp.	33,726	3,583
Total		24,992

Air Freight & Logistics 1.18%
FedEx Corp.	39,169	5,131

Auto Components 0.75%
Gentex Corp.	110,642	3,257

Beverages 1.26%
PepsiCo, Inc.	64,771	5,447

Biotechnology 7.70%
Alexion Pharmaceuticals, Inc.*	42,028	5,167
Biogen Idec, Inc.*	33,353	8,145
Celgene Corp.*	37,832	5,618
Gilead Sciences, Inc.*	127,389	9,043
Incyte Corp.*	60,161	2,346
Regeneron Pharmaceuticals, Inc.*	10,779	3,100
Total		33,419

Capital Markets 3.39%
Affiliated Managers Group, Inc.*	23,064	4,554
Charles Schwab Corp. (The)	193,711	4,388
Financial Engines, Inc.	35,876	2,004
TD Ameritrade Holding Corp.	138,196	3,767
Total		14,713

Chemicals 1.30%
Monsanto Co.	53,623	5,624

Communications Equipment 0.46%
QUALCOMM, Inc.	28,654	1,991

Investments	Shares	Fair Value (000)
Computers & Peripherals 3.52%
Apple, Inc.	20,475	$10,695
SanDisk Corp.	65,853	4,577
Total		15,272

Consumer Finance 1.49%
American Express Co.	79,156	6,475

Diversified Consumer Services 0.84%
LifeLock, Inc.*	226,200	3,640

Diversified Financial Services 1.14%
Intercontinental Exchange, Inc.*	25,714	4,956

Diversified Telecommunication Services 0.93%
Verizon Communications, Inc.	80,132	4,047

Electrical Equipment 1.20%
Rockwell Automation, Inc.	47,170	5,208

Energy Equipment & Services 3.41%
CARBO Ceramics, Inc.	14,451	1,811
Core Laboratories NV (Netherlands)*(a)	16,373	3,065
Frank’s International NV (Netherlands)*(a)	121,225	3,708
Schlumberger Ltd.	66,265	6,211
Total		14,795

Food & Staples Retailing 4.40%
Costco Wholesale Corp.	45,179	5,331
United Natural Foods, Inc.*	37,160	2,655
Walgreen Co.	103,263	6,117
Whole Foods Market, Inc.	79,290	5,006
Total		19,109

Health Care Equipment & Supplies 0.51%
Align Technology, Inc.*	38,510	2,197

Health Care Technology 1.01%
athenahealth, Inc.*	18,650	2,490
Medidata Solutions, Inc.*	17,186	1,896
Total		4,386

See Notes to Financial Statements.	31

Schedule of Investments (continued)

GROWTH LEADERS FUND October 31, 2013

Investments	Shares	Fair Value (000)
Hotels, Restaurants & Leisure 5.10%
Chipotle Mexican Grill, Inc.*	9,511	$5,012
Las Vegas Sands Corp.	84,027	5,900
Starbucks Corp.	84,212	6,826
Starwood Hotels & Resorts Worldwide, Inc.	59,831	4,405
Total		22,143

Household Durables 0.72%
Harman International Industries, Inc.	38,723	3,137

Household Products 1.57%
Colgate-Palmolive Co.	105,213	6,810

Industrial Conglomerates 0.82%
Danaher Corp.	49,608	3,576

Information Technology Services 3.58%
Cognizant Technology
Solutions Corp. Class A*	48,552	4,221
EPAM Systems, Inc.*	87,085	3,263
MasterCard, Inc. Class A	6,517	4,673
Visa, Inc. Class A	17,086	3,360
Total		15,517

Internet & Catalog Retail 4.74%
Amazon.com, Inc.*	24,647	8,972
Netflix, Inc.*	8,320	2,683
priceline.com, Inc.*	5,962	6,283
TripAdvisor, Inc.*	31,973	2,645
Total		20,583

Internet Software & Services 9.85%
Facebook, Inc. Class A*	176,392	8,866
Google, Inc. Class A*	20,862	21,500
LinkedIn Corp. Class A*	14,388	3,218
MercadoLibre, Inc. (Argentina)(a)	29,994	4,038
Pandora Media, Inc.*	119,030	2,991
Yandex NV Class A (Netherland)*(a)	57,615	2,124
Total		42,737

Investments	Shares	Fair Value (000)
Leisure Equipment & Products 0.52%
Polaris Industries, Inc.	17,287	$2,264

Life Sciences Tools & Services 1.37%
Illumina, Inc.*	63,319	5,921

Machinery 1.10%
Ingersoll-Rand plc (Ireland)(a)	70,637	4,770

Media 3.63%
AMC Networks, Inc. Class A*	49,764	3,488
Comcast Corp. Class A	172,554	8,210
Time Warner, Inc.	58,725	4,037
Total		15,735

Oil, Gas & Consumable Fuels 1.02%
Continental Resources, Inc.*	20,641	2,351
Pioneer Natural Resources Co.	10,216	2,092
Total		4,443

Pharmaceuticals 2.71%
Bristol-Myers Squibb Co.	161,839	8,500
Perrigo Co.	23,709	3,269
Total		11,769

Professional Services 1.37%
Robert Half International, Inc.	61,180	2,357
Verisk Analytics, Inc. Class A*	52,306	3,584
Total		5,941

Road & Rail 1.05%
Kansas City Southern	37,488	4,556

Semiconductors & Semiconductor Equipment 2.19%
ARM Holdings plc ADR	44,148	2,083
SunEdison, Inc.*	435,055	4,046
SunPower Corp.*	111,620	3,370
Total		9,499

32	See Notes to Financial Statements.

Schedule of Investments (continued)

GROWTH LEADERS FUND October 31, 2013

Investments	Shares	Fair Value (000)
Software 4.37%
Adobe Systems, Inc.*	85,026	$4,608
Concur Technologies, Inc.*	30,187	3,158
Salesforce.com, Inc.*	106,687	5,693
Splunk, Inc.*	34,577	2,168
Ultimate Software Group, Inc. (The)*	21,721	3,356
Total		18,983

Specialty Retail 3.95%
Lowe’s Cos., Inc.	128,942	6,419
TJX Cos., Inc. (The)	101,118	6,147
ULTA Salon, Cosmetics & Fragrance, Inc.*	35,643	4,592
Total		17,158

Textiles, Apparel & Luxury Goods 3.09%
Michael Kors Holdings Ltd. (Hong Kong)*(a)	59,918	4,611
NIKE, Inc. Class B	74,378	5,635
Under Armour, Inc. Class A*	39,070	3,170
Total		13,416

Thrifts & Mortgage Finance 0.76%
Ocwen Financial Corp.*	58,975	3,316

Tobacco 0.93%
Lorillard, Inc.	78,925	4,026

Trading Companies & Distributors 0.75%
United Rentals, Inc.*	50,170	3,240
Total Common Stocks (cost $391,160,129)		414,199

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 2.79%

Repurchase Agreement
Repurchase Agreement dated 10/31/2013, Zero Coupon due 11/1/2013 with Fixed Income Clearing Corp. collateralized by $11,810,000 of U.S. Treasury Note at 2.125% due 12/31/2015; value: $12,346,906; proceeds: $12,102,714 (cost $12,102,714)	$12,103	$12,103
Total Investments in Securities 98.23% (cost $403,262,843)		426,302
Cash and Other Assets in Excess of Liabilities(b) 1.77%		7,679
Net Assets 100.00%		$433,981

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation on futures contracts as follows:

See Notes to Financial Statements.	33

Schedule of Investments (concluded)

GROWTH LEADERS FUND October 31, 2013

Open Futures Contracts at October 31, 2013:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Appreciation
E-Mini S&P 500 Index	December 2013	1	Long	$87,550	$2,625

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$414,199	$—	$—	$414,199
Repurchase Agreement	—	12,103	—	12,103
Total	$414,199	$12,103	$—	$426,302
Other Financial Instruments
Futures Contracts
Assets	$3	$—	$—	$3
Liabilities	—	—	—	—
Total	$3	$—	$—	$3

(1)	Refer to note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended October 31, 2013.

34	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL CORE EQUITY FUND October 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
COMMON STOCKS 96.04%

Austria 1.70%

Diversified Telecommunication Services 0.69%
Telekom Austria AG	692,320	$5,703

Machinery 1.01%
Andritz AG	136,225	8,392
Total Austria		14,095

Canada 1.00%

Metals & Mining
Teck Resources Ltd. Class B	310,500	8,309

China 0.93%

Real Estate Management & Development
China Overseas Land & Investment Ltd.	2,502,000	7,745

Denmark 0.72%

Pharmaceuticals
H Lundbeck A/S	276,954	5,954

France 8.03%

Aerospace & Defense 1.74%
Safran SA	225,946	14,442

Diversified Telecommunication Services 1.62%
Vivendi SA	531,785	13,498

Electrical Equipment 1.63%
Schneider Electric SA	160,667	13,536

Insurance 1.59%
AXA SA	528,648	13,207

Textiles, Apparel & Luxury Goods 1.45%
Kering	52,952	12,032
Total France		66,715

Investments	Shares	U.S.$ Fair Value (000)
Germany 8.77%

Air Freight & Logistics 0.70%
Deutsche Post AG Registered Shares	172,104	$5,824

Automobiles 1.63%
Daimler AG Registered Shares	164,773	13,522

Capital Markets 1.01%
Deutsche Bank AG Registered Shares	173,659	8,401

Diversified Financial Services 1.22%
Deutsche Boerse AG	135,153	10,175

Health Care Providers & Services 1.11%
Fresenius SE & Co. KGaA	71,140	9,247

Industrial Conglomerates 1.83%
Siemens AG Registered Shares	118,724	15,182

Life Sciences Tools & Services 1.27%
Morphosys AG*	135,650	10,518
Total Germany		72,869

Hong Kong 3.15%

Airlines 1.31%
Cathay Pacific Airways Ltd.	5,498,000	10,907

Hotels, Restaurants & Leisure 1.84%
SJM Holdings Ltd.	4,715,000	15,234
Total Hong Kong		26,141

Indonesia 0.69%

Commercial Banks
PT Bank Negara Indonesia (Persero) Tbk	13,456,500	5,730

See Notes to Financial Statements.	35

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
Italy 2.14%

Oil, Gas & Consumable Fuels
Eni SpA ADR	350,700	$17,816

Japan 19.73%

Airlines 0.71%
Japan Airlines Co., Ltd.	101,300	5,903

Automobiles 3.48%
Nissan Motor Co., Ltd.	728,500	7,275
Toyota Motor Corp.	334,900	21,662
		28,937

Chemicals 1.18%
Asahi Kasei Corp.	1,288,000	9,759

Commercial Banks 1.41%
Bank of Yokohama Ltd. (The)	2,137,000	11,736

Diversified Financial Services 1.64%
ORIX Corp.	794,800	13,628

Electronic Equipment, Instruments & Components 3.76%
Hitachi Ltd.	2,122,000	14,782
Murata Manufacturing Co., Ltd.	97,800	7,828
Omron Corp.	227,700	8,661
		31,271

Machinery 0.93%
NSK Ltd.	729,000	7,725

Real Estate Management & Development 1.26%
Daiwa House Industry Co., Ltd.	525,000	10,470

Road & Rail 1.22%
East Japan Railway Co.	117,100	10,134

Tobacco 1.09%
Japan Tobacco, Inc.	251,000	9,062

Investments	Shares	U.S. $ Fair Value (000)
Trading Companies & Distributors 3.05%
Mitsubishi Corp.	676,700	$13,640
Sumitomo Corp.	902,900	11,707
		25,347
Total Japan		163,972

Luxembourg 1.23%

Metals & Mining
ArcelorMittal Registered Shares	645,400	10,171

Mexico 0.63%

Real Estate Investment Trusts
Macquarie Mexico Real Estate Management SA de CV*	2,863,200	5,262

Netherlands 5.77%

Beverages 0.99%
Heineken Holding NV	129,007	8,214

Diversified Financial Services 1.59%
ING Groep NV CVA*	1,037,914	13,223

Diversified Telecommunication Services 0.38%
Koninklijke KPN NV*	1,000,599	3,198

Food & Staples Retailing 1.31%
Koninklijke Ahold NV	569,696	10,845

Insurance 1.50%
Aegon NV	1,568,160	12,485
Total Netherlands		47,965

Norway 6.90%

Biotechnology 1.07%
Algeta ASA*	223,862	8,893

Commercial Banks 2.11%
DnB NOR ASA	991,820	17,577

36	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
Norway (continued)

Diversified Telecommunication Services 1.44%
Telenor ASA	497,210	$11,944

Energy Equipment & Services 0.94%
Ocean Rig UDW, Inc.*	444,196	7,787

Insurance 1.34%
Storebrand ASA*	1,729,315	11,166
Total Norway		57,367

Portugal 1.75%

Oil, Gas & Consumable Fuels
Galp Energia SGPS SA	858,957	14,555

South Korea 4.39%

Chemicals 1.59%
LG Chem Ltd.	46,826	13,221

Commercial Banks 0.49%
DGB Financial Group, Inc.	255,330	4,092

Semiconductors & Semiconductor Equipment 2.31%
Samsung Electronics Co., Ltd.	7,850	10,842
SK Hynix, Inc.*	277,480	8,358
		19,200
Total South Korea		36,513

Spain 3.41%

Airlines 1.39%
International Consolidated Airlines Group SA*	2,077,658	11,590

Construction & Engineering 1.05%
Obrascon Huarte Lain SA	207,282	8,696

Media 0.97%
Mediaset Espana Comunicacion SA*	661,295	8,081
Total Spain		28,367

Investments	Shares	U.S. $ Fair Value (000)
Sweden 0.89%

Household Durables
Electrolux AB Series B	297,786	$7,353

Switzerland 4.47%

Chemicals 1.18%
Syngenta AG Registered Shares	24,223	9,784

Insurance 0.68%
Swiss Re Ltd.*	63,957	5,618

Pharmaceuticals 2.61%
Novartis AG Registered Shares	132,814	10,312
Roche Holding AG	41,200	11,406
		21,718
Total Switzerland		37,120

Taiwan 0.99%

Semiconductors & Semiconductor Equipment
Siliconware Precision Industries Co. ADR	1,373,100	8,225

Thailand 1.10%

Commercial Banks
Bangkok Bank Public Co., Ltd.	1,383,600	9,157

United Kingdom 17.65%

Commercial Banks 4.00%
Barclays plc	3,985,492	16,845
HSBC Holdings plc	698,565	7,640
HSBC Holdings plc ADR	83,500	4,596
Lloyds Banking Group plc*	3,377,093	4,198
		33,279

Electric: Utilities 0.88%
SSE plc	323,437	7,343

Food & Staples Retailing 0.97%
Tesco plc	1,383,860	8,081

See Notes to Financial Statements.	37

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
United Kingdom (continued)

Food Products 2.02%
Tate & Lyle plc	834,506	$10,591
Unilever plc	152,725	6,183
		16,774

Household Durables 1.51%
Berkeley Group Holdings plc	333,734	12,522

Insurance 1.62%
Prudential plc	655,184	13,436

Media 1.88%
WPP plc	733,822	15,590

Metals & Mining 2.24%
Rio Tinto plc ADR	367,600	18,637

Multi-Utilities 0.61%
National Grid plc	403,950	5,081

Oil, Gas & Consumable Fuels 1.15%
Genel Energy plc*	627,215	9,554

Tobacco 0.77%
Imperial Tobacco Group plc	171,301	6,397
Total United Kingdom		146,694
Total Common Stocks (cost $654,127,852)		798,095

Investments	Principal Amount (000)	U.S. $ Fair Value (000)
SHORT-TERM INVESTMENT 3.52%

Repurchase Agreement
Repurchase Agreement dated 10/31/2013, Zero Coupon due 11/1/2013 with Fixed Income Clearing Corp. collateralized by $28,515,000 of U.S. Treasury Note at 2.125% due 12/31/2015; value: $29,811,349; proceeds: $29,224,961 (cost $29,224,961)	$29,225	$29,225
Total Investments in Securities 99.56% (cost $683,352,813)		827,320
Cash, Foreign Cash and Other Assets in Excess of Liabilities(a) 0.44%		3,669
Net Assets 100.00%		$830,989

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized depreciation on forward foreign currency exchange contracts as follows:

38	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2013

Open Forward Foreign Currency Exchange Contracts at October 31, 2013:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Australian dollar	Buy	J.P.Morgan	12/9/2013	3,000,000	$2,664,189	$2,828,967	$164,778
Australian dollar	Buy	J.P.Morgan	12/9/2013	8,310,000	7,513,644	7,836,238	322,594
Australian dollar	Buy	J.P.Morgan	12/9/2013	4,465,000	4,038,186	4,210,446	172,260
Australian dollar	Buy	J.P.Morgan	2/10/2014	4,620,000	4,319,289	4,338,501	19,212
Australian dollar	Buy	UBS AG	12/9/2013	2,090,000	1,884,946	1,970,847	85,901
Australian dollar	Buy	UBS AG	12/9/2013	4,635,000	4,111,829	4,370,754	258,925
Brazilian real	Buy	UBS AG	12/2/2013	14,280,000	6,128,755	6,331,434	202,679
Chilean peso	Buy	Morgan Stanley	11/18/2013	1,453,000,000	2,783,525	2,830,758	47,233
euro	Buy	J.P.Morgan	11/25/2013	1,050,000	1,421,033	1,425,703	4,670
euro	Buy	Morgan Stanley	11/25/2013	3,450,000	4,586,885	4,684,452	97,567
Singapore dollar	Buy	UBS AG	1/16/2014	2,150,000	1,713,351	1,730,903	17,552
South African rand	Buy	J.P.Morgan	12/19/2013	23,250,000	2,287,481	2,300,618	13,137
South Korean won	Buy	Credit Suisse	11/4/2013	4,584,000,000	4,028,474	4,321,471	292,997
Swiss franc	Buy	Goldman Sachs	1/16/2014	1,930,000	2,080,872	2,128,385	47,513
Swiss franc	Buy	Goldman Sachs	1/16/2014	5,725,000	6,300,064	6,313,475	13,411
Canadian dollar	Sell	Morgan Stanley	2/24/2014	3,950,000	3,827,037	3,777,491	49,546
Chilean peso	Sell	Morgan Stanley	11/18/2013	1,453,000,000	2,856,581	2,830,758	25,823
Japanese yen	Sell	Barclays Bank plc	1/9/2014	954,000,000	9,756,137	9,706,471	49,666
Japanese yen	Sell	Goldman Sachs	11/26/2013	201,000,000	2,093,205	2,044,346	48,859
Mexican peso	Sell	J.P.Morgan	11/22/2013	16,540,000	1,308,718	1,265,893	42,825
Norwegian krone	Sell	Deutsche Bank AG	12/12/2013	44,500,000	7,506,069	7,464,732	41,337
Norwegian krone	Sell	Deutsche Bank AG	12/12/2013	39,020,000	6,589,424	6,545,479	43,945
Norwegian krone	Sell	Goldman Sachs	1/24/2014	127,000,000	21,427,851	21,268,599	159,252
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$2,221,682

See Notes to Financial Statements.	39

Schedule of Investments (concluded)

INTERNATIONAL CORE EQUITY FUND October 31, 2013

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Australian dollar	Buy	Goldman Sachs	12/9/2013	6,215,000	$5,861,932	$5,860,676	$(1,256)
Australian dollar	Buy	UBS AG	2/10/2014	26,265,000	25,120,135	24,664,658	(455,477)
euro	Buy	J.P.Morgan	11/25/2013	2,060,000	2,845,223	2,797,093	(48,130)
euro	Buy	J.P.Morgan	11/25/2013	1,155,000	1,592,715	1,568,273	(24,442)
Japanese yen	Buy	Goldman Sachs	11/26/2013	201,000,000	2,057,815	2,044,347	(13,468)
Japanese yen	Buy	Goldman Sachs	1/9/2014	139,000,000	1,416,360	1,414,255	(2,105)
Japanese yen	Buy	Morgan Stanley	1/9/2014	245,000,000	2,519,063	2,492,752	(26,311)
Mexican peso	Buy	Morgan Stanley	11/22/2013	16,540,000	1,281,745	1,265,893	(15,852)
Singapore dollar	Buy	J.P.Morgan	1/16/2014	4,210,000	3,401,273	3,389,350	(11,923)
Swiss franc	Buy	Goldman Sachs	2/25/2014	13,065,000	14,638,951	14,413,281	(225,670)
euro	Sell	Goldman Sachs	2/18/2014	17,250,000	23,401,229	23,425,097	(23,868)
euro	Sell	Morgan Stanley	12/30/2013	1,550,000	2,052,507	2,104,688	(52,181)
euro	Sell	Morgan Stanley	12/30/2013	3,760,000	4,936,109	5,105,565	(169,456)
euro	Sell	UBS AG	11/25/2013	5,100,000	6,738,293	6,924,843	(186,550)
euro	Sell	UBS AG	11/25/2013	4,800,000	6,382,829	6,517,499	(134,670)
euro	Sell	UBS AG	11/25/2013	7,600,000	9,979,925	10,319,373	(339,448)
Norwegian krone	Sell	Morgan Stanley	1/24/2014	25,550,000	4,206,939	4,278,840	(71,901)
South Korean won	Sell	Barclays Bank plc	12/30/2013	3,525,000,000	3,258,910	3,293,492	(34,582)
South Korean won	Sell	Deutsche Bank AG	12/30/2013	5,400,000,000	4,794,332	5,045,350	(251,018)
South Korean won	Sell	Morgan Stanley	12/30/2013	3,230,000,000	2,965,215	3,017,867	(52,652)
South Korean won	Sell	Morgan Stanley	12/30/2013	6,220,000,000	5,769,147	5,811,496	(42,349)
South Korean won	Sell	UBS AG	11/4/2013	4,584,000,000	3,997,558	4,321,471	(323,913)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(2,507,222)

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$798,095	$—	$—	$798,095
Repurchase Agreement	—	29,225	—	29,225
Total	$798,095	$29,225	$—	$827,320
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$—	$2,222	$—	$2,222
Liabilities	—	(2,507)	—	(2,507)
Total	$—	$(285)	$—	$(285)

(1)	Refer to note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended October 31, 2013.

40	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
LONG-TERM INVESTMENTS 96.29%

COMMON STOCKS 94.46%

Australia 4.32%

Commercial Banks 2.27%
National Australia Bank Ltd.	1,587,697	$52,986

Electric: Utilities 2.05%
SP AusNet	18,710,819	22,106
Spark Infrastructure Group	16,154,016	25,879
		47,985
Total Australia		100,971

Austria 1.22%

Metals & Mining
Voestalpine AG	604,620	28,556

Belgium 0.91%

Air Freight & Logistics
bpost SA*	1,014,634	21,339

Canada 1.21%

Oil, Gas & Consumable Fuels
Baytex Energy Corp.	320,600	13,382
Lightstream Resources Ltd.	2,304,200	14,806
		28,188

Chile 0.74%

Electric: Utilities
Enersis SA ADR	1,043,692	17,221

Finland 1.54%

Paper & Forest Products
UPM-Kymmene OYJ	2,266,566	36,037

France 12.13%

Commercial Banks 1.50%
BNP Paribas SA	474,901	35,167

Investments	Shares	U.S. $ Fair Value (000)
Diversified Telecommunication Services 2.86%
Orange SA	1,934,144	$26,550
Vivendi SA	1,585,980	40,257
		66,807

Electrical Equipment 1.17%
Schneider Electric SA	324,847	27,368

Insurance 1.48%
AXA SA	1,386,754	34,645

Media 0.63%
Lagardere SCA	406,263	14,777

Oil, Gas & Consumable Fuels 1.89%
Total SA ADR	721,480	44,140

Pharmaceuticals 1.45%
Sanofi	317,730	33,882

Textiles, Apparel & Luxury Goods 1.15%
Kering	118,085	26,831
Total France		283,617

Germany 7.78%

Air Freight & Logistics 0.75%
Deutsche Post AG Registered Shares	519,013	17,564

Automobiles 1.63%
Daimler AG Registered Shares	464,571	38,124

Diversified Telecommunication Services 1.65%
Deutsche Telekom AG Registered Shares	2,456,839	38,695

Industrial Conglomerates 1.74%
Siemens AG Registered Shares	318,202	40,689

Media 0.75%
ProSiebenSat.1 Media AG	367,916	17,524

See Notes to Financial Statements.	41

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
Germany (continued)

Wireless Telecommunication Services 1.26%
Freenet AG*	1,127,246	$29,363
Total Germany		181,959

Hong Kong 4.78%

Hotels, Restaurants & Leisure 2.75%
SJM Holdings Ltd.	12,790,000	41,324
Wynn Macau Ltd.	6,010,800	23,065
		64,389
Industrial Conglomerates 0.60%
NWS Holdings Ltd.	4,636,000	7,235
Shanghai Industrial Holdings Ltd.	2,015,000	6,667
		13,902

Real Estate Management & Development 0.97%
Yuexiu Property Co., Ltd.	81,184,000	22,618

Water Utilities 0.46%
Guangdong Investment Ltd.	12,600,000	10,840
Total Hong Kong		111,749

Israel 1.25%

Diversified Telecommunication Services
Bezeq The Israeli Telecommunication Corp., Ltd.	16,805,876	29,268

Italy 4.46%

Commercial Banks 0.95%
Intesa Sanpaolo SpA	8,914,516	22,162

Oil, Gas & Consumable Fuels 2.03%
Eni SpA ADR	936,180	47,558

Transportation Infrastructure 1.48%
Atlantia SpA	1,579,020	34,624
Total Italy		104,344

Investments	Shares	U.S. $ Fair Value (000)
Japan 10.43%

Automobiles 2.81%
Nissan Motor Co., Ltd.	3,150,000	$31,458
Toyota Motor Corp.	530,000	34,281
		65,739

Commercial Banks 1.34%
Aozora Bank Ltd.	10,833,000	31,398

Office Electronics 1.06%
Ricoh Co., Ltd.	2,348,000	24,667

Real Estate Investment Trusts 1.18%
United Urban Investment Corp.	18,123	27,665

Tobacco 0.87%
Japan Tobacco, Inc.	563,200	20,333

Trading Companies & Distributors 3.07%
Mitsubishi Corp.	1,774,300	35,764
Sumitomo Corp.	2,778,700	36,030
		71,794

Wireless Telecommunication Services 0.10%
KDDI Corp.	43,576	2,353
Total Japan		243,949

Luxembourg 0.94%

Media
RTL Group SA	201,377	21,874

Mexico 0.75%

Real Estate Investment Trusts
Macquarie Mexico Real Estate Management SA de CV*	9,573,337	17,595

42	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
Netherlands 2.65%

Insurance
Aegon NV	4,543,067	$36,171
Delta Lloyd NV	1,211,405	25,758
		61,929
Total Netherlands		61,929

Norway 2.44%

Diversified Telecommunication Services 1.43%
Telenor ASA	1,393,494	33,473

Energy Equipment & Services 1.01%
Seadrill Ltd.	506,900	23,632
Total Norway		57,105

Portugal 1.67%

Electric: Utilities
EDP – Energias de Portugal SA	10,578,242	38,951

Russia 0.84%

Oil, Gas & Consumable Fuels
Gazprom OAO ADR	2,103,500	19,689

Singapore 0.55%

Real Estate Investment Trusts
Mapletree Logistics Trust	14,661,000	12,924

South Africa 0.29%

Metals & Mining
Kumba Iron Ore Ltd.	162,145	6,788

South Korea 1.07%

Wireless Telecommunication Services
SK Telecom Co. Ltd.	117,155	25,071

Investments	Shares	U.S. $ Fair Value (000)
Spain 4.68%

Commercial Banks 1.24%
Banco Bilbao Vizcaya Argentaria SA	2,481,114	$29,069

Electric: Utilities 0.50%
Red Electrica Corp. SA	186,015	11,595

Gas Utilities 1.11%
Gas Natural SDG SA	1,102,196	25,994

Insurance 0.31%
Mapfre SA	1,806,649	7,271

Oil, Gas & Consumable Fuels 1.52%
Repsol SA	1,317,745	35,390
Total Spain		109,319

Sweden 1.00%

Construction & Engineering 0.64%
NCC AB B Shares	488,401	15,044

Personal Products 0.36%
Oriflame Cosmetics SA SDR	265,513	8,399
Total Sweden		23,443

Switzerland 3.72%

Insurance 0.79%
Swiss Re Ltd.*	211,422	18,571

Pharmaceuticals 2.93%
Novartis AG Registered Shares	400,522	31,098
Roche Holding AG	134,977	37,368
		68,466
Total Switzerland		87,037

Taiwan 1.28%

Semiconductors & Semiconductor Equipment
Siliconware Precision Industries Co. ADR	4,979,120	29,825

See Notes to Financial Statements.	43

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
Thailand 1.15%

Commercial Banks
Krung Thai Bank PCL	41,107,700	$26,811

Turkey 0.56%

Oil, Gas & Consumable Fuels
Tupras Turkiye Petrol Rafinerileri AS	579,542	13,151

United Kingdom 20.10%

Beverages 0.76%
Britvic plc	1,765,768	17,695

Commercial Banks 2.71%
Barclays plc	7,331,818	30,988
HSBC Holdings plc	2,954,027	32,308
		63,296

Consumer Finance 0.26%
Provident Financial plc	236,134	5,982

Diversified Telecommunication Services 0.22%
Cable & Wireless Communications plc	6,981,227	5,238

Electric: Utilities 1.09%
SSE plc	1,124,420	25,529

Food & Staples Retailing 1.09%
Tesco plc	4,351,414	25,410

Food Products 1.91%
Tate & Lyle plc	2,334,052	29,621
Unilever plc	373,537	15,123
		44,744

Insurance 2.53%
Prudential plc	1,625,694	33,339
RSA Insurance Group plc	12,593,292	25,927
		59,266

Investments	Shares	U.S. $ Fair Value (000)
Media 1.03%
Reed Elsevier plc	1,722,332	$24,136

Metals & Mining 2.28%
Rio Tinto plc ADR	1,053,200	53,397

Multi-Utilities 0.76%
National Grid plc	1,412,397	17,766

Oil, Gas & Consumable Fuels 1.60%
BP plc	4,845,482	37,502

Pharmaceuticals 1.27%
GlaxoSmithKline plc	1,122,938	29,592

Tobacco 1.10%
Imperial Tobacco Group plc	686,413	25,633

Wireless Telecommunication Services 1.49%
Vodafone Group plc	9,683,999	34,859
Total United Kingdom		470,045
Total Common Stocks (cost $1,895,003,776)		2,208,755

PREFERRED STOCKS 1.83%

Brazil

Diversified Telecommunication Services 0.68%
Oi SA	9,474,400	15,902

Independent Power Producers & Energy Traders 1.15%
AES Tiete SA	2,735,600	26,743
Total Brazil		42,645
Total Preferred Stocks (cost $48,073,746)		42,645
Total Long-Term Investments (cost $1,943,077,522)		2,251,400

44	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2013

Investments	Principal Amount (000)	U.S. $ Fair Value (000)
SHORT-TERM INVESTMENT 3.16%

Repurchase Agreement
Repurchase Agreement dated 10/31/2013, Zero Coupon due 11/1/2013 with Fixed Income Clearing Corp. collateralized by $72,140,000 of U.S. Treasury Note at 2.125% due 12/31/2015; value: $75,419,629; proceeds: $73,940,420 (cost $73,940,420)	$73,940	$73,940
Total Investments in Securities 99.45% (cost $2,017,017,942)		2,325,340
Cash, Foreign Cash and Other Assets in Excess of Liabilities(a) 0.55%		12,976
Net Assets 100.00%		$2,338,316

ADR	American Depositary Receipt.
SDR	Special Drawing Rights.
*	Non-income producing security.
(a)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized depreciation on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.	45

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2013

Open Forward Foreign Currency Exchange Contracts at October 31, 2013:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Australian dollar	Buy	Goldman Sachs	12/9/2013	4,500,000	$4,054,041	$4,243,450	$189,409
Australian dollar	Buy	Goldman Sachs	12/9/2013	11,800,000	10,500,077	11,127,269	627,192
Australian dollar	Buy	J.P.Morgan	12/9/2013	22,500,000	20,451,960	21,217,251	765,291
Australian dollar	Buy	J.P.Morgan	12/9/2013	21,460,000	19,408,617	20,236,542	827,925
Australian dollar	Buy	J.P.Morgan	1/16/2014	24,000,000	22,403,016	22,575,004	171,988
Australian dollar	Buy	J.P.Morgan	1/16/2014	60,000,000	55,815,480	56,437,511	622,031
Australian dollar	Buy	J.P.Morgan	2/10/2014	150,450,000	140,657,360	141,282,991	625,631
Australian dollar	Buy	Morgan Stanley	12/9/2013	10,300,000	9,471,973	9,712,786	240,813
Australian dollar	Buy	UBS AG	12/9/2013	27,700,000	24,573,390	26,120,793	1,547,403
Australian dollar	Buy	UBS AG	12/9/2013	7,925,000	7,147,462	7,473,187	325,725
Australian dollar	Buy	UBS AG	1/16/2014	20,865,000	19,189,269	19,626,144	436,875
Australian dollar	Buy	UBS AG	1/16/2014	41,900,000	38,879,597	39,412,195	532,598
euro	Buy	Barclays Bank plc	11/25/2013	13,100,000	17,497,880	17,787,341	289,461
euro	Buy	Goldman Sachs	11/25/2013	9,100,000	12,008,087	12,356,092	348,005
euro	Buy	J.P.Morgan	11/25/2013	3,200,000	4,227,792	4,344,999	117,207
euro	Buy	J.P.Morgan	11/25/2013	12,500,000	16,917,063	16,972,654	55,591
euro	Buy	Morgan Stanley	11/25/2013	11,000,000	14,624,852	14,935,935	311,083
euro	Buy	UBS AG	11/25/2013	5,000,000	6,590,500	6,789,061	198,561
Israeli new shekel	Buy	Goldman Sachs	12/19/2013	56,100,000	15,728,212	15,896,896	168,684
Israeli new shekel	Buy	J.P.Morgan	12/19/2013	18,000,000	5,035,238	5,100,608	65,370
South African rand	Buy	Deutsche Bank AG	11/25/2013	24,350,000	2,410,076	2,418,383	8,307
Thai baht	Buy	J.P.Morgan	11/5/2013	338,000,000	10,803,554	10,858,755	55,201
Turkish lira	Buy	Barclays Bank plc	11/12/2013	10,970,000	5,478,199	5,484,872	6,673
Turkish lira	Buy	Barclays Bank plc	1/16/2014	5,750,000	2,762,870	2,843,139	80,269
Turkish lira	Buy	Deutsche Bank AG	1/16/2014	13,100,000	6,383,225	6,477,413	94,188
Brazilian real	Sell	Goldman Sachs	12/12/2013	13,665,000	6,114,499	6,045,901	68,598
British pound	Sell	Goldman Sachs	2/24/2014	14,135,000	22,865,794	22,644,532	221,262
British pound	Sell	Goldman Sachs	2/24/2014	20,035,000	32,356,525	32,096,441	260,084
British pound	Sell	Goldman Sachs	2/24/2014	7,345,000	11,857,643	11,766,826	90,817
British pound	Sell	Goldman Sachs	2/24/2014	3,940,000	6,320,256	6,311,953	8,303
British pound	Sell	Morgan Stanley	2/24/2014	2,760,000	4,458,877	4,421,571	37,306
British pound	Sell	Morgan Stanley	2/24/2014	7,280,000	11,693,165	11,662,695	30,470
Chilean peso	Sell	Morgan Stanley	11/18/2013	5,837,000,000	11,475,474	11,371,739	103,735
euro	Sell	Goldman Sachs	12/30/2013	9,875,000	13,426,149	13,408,896	17,253
Japanese yen	Sell	Goldman Sachs	11/26/2013	5,165,000,000	53,788,076	52,532,590	1,255,486
Japanese yen	Sell	Goldman Sachs	1/9/2014	2,670,000,000	27,299,776	27,165,909	133,867
Japanese yen	Sell	Morgan Stanley	2/25/2014	6,015,000,000	61,859,105	61,217,594	641,511
Mexican peso	Sell	J.P.Morgan	2/25/2014	177,500,000	13,603,747	13,485,499	118,248
Norwegian krone	Sell	Barclays Bank plc	1/24/2014	31,100,000	5,219,009	5,208,295	10,714
Norwegian krone	Sell	Morgan Stanley	11/4/2013	31,000,000	5,231,415	5,207,415	24,000
Norwegian krone	Sell	UBS AG	1/24/2014	103,300,000	17,351,365	17,299,577	51,788
Thai baht	Sell	J.P.Morgan	11/5/2013	338,000,000	10,860,136	10,858,755	1,381
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$11,786,304

46	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2013

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Australian dollar	Buy	Morgan Stanley	2/10/2014	6,570,000	$6,302,890	$6,169,686	$(133,204)
Australian dollar	Buy	UBS AG	2/10/2014	5,940,000	5,681,081	5,578,072	(103,009)
Canadian dollar	Buy	J.P.Morgan	12/19/2013	6,985,000	6,818,299	6,691,227	(127,072)
Canadian dollar	Buy	J.P.Morgan	12/19/2013	11,100,000	10,745,256	10,633,160	(112,096)
Canadian dollar	Buy	Morgan Stanley	12/19/2013	4,800,000	4,633,840	4,598,123	(35,717)
Canadian dollar	Buy	Morgan Stanley	2/24/2014	94,300,000	91,364,460	90,181,623	(1,182,837)
Canadian dollar	Buy	UBS AG	2/21/2014	39,635,000	38,389,789	37,906,903	(482,886)
euro	Buy	J.P.Morgan	11/25/2013	3,600,000	4,920,512	4,888,124	(32,388)
euro	Buy	J.P.Morgan	11/25/2013	7,240,000	9,999,714	9,830,561	(169,153)
euro	Buy	J.P.Morgan	11/25/2013	7,710,000	10,613,432	10,468,733	(144,699)
euro	Buy	J.P.Morgan	12/30/2013	4,925,000	6,780,085	6,687,475	(92,610)
euro	Buy	UBS AG	11/25/2013	5,450,000	7,514,280	7,400,077	(114,203)
Japanese yen	Buy	Barclays Bank plc	11/26/2013	228,000,000	2,334,461	2,318,960	(15,501)
Singapore dollar	Buy	J.P.Morgan	1/16/2014	28,100,000	22,702,081	22,622,500	(79,581)
South African rand	Buy	Deutsche Bank AG	11/25/2013	28,600,000	2,850,730	2,840,483	(10,247)
South African rand	Buy	J.P.Morgan	11/25/2013	83,450,000	8,430,600	8,288,052	(142,548)
South African rand	Buy	J.P.Morgan	11/25/2013	31,625,000	3,144,890	3,140,919	(3,971)
South African rand	Buy	J.P.Morgan	2/11/2014	333,000,000	32,793,062	32,686,366	(106,696)
South African rand	Buy	Morgan Stanley	2/11/2014	35,200,000	3,514,215	3,455,135	(59,080)
Turkish lira	Buy	J.P.Morgan	1/16/2014	13,675,000	6,773,957	6,761,726	(12,231)
Brazilian real	Sell	Barclays Bank plc	12/12/2013	14,965,000	6,471,771	6,621,069	(149,298)
Brazilian real	Sell	Goldman Sachs	12/12/2013	14,000,000	5,927,803	6,194,117	(266,314)
British pound	Sell	Goldman Sachs	11/27/2013	25,450,000	38,905,161	40,799,485	(1,894,324)
British pound	Sell	Goldman Sachs	11/27/2013	3,800,000	5,772,143	6,091,868	(319,725)
British pound	Sell	Goldman Sachs	11/27/2013	41,970,000	64,719,209	67,283,080	(2,563,871)
British pound	Sell	J.P.Morgan	11/27/2013	3,950,000	6,237,406	6,332,337	(94,931)
British pound	Sell	J.P.Morgan	11/27/2013	6,400,000	10,252,870	10,259,988	(7,118)
British pound	Sell	UBS AG	11/27/2013	8,930,000	13,837,589	14,315,890	(478,301)
euro	Sell	Goldman Sachs	11/25/2013	8,100,000	10,827,578	10,998,280	(170,702)
euro	Sell	Goldman Sachs	11/25/2013	13,600,000	18,167,356	18,466,247	(298,891)
euro	Sell	Morgan Stanley	11/25/2013	9,200,000	12,299,416	12,491,873	(192,457)
euro	Sell	Morgan Stanley	11/25/2013	10,700,000	14,287,624	14,528,591	(240,967)
euro	Sell	Morgan Stanley	12/30/2013	9,000,000	11,917,782	12,220,766	(302,984)
euro	Sell	UBS AG	11/25/2013	9,100,000	11,949,647	12,356,092	(406,445)
euro	Sell	UBS AG	11/25/2013	27,200,000	36,169,363	36,932,494	(763,131)
Japanese yen	Sell	Barclays Bank plc	11/26/2013	1,294,000,000	12,908,581	13,161,117	(252,536)
Japanese yen	Sell	Credit Suisse	1/9/2014	8,010,000,000	80,254,168	81,497,727	(1,243,559)
Japanese yen	Sell	Morgan Stanley	11/26/2013	745,000,000	7,573,286	7,577,305	(4,019)
Japanese yen	Sell	UBS AG	1/9/2014	655,600,000	6,591,469	6,670,401	(78,932)
South Korean won	Sell	Deutsche Bank AG	11/18/2013	6,200,000,000	5,526,339	5,825,060	(298,721)
South Korean won	Sell	Deutsche Bank AG	11/18/2013	6,640,000,000	6,007,691	6,238,452	(230,761)
Swiss franc	Sell	Barclays Bank plc	11/25/2013	13,125,000	14,053,802	14,467,656	(413,854)
Swiss franc	Sell	Credit Suisse	11/25/2013	18,300,000	19,569,995	20,172,047	(602,052)
Taiwan dollar	Sell	Deutsche Bank AG	1/27/2014	301,300,000	10,248,299	10,260,864	(12,565)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(14,446,187)

See Notes to Financial Statements.	47

Schedule of Investments (concluded)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2013

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$2,208,755	$—	$—	$2,208,755
Preferred Stocks	42,645	—	—	42,645
Repurchase Agreement	—	73,940	—	73,940
Total	$2,251,400	$73,940	$—	$2,325,340
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$—	$11,786	$—	$11,786
Liabilities	—	(14,446)	—	(14,446)
Total	$—	$(2,660)	$—	$(2,660)

(1)	Refer to note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended October 31, 2013.

48	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL OPPORTUNITIES FUND October 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
COMMON STOCKS 96.80%

Australia 0.88%

Multi-Utilities
DUET Group	1,771,932	$3,601

Austria 0.50%

Insurance
UNIQA Insurance Group AG	167,979	2,057

Belgium 0.64%

Electric: Utilities
Elia System Operator SA	57,101	2,613

Canada 2.99%

Metals & Mining 0.92%
HudBay Minerals, Inc.	461,866	3,765

Oil, Gas & Consumable Fuels 0.43%
TORC Oil & Gas Ltd.	183,458	1,758

Paper & Forest Products 1.64%
International Forest Products Ltd. Class A*	158,109	1,791
West Fraser Timber Co., Ltd.	53,708	4,923
		6,714
Total Canada		12,237

Finland 1.10%

Leisure Equipment & Products
Amer Sports OYJ A Shares	219,139	4,505

France 1.87%

Auto Components 1.57%
Plastic Omnium SA	223,993	6,417

Internet Software & Services 0.30%
Criteo SA ADR*	35,145	1,241
Total France		7,658

Investments	Shares	U.S. $ Fair Value (000)
Germany 8.92%

Chemicals 1.08%
Symrise GmbH & Co. AG	104,710	$4,439

Computers & Peripherals 1.53%
Wincor Nixdorf AG	94,674	6,274

Life Sciences Tools & Services 2.07%
Gerresheimer AG	82,535	5,471
Morphosys AG*	38,714	3,002
		8,473

Machinery 2.71%
Deutz AG*	418,916	3,987
DMG MORI SEIKI AG	165,467	5,451
Norma Group SE	32,804	1,644
		11,082

Real Estate Management & Development 1.53%
GAGFAH SA *	275,699	3,919
Patrizia Immobilien AG*	247,533	2,326
		6,245
Total Germany		36,513

Hong Kong 6.81%

Auto Components 1.60%
Minth Group Ltd.	1,140,000	2,388
Nexteer Automotive Group Ltd.*	11,515,000	4,159
		6,547

Communications Equipment 1.22%
VTech Holdings Ltd.	347,600	4,990

Energy Equipment & Services 1.13%
Hilong Holding Ltd.	6,966,000	4,636

Hotels, Restaurants & Leisure 1.15%
REXLot Holdings Ltd.	53,800,000	4,719

Household Durables 0.76%
Techtronic Industries Co.	1,236,500	3,110

See Notes to Financial Statements.	49

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
Hong Kong (continued)

Machinery 0.47%
Sinotruk Hong Kong Ltd.	3,657,500	$1,915

Multi-Line Retail 0.48%
Maoye International Holdings Ltd.	10,277,000	1,988
Total Hong Kong		27,905

Hungary 1.28%

Pharmaceuticals
EGIS Pharmaceuticals plc	42,185	5,230

India 1.00%

Consumer Finance
SKS Microfinance Ltd.*	1,614,342	4,090

Indonesia 1.05%

Commercial Banks 0.57%
Bank Tabungan Negara Persero Tbk PT	27,194,000	2,340

Consumer Finance 0.48%
PT Clipan Finance Indonesia Tbk	52,233,850	1,946
Total Indonesia		4,286

Ireland 1.03%

Health Care Providers & Services
UDG Healthcare plc	847,543	4,240

Italy 2.22%

Internet & Catalog Retail 1.18%
Yoox SpA*	134,177	4,828

Textiles, Apparel & Luxury Goods 1.04%
Brunello Cucinelli SpA	135,900	4,244
Total Italy		9,072

Investments	Shares	U.S. $ Fair Value (000)
Japan 19.32%

Auto Components 1.16%
Keihin Corp.	291,300	$4,737

Building Products 1.02%
Aica Kogyo Co., Ltd.	203,800	4,162

Construction & Engineering 1.00%
SHO-BOND Holdings Co., Ltd.	87,700	4,089

Diversified Financial Services 0.96%
Century Tokyo Leasing Corp.	124,300	3,919

Food & Staples Retailing 1.20%
Sundrug Co., Ltd.	99,100	4,923

Food Products 0.29%
Toyo Suisan Kaisha Ltd.	38,000	1,206

Health Care Equipment & Supplies 1.12%
Hogy Medical Co., Ltd.	79,000	4,587

Hotels, Restaurants & Leisure 1.04%
St. Marc Holdings Co., Ltd.	83,100	4,268

Household Durables 0.98%
Arnest One Corp.	77,000	2,107
Hajime Construction Co., Ltd.	27,500	1,915
		4,022

Information Technology Services 1.56%
NS Solutions Corp.	156,000	3,549
Obic Co., Ltd.	90,700	2,841
		6,390

Machinery 2.01%
Nabtesco Corp.	169,200	4,114
NSK Ltd.	388,000	4,112
		8,226

Personal Products 1.74%
Aderans Co., Ltd.	249,308	3,040
Kobayashi Pharmaceutical Co., Ltd.	73,100	4,081
		7,121

50	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
Japan (continued)

Real Estate Investment Trusts 0.64%
Kenedix Realty Investment Corp.	583	$2,612

Real Estate Management & Development 1.53%
Iida Home Max	74,100	1,708
Takara Leben Co., Ltd.	1,164,600	4,572
		6,280

Software 0.58%
NSD Co., Ltd.	194,900	2,380

Specialty Retail 1.81%
K’s Holdings Corp.	119,200	3,486
United Arrows Ltd.	91,600	3,931
		7,417

Wireless Telecommunication Services 0.68%
Okinawa Cellular Telephone Co.	112,600	2,768
Total Japan		79,107

Mexico 0.90%

Real Estate Investment Trusts
Macquarie Mexico Real
Estate Management SA de CV*	2,010,375	3,695

Netherlands 4.00%

Construction & Engineering 1.13%
Arcadis NV	148,076	4,649

Machinery 1.55%
Aalberts Industries NV	212,116	6,348

Professional Services 1.32%
Brunel International NV	91,722	5,397
Total Netherlands		16,394

Investments	Shares	U.S. $ Fair Value (000)
New Zealand 1.33%

Airlines
Air New Zealand Ltd.	4,091,600	$5,441

Norway 1.70%

Biotechnology 0.52%
Algeta ASA*	53,513	2,126

Oil, Gas & Consumable Fuels 1.18%
DNO International ASA*	1,709,302	4,844
Total Norway		6,970

Philippines 2.29%

Commercial Banks 1.08%
Rizal Commercial Banking Corp.	4,043,200	4,398

Real Estate Management & Development 1.21%
Filinvest Land, Inc.	133,362,000	4,969
Total Philippines		9,367

Spain 4.07%

Diversified Financial Services 0.85%
Bolsas y Mercados Espanoles SA	92,822	3,474

Food Products 1.71%
Ebro Foods SA	150,555	3,401
Viscofan SA	67,759	3,597
		6,998

Media 1.51%
Mediaset Espana Comunicacion SA*	507,529	6,202
Total Spain		16,674

Sweden 3.76%

Commercial Services & Supplies 2.51%
Intrum Justitia AB	218,562	5,818
Loomis AB	186,355	4,472
		10,290

See Notes to Financial Statements.	51

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2013

Investments	Shares	U.S. $ Fair Value (000)
Food & Staples Retailing 1.25%
Axfood AB	98,671	$5,109
Total Sweden		15,399

Switzerland 2.57%

Capital Markets 1.46%
EFG International AG*	406,667	5,983

Household Durables 1.11%
Forbo Holding AG Registered Shares*	5,766	4,525
Total Switzerland		10,508

United Kingdom 26.57%

Capital Markets 3.63%
3i Group plc	648,946	3,882
Ashmore Group plc	741,818	4,811
Jupiter Fund Management plc	964,579	6,167
		14,860

Chemicals 1.16%
Essentra plc	378,153	4,751

Commercial Banks 0.80%
Bank of Georgia Holdings plc	103,803	3,285

Communications Equipment 0.82%
Spirent Communications plc	1,892,303	3,365

Diversified Financial Services 1.58%
Arrow Global Group plc*	1,659,305	6,452

Electronic Equipment, Instruments & Components 2.16%
Diploma plc	392,195	4,358
Electrocomponents plc	937,047	4,482
		8,840

Hotels, Restaurants & Leisure 0.23%
Ladbrokes plc	303,676	930

Investments	Shares	U.S. $ Fair Value (000)
Household Durables 0.70%
Berkeley Group Holdings plc	76,122	$2,856

Independent Power Producers & Energy Traders 0.85%
APR Energy plc	187,836	3,494

Information Technology Services 0.48%
Innovation Group plc*	3,873,321	1,972

Insurance 0.97%
Catlin Group Ltd.	485,344	3,984

Internet & Catalog Retail 0.94%
N Brown Group plc	456,622	3,840

Internet Software & Services 0.69%
Blinkx plc*	1,073,894	2,824

Oil, Gas & Consumable Fuels 3.31%
Afren plc *	1,295,511	3,276
Cairn Energy plc*	677,615	3,072
Genel Energy plc*	270,143	4,115
Ophir Energy plc*	577,779	3,075
		13,538

Professional Services 2.66%
Hays plc	2,837,565	5,665
Michael Page International plc	672,231	5,223
		10,888
Software 1.49%
Playtech plc	517,903	6,116

Specialty Retail 1.47%
Howden Joinery Group plc	1,162,784	6,016

Trading Companies & Distributors 2.63%
Ashtead Group plc	591,742	6,215
Speedy Hire plc	4,389,047	4,574
		10,789
Total United Kingdom		108,800
Total Common Stocks (cost $324,942,692)		396,362

52	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2013

Investments	Principal Amount (000)	U.S. $ Fair Value (000)
SHORT-TERM INVESTMENT 4.14%

Repurchase Agreement
Repurchase Agreement dated 10/31/2013, Zero Coupon due 11/1/2013 with Fixed Income Clearing Corp. collateralized by $16,525,000 of U.S. Treasury Note at 2.125% due 12/31/2015; value: $17,276,260; proceeds: $16,933,183 (cost $16,933,183)	$16,933	$16,933
Total Investments in Securities 100.94% (cost $341,875,875)		413,295
Liabilities in Excess of Cash, Foreign Cash and Other Assets(a) (0.94)%		(3,843)
Net Assets 100.00%		$409,452

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized depreciation on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.	53

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2013

Open Forward Foreign Currency Exchange Contracts at October 31, 2013:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Australian dollar	Buy	Goldman Sachs	12/9/2013	2,000,000	$1,781,290	$1,885,978	$104,688
Australian dollar	Buy	Goldman Sachs	12/9/2013	742,000	691,233	699,698	8,465
Australian dollar	Buy	J.P.Morgan	12/9/2013	1,280,000	1,157,644	1,207,026	49,382
Australian dollar	Buy	J.P.Morgan	1/16/2014	4,500,000	4,186,161	4,232,813	46,652
Australian dollar	Buy	Morgan Stanley	12/9/2013	817,000	751,320	770,422	19,102
Australian dollar	Buy	UBS AG	12/9/2013	610,000	541,147	575,223	34,076
Canadian dollar	Buy	Goldman Sachs	2/24/2014	1,065,000	1,016,203	1,018,488	2,285
Canadian dollar	Buy	Morgan Stanley	2/24/2014	1,065,000	1,016,935	1,018,488	1,553
euro	Buy	Morgan Stanley	12/30/2013	1,145,000	1,545,477	1,554,753	9,276
Japanese yen	Buy	J.P.Morgan	11/25/2013	75,000,000	760,329	762,812	2,483
Norwegian krone	Buy	Morgan Stanley	11/4/2013	5,800,000	965,414	974,290	8,876
Norwegian krone	Buy	Morgan Stanley	11/4/2013	4,230,000	707,160	710,560	3,400
Singapore dollar	Buy	Deutsche Bank AG	1/9/2014	2,405,000	1,880,684	1,936,181	55,497
South Korean won	Buy	Deutsche Bank AG	11/18/2013	736,500,000	656,476	691,961	35,485
South Korean won	Buy	Goldman Sachs	11/18/2013	3,600,000,000	3,206,413	3,382,293	175,880
South Korean won	Buy	Goldman Sachs	11/18/2013	888,000,000	793,672	834,299	40,627
South Korean won	Buy	UBS AG	1/13/2014	1,348,000,000	1,233,867	1,258,355	24,488
South Korean won	Buy	UBS AG	1/13/2014	10,645,000,000	9,757,104	9,937,085	179,981
Swiss franc	Buy	Barclays Bank plc	12/5/2013	11,250,000	12,105,339	12,401,859	296,520
Swiss franc	Buy	Goldman Sachs	12/5/2013	895,000	982,367	986,637	4,270
British pound	Sell	Goldman Sachs	2/11/2014	730,000	1,179,074	1,169,592	9,482
British pound	Sell	Morgan Stanley	2/11/2014	4,185,000	6,706,375	6,705,129	1,246
Japanese yen	Sell	Barclays Bank plc	2/28/2014	174,000,000	1,782,741	1,770,921	11,820
Japanese yen	Sell	J.P.Morgan	11/25/2013	131,400,000	1,339,784	1,336,447	3,337
Japanese yen	Sell	J.P.Morgan	2/28/2014	142,000,000	1,460,470	1,445,234	15,236
Japanese yen	Sell	J.P.Morgan	2/28/2014	80,000,000	817,306	814,217	3,089
Japanese yen	Sell	Morgan Stanley	2/28/2014	95,000,000	977,060	966,882	10,178
Japanese yen	Sell	UBS AG	11/25/2013	125,000,000	1,277,254	1,271,354	5,900
Mexican peso	Sell	J.P.Morgan	2/25/2014	21,400,000	1,640,114	1,625,857	14,257
Norwegian krone	Sell	Morgan Stanley	11/4/2013	5,900,000	995,656	991,089	4,567
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$1,182,098

54	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2013

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Australian dollar	Buy	UBS AG	2/10/2014	8,370,000	$8,005,160	$7,860,011	$(145,149)
Canadian dollar	Buy	J.P.Morgan	12/19/2013	2,215,000	2,144,211	2,121,842	(22,369)
Canadian dollar	Buy	Morgan Stanley	12/19/2013	3,790,000	3,658,803	3,630,601	(28,202)
Canadian dollar	Buy	Morgan Stanley	2/24/2014	9,510,000	9,213,956	9,094,668	(119,288)
Japanese yen	Buy	Goldman Sachs	11/25/2013	108,000,000	1,105,685	1,098,450	(7,235)
Japanese yen	Buy	J.P.Morgan	11/25/2013	255,400,000	2,618,263	2,597,630	(20,633)
Norwegian krone	Buy	Morgan Stanley	1/3/2014	3,800,000	639,623	636,910	(2,713)
Norwegian krone	Buy	Morgan Stanley	1/3/2014	7,000,000	1,182,814	1,173,255	(9,559)
Swiss franc	Buy	Goldman Sachs	2/25/2014	1,360,000	1,523,840	1,500,349	(23,491)
British pound	Sell	Credit Suisse	11/27/2013	955,000	1,509,714	1,530,983	(21,269)
British pound	Sell	Credit Suisse	11/27/2013	685,000	1,085,780	1,098,139	(12,359)
British pound	Sell	Goldman Sachs	11/27/2013	2,870,000	4,359,487	4,600,964	(241,477)
British pound	Sell	Goldman Sachs	11/27/2013	820,000	1,271,230	1,314,561	(43,331)
British pound	Sell	Goldman Sachs	11/27/2013	505,000	808,024	809,577	(1,553)
British pound	Sell	J.P.Morgan	11/4/2013	850,000	1,295,180	1,362,889	(67,709)
British pound	Sell	J.P.Morgan	11/4/2013	580,000	884,397	929,972	(45,575)
British pound	Sell	J.P.Morgan	11/4/2013	750,000	1,114,007	1,202,549	(88,542)
British pound	Sell	J.P.Morgan	11/4/2013	650,000	987,004	1,042,209	(55,205)
British pound	Sell	J.P.Morgan	11/27/2013	1,200,000	1,839,533	1,923,748	(84,215)
British pound	Sell	J.P.Morgan	11/27/2013	475,000	750,068	761,484	(11,416)
British pound	Sell	J.P.Morgan	11/27/2013	3,040,000	4,857,561	4,873,495	(15,934)
British pound	Sell	Morgan Stanley	2/11/2014	1,050,000	1,670,653	1,682,291	(11,638)
British pound	Sell	UBS AG	11/4/2013	1,350,000	2,057,198	2,164,589	(107,391)
British pound	Sell	UBS AG	11/27/2013	950,000	1,472,084	1,522,967	(50,883)
euro	Sell	J.P.Morgan	12/30/2013	3,025,000	4,051,443	4,107,535	(56,092)
euro	Sell	J.P.Morgan	12/30/2013	1,070,000	1,424,904	1,452,913	(28,009)
euro	Sell	Morgan Stanley	12/30/2013	880,000	1,165,294	1,194,919	(29,625)
Japanese yen	Sell	J.P.Morgan	11/25/2013	77,000,000	771,131	783,154	(12,023)
Japanese yen	Sell	J.P.Morgan	11/25/2013	105,000,000	1,053,049	1,067,937	(14,888)
New Zealand dollar	Sell	UBS AG	1/16/2014	1,632,000	1,314,974	1,341,264	(26,290)
Norwegian krone	Sell	Barclays Bank plc	1/3/2014	28,700,000	4,688,145	4,810,346	(122,201)
Norwegian krone	Sell	J.P.Morgan	11/4/2013	4,130,000	676,208	693,762	(17,554)
Philippine peso	Sell	J.P.Morgan	1/21/2014	226,000,000	5,230,271	5,236,142	(5,871)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(1,549,689)

See Notes to Financial Statements.	55

Schedule of Investments (concluded)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2013

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$390,632	$5,730	$—	$396,362
Repurchase Agreement	—	16,933	—	16,933
Total	$390,632	$22,663	$—	$413,295
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$—	$1,182	$—	$1,182
Liabilities	—	(1,550)	—	(1,550)
Total	$—	$(368)	$—	$(368)

(1)	Refer to note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended October 31, 2013.

56	See Notes to Financial Statements.

Schedule of Investments

VALUE OPPORTUNITIES FUND October 31, 2013

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.17%

Aerospace & Defense 0.15%
Hexcel Corp.*	113,936	$4,821

Airlines 1.95%
Spirit Airlines, Inc.*	436,229	18,823
US Airways Group, Inc.*	1,916,900	42,115
Total		60,938

Auto Components 0.73%
Tenneco, Inc.*	431,700	22,910

Beverages 1.10%
Beam, Inc.	512,783	34,510

Building Products 0.70%
Fortune Brands Home & Security, Inc.	508,128	21,890

Capital Markets 3.45%
Ares Capital Corp.	1,934,837	33,608
Raymond James Financial, Inc.	918,983	41,952
Waddell & Reed Financial, Inc. Class A	523,300	32,314
Total		107,874

Chemicals 1.32%
Chemtura Corp.*	1,184,501	29,020
OM Group, Inc.*	362,080	12,311
Total		41,331

Commercial Banks 9.93%
BOK Financial Corp.	369,263	22,610
CapitalSource, Inc.	4,849,965	63,438
City National Corp.	299,315	21,584
Comerica, Inc.	1,001,757	43,376
East West Bancorp, Inc.	1,147,556	38,661
FirstMerit Corp.	1,767,300	39,694
Signature Bank*	398,011	40,525
Western Alliance Bancorp*	1,932,694	40,876
Total		310,764

Investments	Shares	Fair Value (000)
Commercial Services & Supplies 0.44%
Waste Connections, Inc.	319,220	$13,644

Computers & Peripherals 1.50%
NCR Corp.*	1,283,809	46,923

Construction & Engineering 1.24%
Jacobs Engineering Group, Inc.*	636,262	38,698

Containers & Packaging 2.97%
Berry Plastics Group, Inc.*	1,386,432	27,839
Rock-Tenn Co. Class A	450,500	48,208
Sealed Air Corp.	559,300	16,880
Total		92,927

Electric: Utilities 2.74%
Cleco Corp.	549,901	25,482
ITC Holdings Corp.	320,600	32,249
NV Energy, Inc.	1,174,200	27,876
Total		85,607

Electronic Equipment, Instruments & Components 0.66%
Amphenol Corp. Class A	255,300	20,498

Energy Equipment & Services 6.23%
Bristow Group, Inc.	424,900	34,192
GulfMark Offshore, Inc. Class A	735,296	36,603
Helix Energy Solutions Group, Inc.*	1,738,900	41,143
Helmerich & Payne, Inc.	600,700	46,584
Superior Energy Services, Inc.*	1,357,000	36,408
Total		194,930

Food Products 2.40%
Bunge Ltd.	449,800	36,942
Ingredion, Inc.	227,400	14,954
Pinnacle Foods, Inc.	861,455	23,337
Total		75,233

See Notes to Financial Statements.	57

Schedule of Investments (continued)

VALUE OPPORTUNITIES FUND October 31, 2013

Investments	Shares	Fair Value (000)
Health Care Providers & Services 5.01%
Community Health Systems, Inc.	556,407	$24,276
ExamWorks Group, Inc.*	1,170,766	30,264
Hanger, Inc.*	738,169	27,091
MEDNAX, Inc.*	425,800	46,421
Team Health Holdings, Inc.*	659,900	28,666
Total		156,718

Hotels, Restaurants & Leisure 1.84%
Life Time Fitness, Inc.*	607,000	27,570
Red Robin Gourmet Burgers, Inc.*	394,933	30,086
Total		57,656

Household Durables 4.28%
Jarden Corp.*	1,272,700	70,457
Mohawk Industries, Inc.*	479,298	63,468
Total		133,925

Information Technology Services 5.47%
Acxiom Corp.*	578,896	19,237
Alliance Data Systems Corp.*	118,500	28,091
Amdocs Ltd.	856,798	32,944
Cardtronics, Inc.*	379,099	14,880
Fidelity National Information Services, Inc.	915,736	44,642
Sapient Corp.*	1,987,227	31,418
Total		171,212

Insurance 7.90%
Arch Capital Group Ltd.*	736,706	42,699
Brown & Brown, Inc.	711,800	22,728
Everest Re Group Ltd.	289,600	44,523
Hartford Financial Services Group, Inc.	1,543,535	52,017
HCC Insurance Holdings, Inc.	1,086,025	49,577
Markel Corp.*	67,213	35,601
Total		247,145

Investments	Shares	Fair Value (000)
Internet Software & Services 1.49%
Akamai Technologies, Inc.*	1,045,100	$46,758

Leisure Equipment & Products 1.27%
Brunswick Corp.	879,200	39,678

Life Sciences Tools & Services 2.34%
PerkinElmer, Inc.	1,226,200	46,644
Quintiles Transnational Holdings, Inc.*	629,049	26,414
Total		73,058

Media 2.18%
Interpublic Group of Cos., Inc. (The)	1,988,139	33,401
New York Times Co. (The) Class A	2,514,364	34,773
Total		68,174

Metals & Mining 3.13%
Allegheny Technologies, Inc.	974,500	32,256
Carpenter Technology Corp.	274,376	16,279
Reliance Steel & Aluminum Co.	672,700	49,302
Total		97,837

Multi-Utilities 2.40%
CMS Energy Corp.	1,302,900	35,778
Wisconsin Energy Corp.	929,899	39,158
Total		74,936

Oil, Gas & Consumable Fuels 1.98%
Cimarex Energy Co.	306,903	32,332
EQT Corp.	344,600	29,501
Total		61,833

Pharmaceuticals 1.74%
Actavis plc*	352,820	54,539

Professional Services 0.85%
Robert Half
International, Inc.	689,860	26,580

58	See Notes to Financial Statements.

Schedule of Investments (continued)

VALUE OPPORTUNITIES FUND October 31, 2013

Investments	Shares	Fair Value (000)
Real Estate Investment Trusts 4.93%
BioMed Realty Trust, Inc.	1,641,175	$32,692
Brandywine Realty Trust	2,407,850	34,264
Camden Property Trust	328,100	21,064
DDR Corp.	1,955,418	33,145
Liberty Property Trust	885,300	32,924
Total		154,089

Real Estate Management & Development 0.49%
Realogy Holdings Corp.*	373,926	15,383

Road & Rail 1.75%
Genesee & Wyoming, Inc. Class A*	230,800	23,043
Swift Transportation Co.*	1,455,100	31,707
Total		54,750

Semiconductors & Semiconductor Equipment 1.73%
Lam Research Corp.*	502,500	27,250
Synaptics, Inc.*	576,878	26,825
Total		54,075

Software 1.08%
Rovi Corp.*	2,024,400	33,929

Specialty Retail 3.10%
Chico’s FAS, Inc.	1,486,800	25,499
Dick’s Sporting Goods, Inc.	445,000	23,678
GameStop Corp. Class A	581,921	31,901
Penske Automotive Group, Inc.	398,800	15,800
Total		96,878

Textiles, Apparel & Luxury Goods 1.03%
PVH Corp.	257,599	32,089

Thrifts & Mortgage Finance 0.29%
Essent Group Ltd.*	470,376	9,110

Investments	Shares	Fair Value (000)
Trading Companies & Distributors 2.81%
HD Supply Holdings, Inc.*	665,829	$13,443
TAL International Group, Inc.*	726,054	35,076
United Rentals, Inc.*	612,000	39,529
Total		88,048

Water Utilities 1.57%
American Water Works Co., Inc.	1,147,618	49,198
Total Common Stocks (cost $2,387,045,418)		3,071,096

	Principal Amount (000)
SHORT-TERM INVESTMENT 3.78%

Repurchase Agreement
Repurchase Agreement dated 10/31/2013, Zero Coupon due 11/1/2013 with Fixed Income Clearing Corp. collateralized by $115,435,000 of U.S. Treasury Note at 2.125% due 12/31/2015; value: $120,682,906; proceeds: $118,311,612 (cost $118,311,612)	$118,312	118,312
Total Investments in Securities 101.95% (cost $2,505,357,030)		3,189,408
Liabilities in Excess of Cash and Other Assets (1.95)%		(61,080)
Net Assets 100.00%		$3,128,328

*	Non-income producing security.

See Notes to Financial Statements.	59

Schedule of Investments (concluded)

VALUE OPPORTUNITIES FUND October 31, 2013

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$3,071,096	$—	$—	$3,071,096
Repurchase Agreement	—	118,312	—	118,312
Total	$3,071,096	$118,312	$—	$3,189,408

(1)	Refer to note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended October 31, 2013.

60	See Notes to Financial Statements.

This page is intentionally left blank.

Statements of Assets and Liabilities

October 31, 2013

	Alpha Strategy Fund	Fundamental Equity Fund	Growth Leaders Fund
ASSETS:
Investments in securities, at cost	$791,122,649	$4,761,498,593	$403,262,843
Investments in securities, at fair value	$1,163,259,735	$5,771,329,730	$426,301,874
Cash	44,507	4,634,983	1,134,364
Deposits with brokers for futures collateral	—	—	4,100
Foreign cash, at value (cost $0, $0, $0, $39,448, $8,489,355, $165,185 and $0, respectively)	—	—	—
Receivables:
Investment securities sold	—	75,032,108	38,504,645
Dividends	—	3,385,789	94,438
Capital shares sold	3,695,835	7,323,296	10,397,669
From advisor (See Note 3)	—	—	135,157
From affiliates (See Note 3)	100,560	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—
Prepaid expenses and other assets	56,581	157,590	44,975
Total assets	1,167,157,218	5,861,863,496	476,617,222
LIABILITIES:
Payables:
Investment securities purchased	—	115,365,277	41,590,173
Capital shares reacquired	1,298,045	10,654,290	520,800
12b-1 distribution fees	468,820	2,445,616	150,566
Trustees’ fees	90,673	646,371	28,299
Management fee	—	2,484,657	176,504
Fund administration	—	192,318	12,837
Variation margin	—	—	481
To affiliates (See Note 3)	—	4,616	4,632
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—
Accrued expenses and other liabilities	263,233	1,134,474	152,352
Total liabilities	2,120,771	132,927,619	42,636,644
NET ASSETS	$1,165,036,447	$5,728,935,877	$433,980,578
COMPOSITION OF NET ASSETS:
Paid-in capital	$760,896,591	$3,841,889,009	$383,825,782
Undistributed (distributions in excess of) net investment income	(1,793,084)	13,093,728	(300,557)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency related transactions	33,795,854	864,122,003	27,413,697
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	372,137,086	1,009,831,137	23,041,656
Net Assets	$1,165,036,447	$5,728,935,877	$433,980,578

62	See Notes to Financial Statements.

International Core Equity Fund	International Dividend Income Fund	International Opportunities Fund	Value Opportunities Fund

$683,352,813	$2,017,017,942	$341,875,875	$2,505,357,030
$827,319,572	$2,325,340,365	$413,294,550	$3,189,408,246
4,019,199	14,880,293	1,947,115	11,089,120
—	—	—	—

39,025	8,520,361	164,623	—

1,608,456	2,285,791	2,343,771	20,923,976
2,313,945	6,030,175	747,108	895,555
717,780	11,043,721	2,557,733	3,636,149
120,447	312,048	—	—
—	—	—	—
2,221,682	11,786,304	1,182,098	—
31,809	92,288	20,454	157,105
838,391,915	2,380,291,346	422,257,452	3,226,110,151

2,699,317	21,995,912	10,646,080	74,186,633
1,031,555	3,120,739	85,726	19,426,378
221,127	457,978	64,996	1,182,041
134,205	80,430	54,741	270,014
487,758	1,298,085	249,938	1,829,739
27,872	78,046	13,330	104,759
—	—	—	—
3,701	56,977	22,057	24,049
2,507,222	14,446,187	1,549,689	—
290,472	440,659	118,580	758,157
7,403,229	41,975,013	12,805,137	97,781,770
$830,988,686	$2,338,316,333	$409,452,315	$3,128,328,381

$966,474,447	$2,059,380,148	$368,316,572	$2,168,276,080

10,827,511	8,494,357	3,589,530	(1,053,909)

(290,016,050)	(35,328,595)	(33,514,599)	277,054,994

143,702,778	305,770,423	71,060,812	684,051,216
$830,988,686	$2,338,316,333	$409,452,315	$3,128,328,381

See Notes to Financial Statements.	63

Statements of Assets and Liabilities (concluded)

October 31, 2013

	Alpha Strategy Fund	Fundamental Equity Fund	Growth Leaders Fund
Net assets by class:
Class A Shares	$567,123,925	$3,031,189,577	$191,798,408
Class B Shares	$22,883,202	$62,408,985	$8,041,171
Class C Shares	$294,779,560	$1,012,596,838	$66,471,162
Class F Shares	$197,939,236	$716,579,033	$109,010,788
Class I Shares	$44,997,997	$531,676,194	$50,326,329
Class P Shares	—	$26,423,815	—
Class R2 Shares	$2,738,235	$25,110,780	$44,054
Class R3 Shares	$34,574,292	$322,950,655	$8,288,666
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	17,379,927	180,068,448	8,946,266
Class B Shares	758,739	3,922,468	376,953
Class C Shares	9,843,641	63,957,471	3,144,703
Class F Shares	6,051,744	42,717,835	5,073,532
Class I Shares	1,363,307	31,398,007	2,339,575
Class P Shares	—	1,588,108	—
Class R2 Shares	85,372	1,515,661	2,041
Class R3 Shares	1,074,280	19,389,177	386,493
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$32.63	$16.83	$21.44
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$34.62	$17.86	$22.75
Class B Shares-Net asset value	$30.16	$15.91	$21.33
Class C Shares-Net asset value	$29.95	$15.83	$21.14
Class F Shares-Net asset value	$32.71	$16.77	$21.49
Class I Shares-Net asset value	$33.01	$16.93	$21.51
Class P Shares-Net asset value	—	$16.64	—
Class R2 Shares-Net asset value	$32.07	$16.57	$21.58
Class R3 Shares-Net asset value	$32.18	$16.66	$21.45

64	See Notes to Financial Statements.

International Core Equity Fund	International Dividend Income Fund	International Opportunities Fund	Value Opportunities Fund

$437,270,570	$954,304,708	$99,529,885	$1,372,436,082
$17,238,567	—	$6,356,648	$24,910,585
$57,778,566	$143,807,236	$18,137,814	$400,419,782
$142,062,914	$228,586,012	$18,046,158	$456,370,340
$155,753,722	$1,005,557,687	$259,952,065	$675,592,578
$277,552	—	$1,095,604	$54,080,708
$867,760	$860,443	$200,723	$13,921,714
$19,739,035	$5,200,247	$6,133,418	$130,596,592

31,304,232	104,794,331	5,913,119	64,000,492
1,252,904	—	398,288	1,219,654
4,196,566	15,913,532	1,145,114	19,606,013
10,230,031	25,064,223	1,078,597	21,110,692
11,068,449	110,020,194	15,069,868	30,915,820
19,911	—	64,158	2,536,754
62,337	92,845	12,028	658,851
1,433,836	566,402	370,046	6,160,533

$13.97	$9.11	$16.83	$21.44

$14.82	$9.67	$17.86	$22.75
$13.76	—	$15.96	$20.42
$13.77	$9.04	$15.84	$20.42
$13.89	$9.12	$16.73	$21.62
$14.07	$9.14	$17.25	$21.85
$13.94	—	$17.08	$21.32
$13.92	$9.27	$16.69	$21.13
$13.77	$9.18	$16.57	$21.20

See Notes to Financial Statements.	65

Statements of Operations

For the Year Ended October 31, 2013

	Alpha Strategy Fund	Fundamental Equity Fund	Growth Leaders Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $174,202, $5,216, $1,855,767, $10,209,971, $565,809 and $3,831, respectively)	$5,723,154	$79,935,899	$1,071,079
Interest and other	—	—	75
Total investment income	5,723,154	79,935,899	1,071,154
Expenses:
Management fee	969,115	26,522,357	855,733
12b-1 distribution plan-Class A	1,164,513	9,484,968	277,247
12b-1 distribution plan-Class B	220,749	684,346	47,311
12b-1 distribution plan-Class C	2,486,538	8,858,189	224,864
12b-1 distribution plan-Class F	158,802	640,076	18,138
12b-1 distribution plan-Class P	—	121,433	—
12b-1 distribution plan-Class R2	15,709	141,498	131
12b-1 distribution plan-Class R3	156,892	1,477,130	21,651
Shareholder servicing	1,570,929	6,944,033	223,765
Fund administration	—	2,045,789	62,235
Reports to shareholders	101,330	417,026	25,304
Subsidy (See Note 3)	—	66,600	44,447
Trustees’ fees	33,276	177,806	5,206
Custody	19,421	98,347	19,861
Registration	88,042	188,139	131,436
Professional	35,679	68,771	47,509
Other	21,107	97,936	99,927
Gross expenses	7,042,102	58,034,444	2,104,765
Expense reductions (See Note 8)	(888)	(4,988)	(177)
Management fee waived (See Note 3)	(969,115)	—	(737,418)
Expenses assumed by Underlying Funds (See Note 3)	(1,868,897)	—	—
Net expenses	4,203,202	58,029,456	1,367,170
Net investment income (loss)	1,519,952	21,906,443	(296,016)
Net realized and unrealized gain:
Capital gain distributions received from Underlying Funds	35,119,656	—	—
Net realized gain on investments (net of foreign capital gains tax of $0, $0, $0, $289,671, $718,889, $0 and $0, respectively), futures contracts and foreign currency related transactions	7,916,093	873,052,554	44,678,973
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	266,739,166	466,096,062	12,825,042
Net realized and unrealized gain	309,774,915	1,339,148,616	57,504,015
Net Increase in Net Assets Resulting From Operations	$311,294,867	$1,361,055,059	$57,207,999

66	See Notes to Financial Statements.

International Core Equity Fund	International Dividend Income Fund	International Opportunities Fund	Value Opportunities Fund

$18,883,765	$106,385,925	$7,096,019	$30,308,773
3,313	—	—	2,876
18,887,078	106,385,925	7,096,019	30,311,649

5,435,116	14,390,532	2,504,205	17,003,098
1,410,237	2,743,503	291,504	3,640,980
184,331	—	63,507	171,556
532,415	1,077,361	150,917	2,983,870
132,511	180,711	6,841	380,116
1,142	—	4,884	69,960
4,749	3,735	718	74,543
91,415	168,431	30,246	531,364
1,425,826	1,925,509	337,152	3,420,217
303,517	839,826	133,558	954,203
97,684	159,087	23,347	148,612
64,823	1,003,183	412,257	347,271
26,389	71,764	11,423	79,545
247,633	704,904	156,054	62,236
97,964	166,605	75,372	165,779
70,890	63,507	69,055	57,218
46,183	54,701	37,075	49,267
10,172,825	23,553,359	4,308,115	30,139,835
(666)	(1,529)	(107)	(2,184)
(1,972,669)	(3,211,432)	—	—
—	—	—	—
8,199,490	20,340,398	4,308,008	30,137,651
10,687,588	86,045,527	2,788,011	173,998

—	—	—	—
63,478,850	126,313,720	32,716,248	288,203,211

97,502,747	189,234,719	54,455,622	386,735,492
160,981,597	315,548,439	87,171,870	674,938,703
$171,669,185	$401,593,966	$89,959,881	$675,112,701

See Notes to Financial Statements.	67

Statements of Changes in Net Assets

	Alpha Strategy Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2013	October 31, 2012
Operations:
Net investment income (loss)	$1,519,952	$(2,039,983)
Capital gains distributions received from Underlying Funds	35,119,656	23,324,449
Net realized gain on investments and futures contracts	7,916,093	13,988,321
Net change in unrealized appreciation/depreciation on investments and futures contracts	266,739,166	39,699,323
Net increase in net assets resulting from operations	311,294,867	74,972,110
Distributions to shareholders from:
Net investment income
Class A	(647,485)	—
Class B	—	—
Class C	—	—
Class F	(432,685)	—
Class I	(134,848)	—
Class P	—	—
Class R2	—	—
Class R3	—	—
Net realized gain
Class A	(17,131,264)	(1,320,901)
Class B	(966,734)	(89,833)
Class C	(10,054,013)	(758,348)
Class F	(5,841,246)	(496,799)
Class I	(1,352,332)	(86,333)
Class P	—	—
Class R2	(122,985)	(10,876)
Class R3	(1,261,213)	(88,046)
Total distributions to shareholders	(37,944,805)	(2,851,136)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	244,276,150	160,376,566
Net proceeds from reorganizations (See Note 14)	—	—
Reinvestment of distributions	31,295,662	2,290,398
Cost of shares reacquired	(242,936,060)	(257,960,933)
Net increase (decrease) in net assets resulting from capital share transactions	32,635,752	(95,293,969)
Net increase (decrease) in net assets	305,985,814	(23,172,995)
NET ASSETS:
Beginning of year	$859,050,633	$882,223,628
End of year	$1,165,036,447	$859,050,633
Undistributed (distributions in excess of) net investment income	$(1,793,084)	$(2,098,018)

68	See Notes to Financial Statements.

Fundamental Equity Fund		Growth Leaders Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Period Ended
October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012

$21,906,443	$28,622,896	$(296,016)	$(157)
—	—	—	—
873,052,554	56,031,069	44,678,973	723,147

466,096,062	238,428,823	12,825,042	(698,127)
1,361,055,059	323,082,788	57,207,999	24,863

(16,829,215)	(4,346,345)	(44,858)	—
(4)	—	—	—
(597,013)	—	(4,106)	—
(5,561,734)	(2,767,175)	(19,395)	(4,091)
(4,107,851)	(1,297,980)	(17,861)	(1,877)
(151,921)	(15,617)	—	—
(97,503)	(9,753)	(21)	—
(1,540,249)	(295,096)	(55)	—

(27,685,960)	(50,846,537)	—	—
(914,108)	(2,537,677)	—	—
(9,641,827)	(18,296,808)	—	—
(6,775,122)	(13,809,878)	—	—
(4,471,009)	(5,334,579)	—	—
(312,583)	(658,136)	—	—
(257,833)	(438,898)	—	—
(3,113,664)	(4,123,564)	—	—
(82,057,596)	(104,778,043)	(86,296)	(5,968)

988,203,901	1,267,974,937	253,214,453	20,271,860
—	39,288,499	141,354,303	—
72,629,278	89,512,509	66,454	262
(1,243,038,488)	(1,414,939,992)	(41,561,801)	(12,527,193)

(182,205,309)	(18,164,047)	353,073,409	7,744,929
1,096,792,154	200,140,698	410,195,112	7,763,824

$4,632,143,723	$4,432,003,025	$23,785,466	$16,021,642
$5,728,935,877	$4,632,143,723	$433,980,578	$23,785,466
$13,093,728	$19,602,384	$(300,557)	$11,717

See Notes to Financial Statements.	69

Statements of Changes in Net Assets (continued)

	International Core Equity Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2013	October 31, 2012
Operations:
Net investment income	$10,687,588	$18,288,954
Net realized gain (loss) on investments and foreign currency related transactions	63,478,850	(7,748,252)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	97,502,747	17,454,403
Net increase in net assets resulting from operations	171,669,185	27,995,105
Distributions to shareholders from:
Net investment income
Class A	(8,588,056)	(8,371,658)
Class B	(318,035)	(316,771)
Class C	(906,187)	(830,063)
Class F	(3,996,551)	(2,022,225)
Class I	(2,934,294)	(4,638,582)
Class P	(5,020)	(6,017)
Class R2	(15,516)	(12,015)
Class R3	(389,151)	(249,020)
Total distributions to shareholders	(17,152,810)	(16,446,351)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	189,549,520	205,500,578
Reinvestment of distributions	16,249,667	15,573,757
Cost of shares reacquired	(263,199,454)	(352,301,226)
Net increase (decrease) in net assets resulting from capital share transactions	(57,400,267)	(131,226,891)
Net increase (decrease) in net assets	97,116,108	(119,678,137)
NET ASSETS:
Beginning of year	$733,872,578	$853,550,715
End of year	$830,988,686	$733,872,578
Undistributed net investment income	$10,827,511	$15,478,272

70	See Notes to Financial Statements.

International Dividend Income Fund		International Opportunities Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012

$86,045,527	$66,003,619	$2,788,011	$4,195,287

126,313,720	(109,644,672)	32,716,248	7,557,973

189,234,719	114,844,497	54,455,622	19,362,776
401,593,966	71,203,444	89,959,881	31,116,036

(32,111,914)	(22,602,992)	(1,418,818)	(555,543)
—	—	(82,875)	—
(3,890,097)	(2,102,331)	(194,491)	(10,632)
(7,748,411)	(4,103,730)	(20,145)	(10,276)
(42,319,079)	(37,908,179)	(4,209,751)	(2,327,143)
—	—	(17,169)	(4,835)
(24,379)	(10,747)	(1,645)	(384)
(1,382,570)	(1,138,500)	(117,563)	(35,689)
(87,476,450)	(67,866,479)	(6,062,457)	(2,944,502)

937,817,583	1,047,552,615	75,778,082	19,978,248
77,712,636	59,256,416	5,914,722	2,867,207
(739,775,936)	(250,121,696)	(57,044,631)	(79,691,628)

275,754,283	856,687,335	24,648,173	(56,846,173)
589,871,799	860,024,300	108,545,597	(28,674,639)

$1,748,444,534	$888,420,234	$300,906,718	$329,581,357
$2,338,316,333	$1,748,444,534	$409,452,315	$300,906,718
$8,494,357	$641,610	$3,589,530	$4,603,947

See Notes to Financial Statements.	71

Statements of Changes in Net Assets (concluded)

	Value Opportunities Fund
	For the	For the
	Year Ended	Year Ended
INCREASE IN NET ASSETS	October 31, 2013	October 31, 2012
Operations:
Net investment income (loss)	$173,998	$(3,517,380)
Net realized gain (loss) on investments	288,203,211	(6,641,357)
Net change in unrealized appreciation/depreciation on investments	386,735,492	122,363,437
Net increase in net assets resulting from operations	675,112,701	112,204,700
Distributions to shareholders from:
Net realized gain
Class A	—	(3,286,340)
Class B	—	(59,750)
Class C	—	(1,016,764)
Class F	—	(1,427,757)
Class I	—	(1,077,354)
Class P	—	(11,405)
Class R2	—	(35,968)
Class R3	—	(245,680)
Total distributions to shareholders	—	(7,161,018)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	584,281,519	775,084,950
Net proceeds from reorganizations (See Note 14)	571,815,180	—
Reinvestment of distributions	—	6,175,022
Cost of shares reacquired	(714,403,451)	(790,564,647)
Net increase (decrease) in net assets resulting from capital share transactions	441,693,248	(9,304,675)
Net increase in net assets	1,116,805,949	95,739,007
NET ASSETS:
Beginning of year	$2,011,522,432	$1,915,783,425
End of year	$3,128,328,381	$2,011,522,432
Accumulated net investment loss	$(1,053,909)	$(3,923,259)

72	See Notes to Financial Statements.

Financial Highlights

ALPHA STRATEGY FUND

	Class A Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$24.71	$22.72	$21.93	$17.24	$15.58
Investment operations:
Net investment income (loss)(a)	.09	(.01)	(.02)	(.03)	.01
Net realized and unrealized gain	8.92	2.07	.81	4.74	2.81
Total from investment operations	9.01	2.06	.79	4.71	2.82
Distributions to shareholders from:
Net investment income	(.04)	—	—	(.02)	(.03)
Net realized gain	(1.05)	(.07)	—	—	(1.13)
Total distributions	(1.09)	(.07)	—	(.02)	(1.16)
Net asset value, end of year	$32.63	$24.71	$22.72	$21.93	$17.24
Total Return(b)	37.98%	9.12%	3.60%	27.36%	20.57%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.25%	.25%	.28%	.35%	.35%
Expenses, including expense reductions, expenses assumed and management fee waived	.25%	.25%	.28%	.35%	.35%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.54%	.57%	.60%	.70%	.87%
Net investment income (loss)	.33%	(.05)%	(.10)%	(.16)%	.09%

Supplemental Data:
Net assets, end of year (000)	$567,124	$421,927	$432,698	$404,804	$296,989
Portfolio turnover rate	8.12%	3.84%	6.78%	1.16%	7.18%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	73

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Class B Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$23.05	$21.36	$20.76	$16.41	$14.94
Investment operations:
Net investment loss(a)	(.09)	(.17)	(.18)	(.15)	(.08)
Net realized and unrealized gain	8.25	1.93	.78	4.50	2.68
Total from investment operations	8.16	1.76	.60	4.35	2.60
Distributions to shareholders from:
Net realized gain	(1.05)	(.07)	—	—	(1.13)
Net asset value, end of year	$30.16	$23.05	$21.36	$20.76	$16.41
Total Return(b)	36.93%	8.29%	2.89%	26.51%	19.86%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, including expense reductions, expenses assumed and management fee waived	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, excluding expense reductions, expenses assumed and management fee waived	1.29%	1.32%	1.32%	1.35%	1.52%
Net investment loss	(.36)%	(.78)%	(.79)%	(.79)%	(.55)%

Supplemental Data:
Net assets, end of year (000)	$22,883	$21,776	$26,877	$33,394	$31,294
Portfolio turnover rate	8.12%	3.84%	6.78%	1.16%	7.18%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

74	See Notes to Financial Statements.

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Class C Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$22.89	$21.21	$20.61	$16.29	$14.85
Investment operations:
Net investment loss(a)	(.10)	(.18)	(.18)	(.15)	(.08)
Net realized and unrealized gain	8.21	1.93	.78	4.47	2.65
Total from investment operations	8.11	1.75	.60	4.32	2.57
Distributions to shareholders from:
Net realized gain	(1.05)	(.07)	—	—	(1.13)
Net asset value, end of year	$29.95	$22.89	$21.21	$20.61	$16.29
Total Return(b)	36.97%	8.30%	2.91%	26.52%	19.78%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.99%	.99%	.99%	1.00%	1.00%
Expenses, including expense reductions, expenses assumed and management fee waived	.99%	.99%	.99%	1.00%	1.00%
Expenses, excluding expense reductions, expenses assumed and management fee waived	1.28%	1.31%	1.31%	1.35%	1.52%
Net investment loss	(.40)%	(.79)%	(.80)%	(.81)%	(.59)%

Supplemental Data:
Net assets, end of year (000)	$294,780	$223,165	$223,295	$208,051	$150,633
Portfolio turnover rate	8.12%	3.84%	6.78%	1.16%	7.18%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	75

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Class F Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$24.77	$22.74	$21.91	$17.22	$15.58
Investment operations:
Net investment income(a)	.14	.03	.02	— (b)	.01
Net realized and unrealized gain	8.93	2.07	.81	4.76	2.85
Total from investment operations	9.07	2.10	.83	4.76	2.86
Distributions to shareholders from:
Net investment income	(.08)	—	—	(.07)	(.09)
Net realized gain	(1.05)	(.07)	—	—	(1.13)
Total distributions	(1.13)	(.07)	—	(.07)	(1.22)
Net asset value, end of year	$32.71	$24.77	$22.74	$21.91	$17.22
Total Return(c)	38.19%	9.28%	3.79%	27.67%	20.95%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.10%	.10%	.10%	.10%	.10%
Expenses, including expense reductions, expenses assumed and management fee waived	.10%	.10%	.10%	.10%	.10%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.39%	.42%	.42%	.44%	.60%
Net investment income (loss)	.49%	.12%	.08%	(.01)%	.05%

Supplemental Data:
Net assets, end of year (000)	$197,939	$140,860	$142,150	$120,316	$29,762
Portfolio turnover rate	8.12%	3.84%	6.78%	1.16%	7.18%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.

76	See Notes to Financial Statements.

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Class I Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$24.99	$22.92	$22.06	$17.33	$15.67
Investment operations:
Net investment income(a)	.17	.06	.05	.04	.06
Net realized and unrealized gain	9.01	2.08	.81	4.77	2.83
Total from investment operations	9.18	2.14	.86	4.81	2.89
Distributions to shareholders from:
Net investment income	(.11)	—	—	(.08)	(.10)
Net realized gain	(1.05)	(.07)	—	—	(1.13)
Total distributions	(1.16)	(.07)	—	(.08)	(1.23)
Net asset value, end of year	$33.01	$24.99	$22.92	$22.06	$17.33
Total Return(b)	38.32%	9.39%	3.90%	27.80%	21.06%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.00%	.00%	.00%	.00%	.00%
Expenses, including expense reductions, expenses assumed and management fee waived	.00%	.00%	.00%	.00%	.00%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.29%	.32%	.32%	.35%	.52%
Net investment income	.60%	.24%	.20%	.18%	.39%

Supplemental Data:
Net assets, end of year (000)	$44,998	$18,677	$26,906	$25,426	$11,785
Portfolio turnover rate	8.12%	3.84%	6.78%	1.16%	7.18%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	77

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Class R2 Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$24.35	$22.47	$21.76	$17.13	$15.51
Investment operations:
Net investment income (loss)(a)	.04	(.09)	(.09)	(.09)	(.05)
Net realized and unrealized gain	8.73	2.04	.80	4.72	2.83
Total from investment operations	8.77	1.95	.71	4.63	2.78
Distributions to shareholders from:
Net investment income	—	—	—	—	(.03)
Net realized gain	(1.05)	(.07)	—	—	(1.13)
Total distributions	(1.05)	(.07)	—	—	(1.16)
Net asset value, end of year	$32.07	$24.35	$22.47	$21.76	$17.13
Total Return(b)	37.49%	8.73%	3.26%	27.03%	20.37%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.60%	.60%	.60%	.60%	.60%
Expenses, including expense reductions, expenses assumed and management fee waived	.60%	.60%	.60%	.60%	.60%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.89%	.92%	.92%	.94%	1.11%
Net investment income (loss)	.14%	(.39)%	(.39)%	(.44)%	(.32)%

Supplemental Data:
Net assets, end of year (000)	$2,738	$2,982	$3,373	$3,437	$1,433
Portfolio turnover rate	8.12%	3.84%	6.78%	1.16%	7.18%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

78	See Notes to Financial Statements.

Financial Highlights (concluded)

ALPHA STRATEGY FUND

	Class R3 Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$24.41	$22.50	$21.76	$17.12	$15.53
Investment operations:
Net investment income (loss)(a)	.04	(.07)	(.07)	(.08)	(.02)
Net realized and unrealized gain	8.78	2.05	.81	4.73	2.79
Total from investment operations	8.82	1.98	.74	4.65	2.77
Distributions to shareholders from:
Net investment income	—	—	—	(.01)	(.05)
Net realized gain	(1.05)	(.07)	—	—	(1.13)
Total distributions	(1.05)	(.07)	—	(.01)	(1.18)
Net asset value, end of year	$32.18	$24.41	$22.50	$21.76	$17.12
Total Return(b)	37.60%	8.85%	3.40%	27.18%	20.39%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.50%	.50%	.50%	.50%	.50%
Expenses, including expense reductions, expenses assumed and management fee waived	.50%	.50%	.50%	.50%	.50%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.79%	.82%	.82%	.84%	1.01%
Net investment income (loss)	.13%	(.30)%	(.31)%	(.39)%	(.15)%

Supplemental Data:
Net assets, end of year (000)	$34,574	$29,663	$26,924	$22,941	$6,979
Portfolio turnover rate	8.12%	3.84%	6.78%	1.16%	7.18%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	79

Financial Highlights

FUNDAMENTAL EQUITY FUND

	Class A Shares
	Year Ended 10/31
	2013	2012		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$13.08	$12.51		$11.89	$9.99	$8.85
Investment operations:
Net investment income(a)	.07	.09		.02	.04	.03
Net realized and unrealized gain	3.92	.77		.64	1.86	1.17
Total from investment operations	3.99	.86		.66	1.90	1.20
Distributions to shareholders from:
Net investment income	(.09)	(.02)		(.04)	— (b)	(.06)
Net realized gain	(.15)	(.27)		—	—	—
Total distributions	(.24)	(.29)		(.04)	— (b)	(.06)
Net asset value, end of year	$16.83	$13.08		$12.51	$11.89	$9.99
Total Return(c)	31.11%	7.17%		5.53%	19.06%	13.84%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.06%	1.09%		1.09%	1.12%	1.19%
Expenses, excluding expense reductions	1.06%	1.09%		1.09%	1.12%	1.19%
Net investment income	.50%	.68%		.16%	.38%	.28%

Supplemental Data:
Net assets, end of year (000)	$3,031,190	$2,439,466		$2,379,453	$1,850,569	$1,656,209
Portfolio turnover rate	87.47%	83.80	%(d)	55.07%	80.98%	88.13%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.

80	See Notes to Financial Statements.

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class B Shares
	Year Ended 10/31
	2013	2012		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.36	$11.89		$11.35	$9.58	$8.48
Investment operations:
Net investment income (loss)(a)	(.02)	.01		(.06)	(.03)	(.03)
Net realized and unrealized gain	3.72	.73		.60	1.80	1.13
Total from investment operations	3.70	.74		.54	1.77	1.10
Distributions to shareholders from:
Net investment income	— (b)	—		—	—	—
Net realized gain	(.15)	(.27)		—	—	—
Total distributions	(.15)	(.27)		—	—	—
Net asset value, end of year	$15.91	$12.36		$11.89	$11.35	$9.58
Total Return(c)	30.32%	6.47%		4.76%	18.48%	12.97%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.71%	1.74%		1.73%	1.77%	1.84%
Expenses, excluding expense reductions	1.71%	1.74%		1.73%	1.77%	1.84%
Net investment income (loss)	(.12)%	.04%		(.49)%	(.29)%	(.35)%

Supplemental Data:
Net assets, end of year (000)	$62,409	$76,533		$114,980	$149,531	$161,233
Portfolio turnover rate	87.47%	83.80	%(d)	55.07%	80.98%	88.13%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.

See Notes to Financial Statements.	81

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class C Shares
	Year Ended 10/31
	2013	2012		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.31	$11.85		$11.30	$9.55	$8.45
Investment operations:
Net investment income (loss)(a)	(.02)	—	(b)	(.06)	(.03)	(.03)
Net realized and unrealized gain	3.70	.73		.61	1.78	1.13
Total from investment operations	3.68	.73		.55	1.75	1.10
Distributions to shareholders from:
Net investment income	(.01)	—		—	—	—
Net realized gain	(.15)	(.27)		—	—	—
Total distributions	(.16)	(.27)		—	—	—
Net asset value, end of year	$15.83	$12.31		$11.85	$11.30	$9.55
Total Return(c)	30.30%	6.41%		4.87%	18.32%	13.02%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.71%	1.74%		1.73%	1.77%	1.84%
Expenses, excluding expense reductions	1.71%	1.74%		1.73%	1.77%	1.84%
Net investment income (loss)	(.15)%	.03%		(.49)%	(.26)%	(.37)%

Supplemental Data:
Net assets, end of year (000)	$1,012,597	$802,053		$817,590	$603,639	$485,484
Portfolio turnover rate	87.47%	83.80	%(d)	55.07%	80.98%	88.13%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.

82	See Notes to Financial Statements.

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class F Shares
	Year Ended 10/31
	2013	2012		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$13.03	$12.47		$11.86	$9.96	$8.85
Investment operations:
Net investment income(a)	.11	.12		.05	.09	.03
Net realized and unrealized gain	3.90	.76		.63	1.84	1.18
Total from investment operations	4.01	.88		.68	1.93	1.21
Distributions to shareholders from:
Net investment income	(.12)	(.05)		(.07)	(.03)	(.10)
Net realized gain	(.15)	(.27)		—	—	—
Total distributions	(.27)	(.32)		(.07)	(.03)	(.10)
Net asset value, end of year	$16.77	$13.03		$12.47	$11.86	$9.96
Total Return(b)	31.49%	7.40%		5.75%	19.42%	14.03%
Ratios to Average Net Assets:
Expenses, including expense reductions	.82%	.84%		.84%	.86%	.93%
Expenses, excluding expense reductions	.82%	.84%		.84%	.86%	.93%
Net investment income	.75%	.93%		.41%	.77%	.29%

Supplemental Data:
Net assets, end of year (000)	$716,579	$598,688		$642,636	$282,018	$73,742
Portfolio turnover rate	87.47%	83.80	%(c)	55.07%	80.98%	88.13%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.

See Notes to Financial Statements.	83

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class I Shares
	Year Ended 10/31
	2013	2012		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$13.15	$12.59		$11.96	$10.04	$8.92
Investment operations:
Net investment income(a)	.13	.13		.07	.08	.05
Net realized and unrealized gain	3.94	.76		.64	1.88	1.17
Total from investment operations	4.07	.89		.71	1.96	1.22
Distributions to shareholders from:
Net investment income	(.14)	(.06)		(.08)	(.04)	(.10)
Net realized gain	(.15)	(.27)		—	—	—
Total distributions	(.29)	(.33)		(.08)	(.04)	(.10)
Net asset value, end of year	$16.93	$13.15		$12.59	$11.96	$10.04
Total Return(b)	31.66%	7.43%		5.94%	19.54%	14.11%
Ratios to Average Net Assets:
Expenses, including expense reductions	.72%	.74%		.74%	.77%	.84%
Expenses, excluding expense reductions	.72%	.74%		.74%	.77%	.84%
Net investment income	.84%	1.00%		.52%	.75%	.58%

Supplemental Data:
Net assets, end of year (000)	$531,676	$394,842		$245,329	$162,114	$98,570
Portfolio turnover rate	87.47%	83.80	%(c)	55.07%	80.98%	88.13%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.

84	See Notes to Financial Statements.

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class P Shares
	Year Ended 10/31
	2013	2012		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.92	$12.36		$11.75	$9.87	$8.75
Investment operations:
Net investment income(a)	.06	.07		.01	.03	.01
Net realized and unrealized gain	3.88	.77		.62	1.85	1.16
Total from investment operations	3.94	.84		.63	1.88	1.17
Distributions to shareholders from:
Net investment income	(.07)	(.01)		(.02)	—	(.05)
Net realized gain	(.15)	(.27)		—	—	—
Total distributions	(.22)	(.28)		(.02)	—	(.05)
Net asset value, end of year	$16.64	$12.92		$12.36	$11.75	$9.87
Total Return(b)	31.08%	7.03%		5.40%	19.05%	13.59%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.17%	1.19%		1.19%	1.22%	1.29%
Expenses, excluding expense reductions	1.17%	1.19%		1.19%	1.22%	1.29%
Net investment income	.42%	.58%		.05%	.28%	.17%

Supplemental Data:
Net assets, end of year (000)	$26,424	$27,937		$31,223	$30,598	$29,361
Portfolio turnover rate	87.47%	83.80	%(c)	55.07%	80.98%	88.13%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.

See Notes to Financial Statements.	85

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

	Class R2 Shares
	Year Ended 10/31
	2013	2012		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.87	$12.33		$11.75	$9.89	$8.82
Investment operations:
Net investment income (loss)(a)	.04	.05		(.01)	.04	(.01)
Net realized and unrealized gain	3.87	.77		.63	1.82	1.17
Total from investment operations	3.91	.82		.62	1.86	1.16
Distributions to shareholders from:
Net investment income	(.06)	(.01)		(.04)	— (b)	(.09)
Net realized gain	(.15)	(.27)		—	—	—
Total distributions	(.21)	(.28)		(.04)	— (b)	(.09)
Net asset value, end of year	$16.57	$12.87		$12.33	$11.75	$9.89
Total Return(c)	30.87%	6.87%		5.27%	18.81%	13.44%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.31%	1.34%		1.34%	1.36%	1.42%
Expenses, excluding expense reductions	1.31%	1.34%		1.34%	1.36%	1.42%
Net investment income (loss)	.26%	.43%		(.11)%	.36%	(.14)%

Supplemental Data:
Net assets, end of year (000)	$25,111	$22,335		$19,997	$4,444	$1,187
Portfolio turnover rate	87.47%	83.80	%(d)	55.07%	80.98%	88.13%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.

86	See Notes to Financial Statements.

Financial Highlights (concluded)

FUNDAMENTAL EQUITY FUND

	Class R3 Shares
	Year Ended 10/31
	2013	2012		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.94	$12.40		$11.80	$9.92	$8.82
Investment operations:
Net investment income(a)	.05	.06		— (b)	.03	— (b)
Net realized and unrealized gain	3.89	.77		.63	1.85	1.17
Total from investment operations	3.94	.83		.63	1.88	1.17
Distributions to shareholders from:
Net investment income	(.07)	(.02)		(.03)	— (b)	(.07)
Net realized gain	(.15)	(.27)		—	—	—
Total distributions	(.22)	(.29)		(.03)	— (b)	(.07)
Net asset value, end of year	$16.66	$12.94		$12.40	$11.80	$9.92
Total Return(c)	31.04%	6.95%		5.36%	18.96%	13.55%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.21%	1.24%		1.24%	1.26%	1.33%
Expenses, excluding expense reductions	1.21%	1.24%		1.24%	1.26%	1.33%
Net investment income	.35%	.51%		.01%	.30%	.05%

Supplemental Data:
Net assets, end of year (000)	$322,951	$270,290		$180,795	$67,814	$28,510
Portfolio turnover rate	87.47%	83.80	%(d)	55.07%	80.98%	88.13%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.

See Notes to Financial Statements.	87

Financial Highlights

GROWTH LEADERS FUND

	Class A Shares
	Year Ended 10/31			6/24/2011(a) to
	2013		2012	10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$15.15		$14.50	$15.00
Investment operations:
Net investment loss(b)	(.03)		(.01)	(.01)
Net realized and unrealized gain (loss)	6.36		.66	(.49)
Total from investment operations	6.33		.65	(.50)
Distributions to shareholders from:
Net investment income	(.04)		—	—
Net asset value, end of period	$21.44		$15.15	$14.50
Total Return(c)	42.20%		4.48%	(3.33	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.85%		.85%	.84	%(e)
Expenses, including expense reductions, management fee waived and expenses reimbursed	.85%		.85%	.84	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.34%		1.55%	3.04	%(e)
Net investment loss	(.14)%		(.06)%	(.23	)%(e)

Supplemental Data:
Net assets, end of period (000)	$191,798		$15,372	$7,882
Portfolio turnover rate	451.09	%(f)	683.50%	208.96%

(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Stock Appreciation Fund on March 22, 2013.

88	See Notes to Financial Statements.

Financial Highlights (continued)

GROWTH LEADERS FUND

	Class B Shares
	2/11/2013(a)
	to
	10/31/2013
Per Share Operating Performance
Net asset value, beginning of period	$16.56
Investment operations:
Net investment loss(b)	(.11)
Net realized and unrealized gain	4.88
Total from investment operations	4.77
Net asset value, end of period	$21.33
Total Return(c)	29.05	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.49	%(e)
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.49	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.88	%(e)
Net investment loss	(.82	)%(e)

Supplemental Data:
Net assets, end of period (000)	$8,041
Portfolio turnover rate	451.09	%(f)

(a)	Commencement of operations was 2/11/2013, SEC effective date was 11/28/2012.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Stock Appreciation Fund on March 22, 2013.

See Notes to Financial Statements.	89

Financial Highlights (continued)

GROWTH LEADERS FUND

	Class C Shares
	Year Ended 10/31			6/24/2011(a) to
	2013		2012	10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$15.02		$14.47	$15.00
Investment operations:
Net investment loss(b)	(.15)		(.11)	(.05)
Net realized and unrealized gain (loss)	6.30		.66	(.48)
Total from investment operations	6.15		.55	(.53)
Distributions to shareholders from:
Net investment income	(.03)		—	—
Net asset value, end of period	$21.14		$15.02	$14.47
Total Return(c)	41.24%		3.80%	(3.53	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.45%		1.49%	1.47	%(e)
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.45%		1.49%	1.47	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.88%		2.15%	2.78	%(e)
Net investment loss	(.79)%		(.70)%	(.91	)%(e)

Supplemental Data:
Net assets, end of period (000)	$66,471		$1,898	$175
Portfolio turnover rate	451.09	%(f)	683.50%	208.96%

(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Stock Appreciation Fund on March 22, 2013.

90	See Notes to Financial Statements.

Financial Highlights (continued)

GROWTH LEADERS FUND

	Class F Shares
				6/24/2011(a)
	Year Ended 10/31			to
	2013		2012	10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$15.18		$14.51	$15.00
Investment operations:
Net investment income(b)	—	(c)	.03	—	(c)
Net realized and unrealized gain (loss)	6.39		.65	(.49)
Total from investment operations	6.39		.68	(.49)
Distributions to shareholders from:
Net investment income	(.08)		(.01)	—
Net asset value, end of period	$21.49		$15.18	$14.51
Total Return(d)	42.51%		4.69%	(3.27	)%(e)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.60%		.60%	.59	%(f)
Expenses, including expense reductions, management fee waived and expenses reimbursed	.60%		.60%	.59	%(f)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.07%		1.33%	1.95	%(f)
Net investment income	.01%		.21%	.08	%(f)

Supplemental Data:
Net assets, end of period (000)	$109,011		$3,797	$5,993
Portfolio turnover rate	451.09	%(g)	683.50%	208.96%
(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Stock Appreciation Fund on March 22, 2013.

See Notes to Financial Statements.	91

Financial Highlights (continued)

GROWTH LEADERS FUND

	Class I Shares
				6/24/2011(a)
	Year Ended 10/31			to
	2013		2012	10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$15.20		$14.51	$15.00
Investment operations:
Net investment income(b)	.04		.04	.01
Net realized and unrealized gain (loss)	6.36		.67	(.50)
Total from investment operations	6.40		.71	(.49)
Distributions to shareholders from:
Net investment income	(.09)		(.02)	—
Net asset value, end of period	$21.51		$15.20	$14.51
Total Return(c)	42.67%		4.87%	(3.27	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.50%		.50%	.49	%(e)
Expenses, including expense reductions, management fee waived and expenses reimbursed	.50%		.50%	.49	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.95%		1.22%	2.20	%(e)
Net investment income	.21%		.29%	.17	%(e)

Supplemental Data:
Net assets, end of period (000)	$50,326		$2,697	$1,952
Portfolio turnover rate	451.09	%(f)	683.50%	208.96%
(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Stock Appreciation Fund on March 22, 2013.

92	See Notes to Financial Statements.

Financial Highlights (continued)

GROWTH LEADERS FUND

	Class R2 Shares
				6/24/2011(a)
	Year Ended 10/31			to
	2013		2012	10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$15.19		$14.49	$15.00
Investment operations:
Net investment income (loss)(b)	.04		.05	(.03)
Net realized and unrealized gain (loss)	6.38		.65	(.48)
Total from investment operations	6.42		.70	(.51)
Distributions to shareholders from:
Net investment income	(.03)		—	—
Net asset value, end of period	$21.58		$15.19	$14.49
Total Return(c)	42.62%		4.83%	(3.40	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.58%		.48%	1.06	%(e)
Expenses, including expense reductions, management fee waived and expenses reimbursed	.58%		.48%	1.06	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.70%		1.22%	5.05	%(e)
Net investment income (loss)	.22%		.31%	(.49	)%(e)

Supplemental Data:
Net assets, end of period (000)	$44		$10	$10
Portfolio turnover rate	451.09	%(f)	683.50%	208.96%
(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Stock Appreciation Fund on March 22, 2013.

See Notes to Financial Statements.	93

Financial Highlights (concluded)

GROWTH LEADERS FUND

	Class R3 Shares
				6/24/2011(a)
	Year Ended 10/31			to
	2013		2012	10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$15.16		$14.49	$15.00
Investment operations:
Net investment income (loss)(b)	(.06)		.01	(.02)
Net realized and unrealized gain (loss)	6.38		.66	(.49)
Total from investment operations	6.32		.67	(.51)
Distributions to shareholders from:
Net investment income	(.03)		—	—
Net asset value, end of period	$21.45		$15.16	$14.49
Total Return(c)	41.98%		4.62%	(3.40	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.00%		.72%	.97	%(e)
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.00%		.72%	.97	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.39%		1.42%	4.96	%(e)
Net investment income (loss)	(.33)%		.08%	(.40	)%(e)

Supplemental Data:
Net assets, end of period (000)	$8,289		$11	$10
Portfolio turnover rate	451.09	%(f)	683.50%	208.96%
(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Stock Appreciation Fund on March 22, 2013.

94	See Notes to Financial Statements.

Financial Highlights

INTERNATIONAL CORE EQUITY FUND

	Class A Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$11.43	$11.25	$12.12	$11.20	$8.68
Investment operations:
Net investment income(a)	.18	.28	.20	.12	.08
Net realized and unrealized gain (loss)	2.62	.12	(.94)	.88	2.66
Total from investment operations	2.80	.40	(.74)	1.00	2.74
Distributions to shareholders from:
Net investment income	(.26)	(.22)	(.13)	(.08)	(.22)
Net asset value, end of year	$13.97	$11.43	$11.25	$12.12	$11.20
Total Return(b)	24.99%	3.81%	(6.16)%	8.95%	32.32%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.12%	1.12%	1.12%	1.18%	1.55%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.12%	1.12%	1.12%	1.18%	1.55%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.38%	1.47%	1.42%	1.44%	1.55%
Net investment income	1.41%	2.53%	1.64%	1.05%	.92%

Supplemental Data:
Net assets, end of year (000)	$437,271	$383,244	$439,938	$542,452	$574,731
Portfolio turnover rate	80.77%	81.50%	83.78%	98.73%	132.22%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	95

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class B Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$11.26	$11.06	$11.91	$11.02	$8.50
Investment operations:
Net investment income(a)	.09	.21	.12	.04	.02
Net realized and unrealized gain (loss)	2.60	.12	(.92)	.87	2.62
Total from investment operations	2.69	.33	(.80)	.91	2.64
Distributions to shareholders from:
Net investment income	(.19)	(.13)	(.05)	(.02)	(.12)
Net asset value, end of year	$13.76	$11.26	$11.06	$11.91	$11.02
Total Return(b)	24.18%	3.13%	(6.75)%	8.23%	31.46%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.77%	1.77%	1.77%	1.84%	2.20%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.77%	1.77%	1.77%	1.84%	2.20%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.03%	2.12%	2.06%	2.09%	2.20%
Net investment income	.73%	1.91%	.96%	.40%	.27%

Supplemental Data:
Net assets, end of year (000)	$17,239	$20,125	$27,896	$39,255	$43,492
Portfolio turnover rate	80.77%	81.50%	83.78%	98.73%	132.22%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

96	See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class C Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$11.27	$11.08	$11.93	$11.04	$8.50
Investment operations:
Net investment income(a)	.09	.21	.12	.04	.03
Net realized and unrealized gain (loss)	2.61	.12	(.92)	.87	2.62
Total from investment operations	2.70	.33	(.80)	.91	2.65
Distributions to shareholders from:
Net investment income	(.20)	(.14)	(.05)	(.02)	(.11)
Net asset value, end of year	$13.77	$11.27	$11.08	$11.93	$11.04
Total Return(b)	24.26%	3.11%	(6.73)%	8.21%	31.52%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.75%	1.75%	1.74%	1.84%	2.20%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.75%	1.75%	1.74%	1.84%	2.20%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.01%	2.10%	2.03%	2.09%	2.20%
Net investment income	.77%	1.91%	1.01%	.38%	.28%

Supplemental Data:
Net assets, end of year (000)	$57,779	$54,056	$68,316	$91,550	$105,557
Portfolio turnover rate	80.77%	81.50%	83.78%	98.73%	132.22%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	97

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class F Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$11.36	$11.20	$12.08	$11.16	$8.68
Investment operations:
Net investment income(a)	.18	.30	.24	.16	.16
Net realized and unrealized gain (loss)	2.64	.12	(.95)	.86	2.59
Total from investment operations	2.82	.42	(.71)	1.02	2.75
Distributions to shareholders from:
Net investment income	(.29)	(.26)	(.17)	(.10)	(.27)
Net asset value, end of year	$13.89	$11.36	$11.20	$12.08	$11.16
Total Return(b)	25.35%	4.02%	(5.98)%	9.25%	32.76%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.87%	.87%	.87%	.90%	1.27%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.87%	.87%	.87%	.90%	1.27%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.13%	1.22%	1.18%	1.18%	1.27%
Net investment income	1.42%	2.71%	1.98%	1.45%	1.73%

Supplemental Data:
Net assets, end of year (000)	$142,063	$151,246	$80,747	$31,153	$9,009
Portfolio turnover rate	80.77%	81.50%	83.78%	98.73%	132.22%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

98	See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class I Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$11.51	$11.34	$12.21	$11.28	$8.77
Investment operations:
Net investment income(a)	.22	.27	.25	.15	.13
Net realized and unrealized gain (loss)	2.64	.17	(.95)	.89	2.65
Total from investment operations	2.86	.44	(.70)	1.04	2.78
Distributions to shareholders from:
Net investment income	(.30)	(.27)	(.17)	(.11)	(.27)
Net asset value, end of year	$14.07	$11.51	$11.34	$12.21	$11.28
Total Return(b)	25.37%	4.15%	(5.78)%	9.31%	32.86%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.77%	.77%	.77%	.82%	1.19%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.77%	.77%	.77%	.82%	1.19%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.03%	1.12%	1.07%	1.08%	1.19%
Net investment income	1.77%	2.48%	2.06%	1.34%	1.34%

Supplemental Data:
Net assets, end of year (000)	$155,754	$107,076	$222,808	$267,253	$167,574
Portfolio turnover rate	80.77%	81.50%	83.78%	98.73%	132.22%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	99

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class P Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$11.39	$11.17	$12.04	$11.13	$8.63
Investment operations:
Net investment income(a)	.16	.27	.10	.10	.07
Net realized and unrealized gain (loss)	2.63	.12	(.84)	.88	2.64
Total from investment operations	2.79	.39	(.74)	.98	2.71
Distributions to shareholders from:
Net investment income	(.24)	(.17)	(.13)	(.07)	(.21)
Net asset value, end of year	$13.94	$11.39	$11.17	$12.04	$11.13
Total Return(b)	24.91%	3.63%	(6.23)%	8.84%	32.29%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.22%	1.22%	1.22%	1.29%	1.64%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.22%	1.22%	1.22%	1.29%	1.64%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.48%	1.58%	1.51%	1.54%	1.64%
Net investment income	1.30%	2.45%	.83%	.92%	.78%

Supplemental Data:
Net assets, end of year (000)	$278	$282	$470	$1,765	$1,825
Portfolio turnover rate	80.77%	81.50%	83.78%	98.73%	132.22%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

100	See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Class R2 Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$11.41	$11.24	$12.14	$11.20	$8.69
Investment operations:
Net investment income(a)	.15	.23	.18	.08	.12
Net realized and unrealized gain (loss)	2.61	.14	(.95)	.91	2.65
Total from investment operations	2.76	.37	(.77)	.99	2.77
Distributions to shareholders from:
Net investment income	(.25)	(.20)	(.13)	(.05)	(.26)
Net asset value, end of year	$13.92	$11.41	$11.24	$12.14	$11.20
Total Return(b)	24.65%	3.51%	(6.38)%	8.86%	32.77%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.37%	1.37%	1.37%	1.35%	1.16%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.37%	1.37%	1.37%	1.35%	1.16%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.63%	1.72%	1.67%	1.64%	1.16%
Net investment income	1.20%	2.13%	1.46%	.73%	1.33%

Supplemental Data:
Net assets, end of year (000)	$868	$568	$651	$570	$7
Portfolio turnover rate	80.77%	81.50%	83.78%	98.73%	132.22%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	101

Financial Highlights (concluded)

INTERNATIONAL CORE EQUITY FUND

	Class R3 Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$11.28	$11.11	$12.00	$11.10	$8.65
Investment operations:
Net investment income(a)	.16	.26	.19	.11	.06
Net realized and unrealized gain (loss)	2.59	.12	(.94)	.87	2.64
Total from investment operations	2.75	.38	(.75)	.98	2.70
Distributions to shareholders from:
Net investment income	(.26)	(.21)	(.14)	(.08)	(.25)
Net asset value, end of year	$13.77	$11.28	$11.11	$12.00	$11.10
Total Return(b)	24.80%	3.68%	(6.35)%	8.89%	32.23%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.26%	1.26%	1.26%	1.28%	1.68%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.26%	1.26%	1.26%	1.28%	1.68%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.52%	1.61%	1.57%	1.57%	1.68%
Net investment income	1.27%	2.36%	1.54%	1.02%	.65%

Supplemental Data:
Net assets, end of year (000)	$19,739	$17,275	$12,725	$10,418	$1,439
Portfolio turnover rate	80.77%	81.50%	83.78%	98.73%	132.22%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

102	See Notes to Financial Statements.

Financial Highlights

INTERNATIONAL DIVIDEND INCOME FUND

	Class A Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$7.80	$7.88	$8.64	$8.22	$6.29
Investment operations:
Net investment income(a)	.33	.35	.42	.34	.28
Net realized and unrealized gain (loss)	1.31	(.08)	(.78)	.42	1.90
Total from investment operations	1.64	.27	(.36)	.76	2.18
Distributions to shareholders from:
Net investment income	(.33)	(.35)	(.40)	(.34)	(.25)
Net asset value, end of year	$9.11	$7.80	$7.88	$8.64	$8.22
Total Return(b)	21.54%	3.60%	(4.42)%	9.58%	35.88%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.12%	1.12%	1.12%	1.14%	1.35%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.12%	1.12%	1.12%	1.14%	1.35%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.27%	1.36%	1.43%	1.46%	1.63%
Net investment income	3.94%	4.59%	4.96%	4.23%	4.08%

Supplemental Data:
Net assets, end of year (000)	$954,305	$618,824	$278,975	$162,611	$52,935
Portfolio turnover rate	78.39%	84.81%	100.16%	100.06%	105.74%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	103

Financial Highlights (continued)

INTERNATIONAL DIVIDEND INCOME FUND

	Class C Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$7.75	$7.84	$8.60	$8.19	$6.28
Investment operations:
Net investment income(a)	.28	.29	.36	.29	.21
Net realized and unrealized gain (loss)	1.29	(.07)	(.77)	.41	1.92
Total from investment operations	1.57	.22	(.41)	.70	2.13
Distributions to shareholders from:
Net investment income	(.28)	(.31)	(.35)	(.29)	(.22)
Net asset value, end of year	$9.04	$7.75	$7.84	$8.60	$8.19
Total Return(b)	20.70%	2.95%	(5.03)%	8.99%	34.87%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.77%	1.76%	1.76%	1.79%	1.98%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.77%	1.76%	1.76%	1.79%	1.98%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.92%	2.01%	2.07%	2.10%	2.26%
Net investment income	3.33%	3.88%	4.29%	3.61%	2.93%

Supplemental Data:
Net assets, end of year (000)	$143,807	$74,664	$22,329	$13,561	$4,376
Portfolio turnover rate	78.39%	84.81%	100.16%	100.06%	105.74%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

104	See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL DIVIDEND INCOME FUND

	Class F Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$7.81	$7.89	$8.65	$8.23	$6.29
Investment operations:
Net investment income(a)	.36	.37	.45	.39	.18
Net realized and unrealized gain (loss)	1.30	(.08)	(.79)	.39	2.02
Total from investment operations	1.66	.29	(.34)	.78	2.20
Distributions to shareholders from:
Net investment income	(.35)	(.37)	(.42)	(.36)	(.26)
Net asset value, end of year	$9.12	$7.81	$7.89	$8.65	$8.23
Total Return(b)	21.80%	3.83%	(4.18)%	9.95%	36.13%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.87%	.87%	.87%	.88%	1.07%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.87%	.87%	.87%	.88%	1.07%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.02%	1.11%	1.18%	1.21%	1.39%
Net investment income	4.23%	4.79%	5.27%	4.78%	2.32%

Supplemental Data:
Net assets, end of year (000)	$228,586	$128,360	$26,892	$12,745	$1,772
Portfolio turnover rate	78.39%	84.81%	100.16%	100.06%	105.74%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	105

Financial Highlights (continued)

INTERNATIONAL DIVIDEND INCOME FUND

	Class I Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$7.83	$7.91	$8.66	$8.24	$6.29
Investment operations:
Net investment income(a)	.36	.38	.43	.37	.29
Net realized and unrealized gain (loss)	1.31	(.09)	(.75)	.41	1.93
Total from investment operations	1.67	.29	(.32)	.78	2.22
Distributions to shareholders from:
Net investment income	(.36)	(.37)	(.43)	(.36)	(.27)
Net asset value, end of year	$9.14	$7.83	$7.91	$8.66	$8.24
Total Return(b)	21.86%	3.91%	(3.97)%	10.03%	36.38%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.77%	.77%	.77%	.81%	.99%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.77%	.77%	.77%	.81%	.99%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.92%	1.01%	1.09%	1.10%	1.28%
Net investment income	4.28%	5.00%	5.06%	4.53%	4.13%

Supplemental Data:
Net assets, end of year (000)	$1,005,558	$893,066	$559,879	$265,348	$225,668
Portfolio turnover rate	78.39%	84.81%	100.16%	100.06%	105.74%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

106	See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL DIVIDEND INCOME FUND

	Class R2 Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$7.94	$8.03	$8.76	$8.29	$6.30
Investment operations:
Net investment income(a)	.32	.33	.45	.37	.31
Net realized and unrealized gain (loss)	1.32	(.08)	(.79)	.42	1.91
Total from investment operations	1.64	.25	(.34)	.79	2.22
Distributions to shareholders from:
Net investment income	(.31)	(.34)	(.39)	(.32)	(.23)
Net asset value, end of year	$9.27	$7.94	$8.03	$8.76	$8.29
Total Return(b)	21.13%	3.32%	(4.15)%	9.96%	36.26%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.37%	1.34%	.91%	.84%	.96%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.37%	1.34%	.91%	.84%	.96%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.52%	1.60%	1.22%	1.13%	1.27%
Net investment income	3.73%	4.24%	5.15%	4.45%	4.63%

Supplemental Data:
Net assets, end of year (000)	$860	$464	$16	$10	$9
Portfolio turnover rate	78.39%	84.81%	100.16%	100.06%	105.74%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	107

Financial Highlights (concluded)

INTERNATIONAL DIVIDEND INCOME FUND

	Class R3 Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$7.86	$7.94	$8.71	$8.28	$6.30
Investment operations:
Net investment income(a)	.35	.37	.41	.36	.31
Net realized and unrealized gain (loss)	1.29	(.12)	(.79)	.40	1.91
Total from investment operations	1.64	.25	(.38)	.76	2.22
Distributions to shareholders from:
Net investment income	(.32)	(.33)	(.39)	(.33)	(.24)
Net asset value, end of year	$9.18	$7.86	$7.94	$8.71	$8.28
Total Return(b)	21.30%	3.39%	(4.61)%	9.62%	36.22%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.27%	1.27%	1.26%	1.24%	.96%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.27%	1.27%	1.26%	1.24%	.96%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.42%	1.50%	1.59%	1.58%	1.27%
Net investment income	4.11%	4.80%	4.80%	4.40%	4.62%

Supplemental Data:
Net assets, end of year (000)	$5,200	$33,065	$331	$111	$9
Portfolio turnover rate	78.39%	84.81%	100.16%	100.06%	105.74%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

108	See Notes to Financial Statements.

Financial Highlights

INTERNATIONAL OPPORTUNITIES FUND

	Class A Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$13.17	$12.00	$12.87	$10.70	$7.29
Investment operations:
Net investment income(a)	.10	.15	.10	.06	.04
Net realized and unrealized gain (loss)	3.82	1.10	(.92)	2.20	3.42
Total from investment operations	3.92	1.25	(.82)	2.26	3.46
Distributions to shareholders from:
Net investment income	(.26)	(.08)	(.05)	(.09)	(.05)
Net asset value, end of year	$16.83	$13.17	$12.00	$12.87	$10.70
Total Return(b)	30.26%	10.59%	(6.39)%	21.21%	47.94%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.47%	1.52%	1.49%	1.54%	1.77%
Expenses, excluding expense reductions	1.47%	1.52%	1.49%	1.54%	1.77%
Net investment income	.66%	1.20%	.79%	.54%	.50%

Supplemental Data:
Net assets, end of year (000)	$99,530	$76,139	$83,729	$98,272	$92,188
Portfolio turnover rate	99.98%	91.18%	103.98%	83.13%	115.58%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	109

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class B Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.49	$11.36	$12.21	$10.17	$6.92
Investment operations:
Net investment income (loss)(a)	— (b)	.06	.02	(.01)	(.01)
Net realized and unrealized gain (loss)	3.63	1.07	(.87)	2.08	3.26
Total from investment operations	3.63	1.13	(.85)	2.07	3.25
Distributions to shareholders from:
Net investment income	(.16)	—	—	(.03)	—
Net asset value, end of year	$15.96	$12.49	$11.36	$12.21	$10.17
Total Return(c)	29.39%	9.95%	(6.96)%	20.35%	46.97%
Ratios to Average Net Assets:
Expenses, including expense reductions	2.12%	2.16%	2.13%	2.19%	2.42%
Expenses, excluding expense reductions	2.12%	2.16%	2.13%	2.19%	2.42%
Net investment income (loss)	(.03)%	.52%	.12%	(.13)%	(.15)%

Supplemental Data:
Net assets, end of year (000)	$6,357	$6,854	$9,439	$14,307	$17,103
Portfolio turnover rate	99.98%	91.18%	103.98%	83.13%	115.58%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

110	See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class C Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.41	$11.29	$12.14	$10.12	$6.88
Investment operations:
Net investment income (loss)(a)	— (b)	.07	.02	(.01)	(.01)
Net realized and unrealized gain (loss)	3.61	1.06	(.87)	2.06	3.25
Total from investment operations	3.61	1.13	(.85)	2.05	3.24
Distributions to shareholders from:
Net investment income	(.18)	(.01)	—	(.03)	—
Net asset value, end of year	$15.84	$12.41	$11.29	$12.14	$10.12
Total Return(c)	29.43%	10.00%	(7.00)%	20.34%	47.09%
Ratios to Average Net Assets:
Expenses, including expense reductions	2.10%	2.14%	2.10%	2.19%	2.42%
Expenses, excluding expense reductions	2.10%	2.14%	2.10%	2.19%	2.42%
Net investment income (loss)	.03%	.59%	.17%	(.13)%	(.14)%

Supplemental Data:
Net assets, end of year (000)	$18,138	$13,953	$15,603	$19,969	$21,668
Portfolio turnover rate	99.98%	91.18%	103.98%	83.13%	115.58%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $0.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	111

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class F Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$13.09	$11.94	$12.81	$10.65	$7.28
Investment operations:
Net investment income(a)	.17	.18	.13	.10	.09
Net realized and unrealized gain (loss)	3.76	1.09	(.91)	2.17	3.37
Total from investment operations	3.93	1.27	(.78)	2.27	3.46
Distributions to shareholders from:
Net investment income	(.29)	(.12)	(.09)	(.11)	(.09)
Net asset value, end of year	$16.73	$13.09	$11.94	$12.81	$10.65
Total Return(b)	30.63%	10.83%	(6.16)%	21.47%	48.36%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.22%	1.27%	1.24%	1.28%	1.49%
Expenses, excluding expense reductions	1.22%	1.27%	1.24%	1.28%	1.49%
Net investment income	1.13%	1.47%	1.00%	.88%	1.00%

Supplemental Data:
Net assets, end of year (000)	$18,046	$944	$934	$934	$384
Portfolio turnover rate	99.98%	91.18%	103.98%	83.13%	115.58%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

112	See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class I Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$13.49	$12.30	$13.18	$10.96	$7.48
Investment operations:
Net investment income(a)	.15	.19	.16	.11	.08
Net realized and unrealized gain (loss)	3.91	1.13	(.95)	2.23	3.50
Total from investment operations	4.06	1.32	(.79)	2.34	3.58
Distributions to shareholders from:
Net investment income	(.30)	(.13)	(.09)	(.12)	(.10)
Net asset value, end of year	$17.25	$13.49	$12.30	$13.18	$10.96
Total Return(b)	30.74%	10.96%	(6.01)%	21.50%	48.47%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.12%	1.17%	1.14%	1.18%	1.42%
Expenses, excluding expense reductions	1.12%	1.17%	1.14%	1.18%	1.42%
Net investment income	.99%	1.54%	1.17%	.93%	.87%

Supplemental Data:
Net assets, end of year (000)	$259,952	$195,785	$213,865	$232,027	$160,456
Portfolio turnover rate	99.98%	91.18%	103.98%	83.13%	115.58%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	113

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class P Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$13.36	$12.17	$13.06	$10.86	$7.36
Investment operations:
Net investment income(a)	.09	.14	.09	.05	.03
Net realized and unrealized gain (loss)	3.88	1.12	(.94)	2.22	3.48
Total from investment operations	3.97	1.26	(.85)	2.27	3.51
Distributions to shareholders from:
Net investment income	(.25)	(.07)	(.04)	(.07)	(.01)
Net asset value, end of year	$17.08	$13.36	$12.17	$13.06	$10.86
Total Return(b)	30.19%	10.49%	(6.51)%	21.05%	47.86%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.57%	1.62%	1.59%	1.64%	1.87%
Expenses, excluding expense reductions	1.57%	1.62%	1.59%	1.64%	1.87%
Net investment income	.57%	1.14%	.69%	.44%	.36%

Supplemental Data:
Net assets, end of year (000)	$1,096	$929	$820	$900	$781
Portfolio turnover rate	99.98%	91.18%	103.98%	83.13%	115.58%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

114	See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Class R2 Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$13.07	$11.90	$12.77	$10.64	$7.24
Investment operations:
Net investment income(a)	.06	.11	.07	.03	.03
Net realized and unrealized gain (loss)	3.79	1.11	(.92)	2.18	3.40
Total from investment operations	3.85	1.22	(.85)	2.21	3.43
Distributions to shareholders from:
Net investment income	(.23)	(.05)	(.02)	(.08)	(.03)
Net asset value, end of year	$16.69	$13.07	$11.90	$12.77	$10.64
Total Return(b)	29.97%	10.35%	(6.68)%	20.90%	47.69%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.72%	1.76%	1.74%	1.79%	1.97%
Expenses, excluding expense reductions	1.72%	1.76%	1.74%	1.79%	1.97%
Net investment income	.40%	.90%	.56%	.31%	.34%

Supplemental Data:
Net assets, end of year (000)	$201	$91	$95	$96	$91
Portfolio turnover rate	99.98%	91.18%	103.98%	83.13%	115.58%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	115

Financial Highlights (concluded)

INTERNATIONAL OPPORTUNITIES FUND

	Class R3 Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.98	$11.84	$12.72	$10.60	$7.27
Investment operations:
Net investment income(a)	.06	.13	.10	.05	.01
Net realized and unrealized gain (loss)	3.78	1.09	(.92)	2.17	3.41
Total from investment operations	3.84	1.22	(.82)	2.22	3.42
Distributions to shareholders from:
Net investment income	(.25)	(.08)	(.06)	(.10)	(.09)
Net asset value, end of year	$16.57	$12.98	$11.84	$12.72	$10.60
Total Return(b)	30.14%	10.49%	(6.51)%	21.04%	47.75%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.62%	1.65%	1.60%	1.67%	1.81%
Expenses, excluding expense reductions	1.62%	1.65%	1.60%	1.67%	1.81%
Net investment income	.45%	1.11%	.74%	.45%	.14%

Supplemental Data:
Net assets, end of year (000)	$6,133	$6,212	$5,097	$3,016	$573
Portfolio turnover rate	99.98%	91.18%	103.98%	83.13%	115.58%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

116	See Notes to Financial Statements.

Financial Highlights

VALUE OPPORTUNITIES FUND

	Class A Shares
	Year Ended 10/31
	2013		2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$15.99		$15.16	$14.45	$11.65	$9.91
Investment operations:
Net investment loss(a)	—	(b)	(.03)	(.05)	(.03)	(.04)
Net realized and unrealized gain	5.45		.92	.83	2.83	1.80
Total from investment operations	5.45		.89	.78	2.80	1.76
Distributions to shareholders from:
Net investment income	—		—	—	—	(.02)
Net realized gain	—		(.06)	(.07)	—	—
Total distributions	—		(.06)	(.07)	—	(.02)
Net asset value, end of year	$21.44		$15.99	$15.16	$14.45	$11.65
Total Return(c)	34.08%		5.89%	5.45%	24.03%	17.81%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.28%		1.31%	1.31%	1.34%	1.35%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.28%		1.31%	1.31%	1.34%	1.35%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.28%		1.31%	1.31%	1.34%	1.46%
Net investment loss	(.01)%		(.19)%	(.29)%	(.19)%	(.34)%

Supplemental Data:
Net assets, end of year (000)	$1,372,436		$870,567	$883,444	$582,806	$250,435
Portfolio turnover rate	69.49	%(d)	58.84%	56.87%	69.83%	77.87%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.

See Notes to Financial Statements.	117

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class B Shares
	Year Ended 10/31
	2013		2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$15.32		$14.63	$14.03	$11.39	$9.74
Investment operations:
Net investment loss(a)	(.12)		(.12)	(.14)	(.11)	(.09)
Net realized and unrealized gain	5.22		.87	.81	2.75	1.74
Total from investment operations	5.10		.75	.67	2.64	1.65
Distributions to shareholders from:
Net realized gain	—		(.06)	(.07)	—	—
Net asset value, end of year	$20.42		$15.32	$14.63	$14.03	$11.39
Total Return(b)	33.29%		5.14%	4.83%	23.18%	16.94%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.93%		1.96%	1.96%	1.99%	2.00%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.93%		1.96%	1.96%	1.99%	2.00%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.93%		1.96%	1.96%	1.99%	2.12%
Net investment loss	(.68)%		(.83)%	(.91)%	(.85)%	(.95)%

Supplemental Data:
Net assets, end of year (000)	$24,911		$13,315	$15,700	$19,110	$18,739
Portfolio turnover rate	69.49	%(c)	58.84%	56.87%	69.83%	77.87%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.

118	See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class C Shares
	Year Ended 10/31
	2013		2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$15.32		$14.62	$14.03	$11.39	$9.74
Investment operations:
Net investment loss(a)	(.12)		(.13)	(.14)	(.11)	(.10)
Net realized and unrealized gain	5.22		.89	.80	2.75	1.75
Total from investment operations	5.10		.76	.66	2.64	1.65
Distributions to shareholders from:
Net realized gain	—		(.06)	(.07)	—	—
Net asset value, end of year	$20.42		$15.32	$14.62	$14.03	$11.39
Total Return(b)	33.29%		5.21%	4.76%	23.18%	17.06%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.93%		1.96%	1.96%	1.99%	2.00%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.93%		1.96%	1.96%	1.99%	2.00%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.93%		1.96%	1.96%	1.99%	2.11%
Net investment loss	(.66)%		(.83)%	(.95)%	(.83)%	(.97)%

Supplemental Data:
Net assets, end of year (000)	$400,420		$248,357	$263,798	$147,193	$79,527
Portfolio turnover rate	69.49	%(c)	58.84%	56.87%	69.83%	77.87%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.

See Notes to Financial Statements.	119

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class F Shares
	Year Ended 10/31
	2013		2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$16.07		$15.20	$14.45	$11.62	$9.91
Investment operations:
Net investment income (loss)(a)	.05		.01	(.01)	.01	(.02)
Net realized and unrealized gain	5.50		.92	.83	2.82	1.78
Total from investment operations	5.55		.93	.82	2.83	1.76
Distributions to shareholders from:
Net investment income	—		—	—	—	(.05)
Net realized gain	—		(.06)	(.07)	—	—
Total distributions	—		(.06)	(.07)	—	(.05)
Net asset value, end of year	$21.62		$16.07	$15.20	$14.45	$11.62
Total Return(b)	34.54%		6.13%	5.73%	24.25%	18.12%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.03%		1.06%	1.07%	1.10%	1.09%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.03%		1.06%	1.07%	1.10%	1.09%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.03%		1.06%	1.07%	1.10%	1.20%
Net investment income (loss)	.26%		.06%	(.06)%	.07%	(.19)%

Supplemental Data:
Net assets, end of year (000)	$456,370		$369,321	$385,086	$168,415	$51,757
Portfolio turnover rate	69.49	%(c)	58.84%	56.87%	69.83%	77.87%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.

120	See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class I Shares
	Year Ended 10/31
	2013		2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$16.23		$15.34	$14.57	$11.70	$9.98
Investment operations:
Net investment income(a)	.06		.02	.01	.02	— (b)
Net realized and unrealized gain	5.56		.93	.83	2.85	1.78
Total from investment operations	5.62		.95	.84	2.87	1.78
Distributions to shareholders from:
Net investment income	—		—	—	—	(.06)
Net realized gain	—		(.06)	(.07)	—	—
Total distributions	—		(.06)	(.07)	—	(.06)
Net asset value, end of year	$21.85		$16.23	$15.34	$14.57	$11.70
Total Return(c)	34.63%		6.21%	5.82%	24.42%	18.27%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.93%		.97%	.97%	.99%	1.00%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.93%		.97%	.97%	.99%	1.00%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.93%		.97%	.97%	.99%	1.12%
Net investment income	.33%		.15%	.06%	.16%	.03%

Supplemental Data:
Net assets, end of year (000)	$675,593		$411,546	$291,056	$190,103	$121,462
Portfolio turnover rate	69.49	%(d)	58.84%	56.87%	69.83%	77.87%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.

See Notes to Financial Statements.	121

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class P Shares
	Year Ended 10/31
	2013		2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$15.90		$15.09	$14.40	$11.62	$9.88
Investment operations:
Net investment loss(a)	(.07)		(.04)	(.05)	(.04)	(.04)
Net realized and unrealized gain	5.49		.91	.81	2.82	1.78
Total from investment operations	5.42		.87	.76	2.78	1.74
Distributions to shareholders from:
Net realized gain	—		(.06)	(.07)	—	—
Net asset value, end of year	$21.32		$15.90	$15.09	$14.40	$11.62
Total Return(b)	34.09%		5.78%	5.33%	23.92%	17.61%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.37%		1.41%	1.41%	1.44%	1.45%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.37%		1.41%	1.41%	1.44%	1.45%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.37%		1.41%	1.41%	1.44%	1.57%
Net investment loss	(.34)%		(.24)%	(.35)%	(.29)%	(.39)%

Supplemental Data:
Net assets, end of year (000)	$54,081		$918	$3,392	$4,344	$3,445
Portfolio turnover rate	69.49	%(c)	58.84%	56.87%	69.83%	77.87%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.

122	See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	Class R2 Shares
	Year Ended 10/31
	2013		2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$15.79		$15.01	$14.34	$11.59	$9.87
Investment operations:
Net investment loss(a)	(.04)		(.07)	(.09)	(.06)	(.09)
Net realized and unrealized gain	5.38		.91	.83	2.81	1.81
Total from investment operations	5.34		.84	.74	2.75	1.72
Distributions to shareholders from:
Net realized gain	—		(.06)	(.07)	—	—
Net asset value, end of year	$21.13		$15.79	$15.01	$14.34	$11.59
Total Return(b)	33.82%		5.61%	5.21%	23.62%	17.53%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.53%		1.56%	1.57%	1.60%	1.59%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.53%		1.56%	1.57%	1.60%	1.59%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.53%		1.56%	1.57%	1.60%	1.68%
Net investment loss	(.24)%		(.44)%	(.58)%	(.42)%	(.83)%

Supplemental Data:
Net assets, end of year (000)	$13,922		$11,056	$8,804	$2,538	$1,466
Portfolio turnover rate	69.49	%(c)	58.84%	56.87%	69.83%	77.87%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.

See Notes to Financial Statements.	123

Financial Highlights (concluded)

VALUE OPPORTUNITIES FUND

	Class R3 Shares
	Year Ended 10/31
	2013		2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$15.83		$15.03	$14.34	$11.58	$9.87
Investment operations:
Net investment loss(a)	(.03)		(.05)	(.07)	(.04)	(.05)
Net realized and unrealized gain	5.40		.91	.83	2.80	1.78
Total from investment operations	5.37		.86	.76	2.76	1.73
Distributions to shareholders from:
Net investment income	—		—	—	—	(.02)
Net realized gain	—		(.06)	(.07)	—	—
Total distributions	—		(.06)	(.07)	—	(.02)
Net asset value, end of year	$21.20		$15.83	$15.03	$14.34	$11.58
Total Return(b)	33.92%		5.74%	5.35%	23.73%	17.69%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.43%		1.46%	1.47%	1.49%	1.49%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.43%		1.46%	1.47%	1.49%	1.49%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.43%		1.46%	1.47%	1.50%	1.61%
Net investment loss	(.17)%		(.35)%	(.47)%	(.31)%	(.50)%

Supplemental Data:
Net assets, end of year (000)	$130,597		$86,441	$64,504	$20,456	$4,227
Portfolio turnover rate	69.49	%(c)	58.84%	56.87%	69.83%	77.87%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.

124	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993.

The Trust currently consists of nine funds. This report covers the following seven funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes:

Funds	Classes
Lord Abbett Alpha Strategy Fund (“Alpha Strategy Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Growth Leaders Fund (“Growth Leaders Fund”)	A, B, C, F, I, R2 and R3
Lord Abbett International Core Equity Fund (“International Core Equity Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett International Dividend Income Fund (“International Dividend Income Fund”)	A, C, F, I, R2 and R3
Lord Abbett International Opportunities Fund (“International Opportunities Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)	A, B, C, F, I, P, R2 and R3

Class B shares of Growth Leaders Fund commenced investment operations on February 11, 2013. The Funds no longer issue Class B shares for purchase. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus. As of the date of this report, Alpha Strategy Fund has not issued Class P shares.

Each of Alpha Strategy Fund’s, International Core Equity Fund’s, International Opportunities Fund’s and Value Opportunities Fund’s investment objective is to seek long-term capital appreciation. Alpha Strategy Fund invests in other funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”). Fundamental Equity Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. Growth Leaders Fund’s investment objective is to seek capital appreciation. International Dividend Income Fund’s investment objective is to seek a high level of total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

On July 19, 2013, Value Opportunities Fund acquired the net assets of Lord Abbett Small Cap Blend Fund (“Small Cap Blend Fund”). Refer to Note 14 Reorganizations for additional information.

On March 22, 2013, Growth Leaders Fund acquired the net assets of Lord Abbett Stock Appreciation Fund (“Stock Appreciation Fund”). Refer to Note 14 Reorganizations for additional information.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and

Notes to Financial Statements (continued)

assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord Abbett, each Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow each Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC (“NYSE”). Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the

Notes to Financial Statements (continued)

Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2010 through October 31, 2013. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments (net of foreign capital gains tax), futures contracts and foreign currency related transactions on each Fund’s Statement of Operations. Each Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign- denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or gain or reduce exposure to foreign currency for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such

Notes to Financial Statements (continued)

contracts is included in Net realized gain on investments (net of foreign capital gains tax), futures contracts and foreign currency related transactions on each Fund’s Statement of Operations.

(h)

Futures Contracts–Each Fund may purchase and sell index futures contracts to manage cash or as a substitute position for holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract. As of October 31, 2013, Growth Leaders Fund had an open futures contract.

(i)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(j)	When-Issued or Forward Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(k)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in

Notes to Financial Statements (continued)

pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of October 31, 2013 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee
The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

For the fiscal year ended October 31, 2013, the effective management fee, net of any applicable waivers or reimbursements, was based on each Fund’s average daily net assets at the following annualized rates:

	Effective Management Fee
Alpha Strategy Fund	.00	%(1)
Fundamental Equity Fund	.52	%(2)
Growth Leaders Fund	.07	%(3)
International Core Equity Fund	.46	%(4)
International Dividend Income Fund	.53	%(4)
International Opportunities Fund	.75	%(5)
Value Opportunities Fund	.71	%(6)

(1)	The management fee for Alpha Strategy Fund is based on the Fund’s average daily net assets at an annual rate of .10%. For the fiscal year ended October 31, 2013 and continuing through February 28, 2014, Lord Abbett has contractually agreed to waive 0.05% of its management fee. For the fiscal year ended October 31, 2013, Lord Abbett voluntarily waived an additional .05% of its management fee. Lord Abbett may discontinue the voluntary reimbursement or change the level of its voluntary reimbursement at any time.

(2)	The management fee for Fundamental Equity Fund is based on the Fund’s average daily net assets at the following annual rates:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

Notes to Financial Statements (continued)

(3)	The management fee for Growth Leaders Fund is based on the Fund’s average daily net assets at the following annual rates:

First $2 billion	.55%
Over $2 billion	.50%

(4)	The management fee for International Core Equity Fund and International Dividend Income Fund is based on the Fund’s average daily net assets. Effective March 1, 2013, the management agreement was amended, resulting in the following annual rates:

	Effective March 1, 2013	Prior to March 1, 2013
First $1 billion	.70%	.75%
Next $1 billion	.65%	.70%
Over $2 billion	.60%	.65%

(5)	The management fee for International Opportunities Fund is based on the average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

(6)	The management fee for Value Opportunities Fund is based on the Fund’s average daily net assets. Effective March 1, 2013, the management agreement was amended, resulting in the following annual rates:

	Effective March 1, 2013	Prior to March 1, 2013
First $1 billion	.75%	.75%
Next $1 billion	.70%	.70%
Next $3 billion	.65%	.65%
Over $5 billion	.58%	.65%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2013 and continuing through February 28, 2014, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, do not exceed the following annual rates:

Fund	Rate
Growth Leaders Fund	.50%
International Core Equity Fund	.77%
International Dividend Income Fund	.77%

All contractual management fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Funds’ Board.

Alpha Strategy Fund has entered into a Servicing Arrangement with the Underlying Funds in which it invests, pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management fees and distribution and service fees) of Alpha Strategy Fund in proportion to the average daily value of total Underlying Fund shares owned by Alpha Strategy Fund. The expenses assumed by the Underlying Funds are reflected in Expenses assumed by Underlying Funds on Alpha Strategy Fund’s Statement of Operations and Receivables from affiliates on Alpha Strategy Fund’s Statement of Assets and Liabilities.

Notes to Financial Statements (continued)

In addition, Fundamental Equity Fund, Growth Leaders Fund, International Core Equity Fund, International Dividend Income Fund, International Opportunities Fund, and Value Opportunities Fund, along with certain other funds managed by Lord Abbett, have entered into a Servicing Arrangement with Alpha Strategy Fund, Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Diversified Income Strategy Fund, and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust and Lord Abbett Global Allocation Fund of Lord Abbett Global Fund, Inc. (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities.

As of October 31, 2013, the percentages of Fundamental Equity Fund’s, Growth Leaders Fund’s, International Core Equity Fund’s, International Dividend Income Fund’s, International Opportunities Fund’s and Value Opportunities Fund’s outstanding shares owned by each Fund of Funds were as follows:

Fund of Funds	Fundamental Equity Fund	Growth Leaders Fund	International Core Equity Fund	International Dividend Income Fund	International Opportunities Fund	Value Opportunities Fund
Alpha Strategy Fund	—	—	—	—	55.62%	7.20%
Balanced Strategy Fund	—	—	—	11.95%	—	—
Diversified Equity Strategy Fund	0.66%	8.78%	3.65%	—	5.06%	0.80%
Diversified Income Strategy Fund	—	—	—	5.49%	—	—
Global Allocation Fund	—	—	—	3.87%	—	—
Growth & Income Strategy Fund	—	—	—	8.76%	—	0.48%

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been approved by the Board pursuant to the plan:

Fees*	Class A(1)	Class B	Class C	Class F	Class P(2)	Class R2	Class R3
Service	.25%	.25%	.25%	—	.25%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.20%	.35%	.25%

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class A 12b-1 fees for Alpha Strategy Fund is .25% (.25% service, .00% distribution) of the Fund’s average daily net assets.
(2)	Fundamental Equity Fund, International Core Equity Fund, International Opportunities Fund and Value Opportunities Fund only.

Class I shares do not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2013:

	Distributor Commissions	Dealers’ Concessions
Alpha Strategy Fund	$220,970	$1,226,332
Fundamental Equity Fund	602,115	3,292,270
Growth Leaders Fund	155,440	889,848
International Core Equity Fund	126,992	674,545
International Dividend Income Fund	699,298	3,729,133
International Opportunities Fund	36,365	196,157
Value Opportunities Fund	254,773	1,394,959

Distributor received the following amount of CDSCs for the fiscal year ended October 31, 2013:

	Class A	Class C
Alpha Strategy Fund	$678	$14,058
Fundamental Equity Fund	18,263	50,928
Growth Leaders Fund	12,110	2,423
International Core Equity Fund	1,804	3,148
International Dividend Income Fund	20,505	27,953
International Opportunities Fund	724	2,814
Value Opportunities Fund	6,947	23,810

A Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid quarterly for International Dividend Income Fund and annually for Alpha Strategy Fund, Fundamental Equity Fund, Growth Leaders Fund, International Core Equity Fund, International Opportunities Fund, and Value Opportunities Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Subsequent to the Funds’ fiscal year ended October 31, 2013, distributions were declared on November 18, 2013 and paid on November 22, 2013 to shareholders of record on November 21, 2013. The approximate amounts were as follows:

	Net Investment Income	Net Short-Term Capital Gain	Net Long-Term Capital Gain
Fundamental Equity Fund	$15,060,000	$193,756,000	$675,477,000
Growth Leaders Fund	—	29,386,000	390,000
Value Opportunities Fund	—	57,058,000	221,546,000

Notes to Financial Statements (continued)

Subsequent to the Funds’ fiscal year ended October 31, 2013, distributions were declared on December 11, 2013 and paid on December 18, 2013 to shareholders of record on December 17, 2013. The approximate amounts were as follows:

Net Investment Income
International Core Equity Fund	$15,951,000
International Dividend Income Fund	11,220,000
International Opportunities Fund	6,003,000

Subsequent to Alpha Strategy Fund’s fiscal year ended October 31, 2013, distributions were declared on December 11, 2013 and paid on December 20, 2013 to shareholders of record on December 19, 2013. The approximate amounts were as follows:

Net Investment Income	Net Long-Term Capital Gain
$45,888,000	$41,358,000

The tax character of distributions paid during the fiscal years ended October 31, 2013 and 2012 was as follows:

	Alpha Strategy Fund		Fundamental Equity Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
Distributions paid from:
Ordinary income	$1,215,018	$—	$28,885,490	$8,731,966
Net long-term capital gains	36,729,787	2,851,136	53,172,106	96,046,077
Total distributions paid	$37,944,805	$2,851,136	$82,057,596	$104,778,043

	Growth Leaders Fund		International Core Equity Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
Distributions paid from:
Ordinary income	$86,296	$5,968	$17,152,810	$16,446,351
Total distributions paid	$86,296	$5,968	$17,152,810	$16,446,351

	International Dividend Income Fund		International Opportunities Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
Distributions paid from:
Ordinary income	$87,476,450	$67,866,479	$6,062,457	$2,944,502
Total distributions paid	$87,476,450	$67,866,479	$6,062,457	$2,944,502

	Value Opportunities Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012
Distributions paid from:
Net long-term capital gains	$—	$7,161,018
Total distributions paid	$—	$7,161,018

Notes to Financial Statements (continued)

As of October 31, 2013, the components of accumulated gains (losses) on a tax-basis were as follows:

	Alpha Strategy Fund	Fundamental Equity Fund
Undistributed ordinary income-net	$1,870,367	$207,493,554
Undistributed long-term capital gains	41,358,355	675,446,735
Total undistributed earnings	$43,228,722	$882,940,289
Capital loss carryforwards*	—	(3,842,415)
Temporary differences	(3,663,451)	(646,371)
Unrealized gains-net	364,574,585	1,008,595,365
Total accumulated gains-net	$404,139,856	$1,887,046,868

	Growth Leaders Fund	International Core Equity Fund
Undistributed ordinary income-net	$29,724,002	$15,951,422
Undistributed long-term capital gains	389,214	—
Total undistributed earnings	$30,113,216	$15,951,422
Capital loss carryforwards*	—	(288,074,212)
Temporary differences	(300,557)	(134,205)
Unrealized gains-net	20,342,137	136,771,234
Total accumulated gains (losses)-net	$50,154,796	$(135,485,761)

	International Dividend Income Fund	International Opportunities Fund
Undistributed ordinary income-net	$12,572,871	$5,618,360
Total undistributed earnings	$12,572,871	$5,618,360
Capital loss carryforwards*	(26,280,823)	(32,638,627)
Temporary differences	(80,429)	(54,741)
Unrealized gains-net	292,724,566	68,210,751
Total accumulated gains-net	$278,936,185	$41,135,743

Value Opportunities Fund
Undistributed ordinary income-net	$57,050,419
Undistributed long-term capital gains	221,536,531
Total undistributed earnings	$278,586,950
Temporary differences	(1,053,909)
Unrealized gains-net	682,519,260
Total accumulated gains-net	$960,052,301

* As of October 31, 2013, the capital loss carryforwards, along with the related expiration dates, were as follows:

	2016	2017	Indefinite	Total
Fundamental Equity Fund	$3,842,415	$—	$—	$3,842,415
International Core Equity Fund	55,621,868	232,452,344	—	288,074,212
International Dividend Income Fund	7,593,041	13,669,537	5,018,245	26,280,823
International Opportunities Fund	—	32,638,627	—	32,638,627

As of March 22, 2013 (the date Growth Leaders Fund acquired the net assets of Stock Appreciation Fund), the cumulative allowable capital loss carryforwards of Stock Appreciation Fund transferred into Growth Leaders Fund were $15,711,703.

Notes to Financial Statements (continued)

In accordance with the Regulated Investment Company Modernization Act of 2010, each Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The following Funds incurred and will elect to defer late-year ordinary losses during fiscal 2013 as follows:

Alpha Strategy Fund	$3,572,778
Growth Leaders Fund	272,258
Value Opportunities Fund	783,895

As of October 31, 2013, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Alpha Strategy Fund	Fundamental Equity Fund	Growth Leaders Fund
Tax cost	$798,685,150	$4,762,734,365	$405,959,737
Gross unrealized gain	364,574,585	1,036,202,936	22,117,123
Gross unrealized loss	—	(27,607,571)	(1,774,986)
Net unrealized security gain	$364,574,585	$1,008,595,365	$20,342,137

	International Core Equity Fund	International Dividend Income Fund	International Opportunities Fund
Tax cost	$690,649,574	$2,032,791,853	$345,143,153
Gross unrealized gain	141,198,668	325,546,151	73,570,982
Gross unrealized loss	(4,528,670)	(32,997,639)	(5,419,585)
Net unrealized security gain	$136,669,998	$292,548,512	$68,151,397

	Value Opportunities Fund
Tax cost	$2,506,888,986
Gross unrealized gain	707,143,686
Gross unrealized loss	(24,624,426)
Net unrealized security gain	$682,519,260

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended October 31, 2013 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Fundamental Equity Fund	$470,391	$(520,391)	$50,000
Growth Leaders	95,314	(7,801)	(87,513)
International Core Equity Fund	1,814,461	(1,814,461)	—
International Dividend Income Fund	9,283,670	(9,283,670)	—
International Opportunities Fund	2,260,029	(2,260,029)	—
Value Opportunities Fund	2,849,043	(2,848,877)	(166)

Notes to Financial Statements (continued)

The permanent differences are attributable to the tax treatment of net investment losses, certain distributions, certain expenses, foreign currency transactions, and certain securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2013 were as follows:

	Purchases	Sales
Alpha Strategy Fund	$105,506,864	$78,725,653
Fundamental Equity Fund	4,428,533,253	4,633,927,797
Growth Leaders Fund	924,713,519	726,500,106
International Core Equity Fund	596,553,297	679,131,662
International Dividend Income Fund	1,835,530,142	1,582,964,299
International Opportunities Fund	343,120,010	322,610,296
Value Opportunities Fund	1,634,607,681	1,761,988,766

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2013.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund entered into forward foreign currency exchange contracts for the fiscal year ended October 31, 2013 (as described in note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

Growth Leaders Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended October 31, 2013 (as described in note 2(h)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of October 31, 2013, Growth Leaders Fund, International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund had the following derivatives, grouped into appropriate risk categories that illustrate how and why the Funds use derivative instruments:

Notes to Financial Statements (continued)

		Growth Leaders Fund		International Core Equity Fund
Asset Derivatives	Equity Index Contracts	Forward Foreign Currency Exchange Contracts	Fair Value	Forward Foreign Currency Exchange Contracts	Fair Value
Forward Foreign Currency Exchange Contracts(1)	$—	$—	$—	$2,221,682	$2,221,682
Futures Contracts(2)	2,625	—	2,625	—	—
Total	$2,625	$—	$2,625	$2,221,682	$2,221,682

Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	$—	$—	$—	$2,507,222	$2,507,222
Total	$—	$—	$—	$2,507,222	$2,507,222

	International Dividend Income Fund		International Opportunities Fund
Asset Derivatives	Forward Foreign Currency Exchange Contracts	Fair Value	Forward Foreign Currency Exchange Contracts	Fair Value
Forward Foreign Currency Exchange Contracts(1)	$11,786,304	$11,786,304	$1,182,098	$1,182,098

Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	$14,446,187	$14,446,187	$1,549,689	$1,549,689
(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(3)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Transactions in derivative instruments for the fiscal year ended October 31, 2013, were as follows:

	Growth Leaders Fund				International Core Equity Fund
	Equity Index Contracts		Total		Forward Foreign Currency Exchange Contracts	Total
Net Realized Gain (Loss)(1)
Forward Foreign Currency Exchange Contracts	$—		$—		$(2,769,994)	$(2,769,994)
Futures Contracts	2,871		2,871		—	—
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	$—		$—		$(173,980)	$(173,980)
Futures Contracts	2,625		2,625		—	—
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	—		—		$281,691,713	$281,691,713
Futures Contracts(4)	—	(5)	—	(5)	—	—

Notes to Financial Statements (continued)

	International Dividend Income Fund		International Opportunities Fund
	Forward Foreign Currency Exchange Contracts	Total	Forward Foreign Currency Exchange Contracts	Total
Net Realized Gain(1)
Forward Foreign Currency Exchange Contracts	$1,383,364	$1,383,364	$1,709,455	$1,709,455

Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	$(6,722,040)	$(6,722,040)	$(793,946)	$(793,946)
Average Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$1,417,205,953	$1,417,205,953	$116,195,734	$116,195,734
*	Calculated based on the number of contracts or notional amounts for the fiscal year ended October 31, 2013.
(1)	Statements of Operations location: Net realized gain (loss) on investments (net of foreign capital gains tax), futures contracts and foreign currency related transactions.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Amount represents number of contracts.
(5)	Average contract is less than 1.

7.	TRUSTEES’ REMUNERATION

The Trust’s officers and a Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

9.	LINE OF CREDIT

During the fiscal year ended October 31, 2013, the Funds (except for Alpha Strategy Fund) and certain other funds managed by Lord Abbett (the “participating funds”) participated in an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Board considers annual renewal of the Facility under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund

Notes to Financial Statements (continued)

and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on each Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement.

Effective July 1, 2013, the Funds and participating funds renewed the Facility through June 30, 2014 under the same terms as described above.

During the fiscal year ended October 31, 2013, a participating fund also managed by Lord Abbett utilized the Facility and fully repaid its borrowings on June 13, 2013. As of October 31, 2013, there were no loans outstanding pursuant to this Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

11.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Alpha Strategy Fund had the following transactions with affiliated issuers (i.e. the Underlying Funds) during the fiscal year ended October 31, 2013:

Affiliated Issuer	Balance of Shares Held at 10/31/2012	Gross Additions	Gross Sales	Balance of Shares Held at 10/31/2013	Fair Value at 10/31/2013	Net Realized Gain (loss) 11/1/2012 to 10/31/2013		Dividend Income 11/1/2012 to 10/31/2013
Lord Abbett Developing Growth Fund, Inc. – Class I	7,304,502	702,379	(674,729)	7,332,152	$236,095,290	$18,155,673	(a)	$—
Lord Abbett Securities Trust – International Opportunities Fund – Class I	13,041,845	1,751,973	(1,416,392)	13,377,426	230,760,597	(1,555,426)		3,776,082
Lord Abbett Securities Trust – Micro-Cap Growth Fund – Class I	5,771,909	167,598	(679,575)	5,259,932	123,976,597	1,746,192	(b)	—
Lord Abbett Securities Trust – Micro-Cap Value Fund – Class I	3,236,470	144,724	(234,712)	3,146,482	112,549,670	(93,656)		58,968
Lord Abbett Equity Trust – Small-Cap Blend Fund – Class I	5,134,095	1,235,138	(6,369,233)	—	—	17,963,084	(c)	191,205
Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class I	5,070,161	555,036	(326,746)	5,298,451	229,263,987	5,186,780	(d)	1,696,899
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	5,316,888	5,647,226	(431,448)	10,532,666	230,138,746	1,633,102		—
					$1,162,784,887	$43,035,749		$5,723,154
(a)	Includes $12,484,856 of distributed capital gains.
(b)	Includes $610,091 of distributed capital gains.
(c)	Includes $18,390,896 of distributed capital gains.
(d)	Includes $3,633,813 of distributed capital gains.

Notes to Financial Statements (continued)

12.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Funds invest. If a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Large company stocks, in which Fundamental Equity Fund and Growth Leaders Fund invest, may perform differently than the market as a whole and other types of stocks, such as small company stocks. Small and mid-sized company stocks, in which Fundamental Equity Fund, Growth Leaders Fund, and Value Opportunities Fund invest, may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

In general, Growth Leaders Fund employs a growth investing style and Fundamental Equity Fund, International Dividend Income Fund and Value Opportunities Fund employ a value investing style. Growth stocks generally are more volatile than value stocks. The price of value stocks may lag the market for long periods of time.

International Core Equity Fund is subject to the risks of investing in foreign securities, the securities of large foreign companies, and derivatives. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls.

International Dividend Income Fund is subject to the risks of investing in foreign securities, dividend yielding stocks, and derivatives. Foreign securities may pose greater risks than domestic securities, including price fluctuations and higher transaction costs. These risks are generally greater for securities issued by companies in emerging market companies. Dividend paying stocks may be sensitive to changes in market interest rates, and the prices of such stocks may decline as rates rise. International Dividend Income Fund may be subject to the volatility of stocks that have high dividends per share due to recent decreases in their share prices. International Dividend Income Fund may invest a significant portion of its assets in small and mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies.

International Opportunities Fund is subject to the risks of investing in foreign securities, the securities of small-cap companies, and derivatives. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. Investing in small-cap companies generally involves greater risks than investing in the stocks of large-cap companies, including more volatility and less liquidity.

Alpha Strategy Fund’s investments are concentrated in the Underlying Funds and, as a result, the Fund’s performance is directly related to their performance and subject to their risks, including those associated with foreign investments, small-cap companies, and derivatives.

Due to their investments in multinational and foreign companies, Fundamental Equity Fund, Growth Leaders Fund, Value Opportunities Fund, and Alpha Strategy Fund may experience increased market, liquidity, currency, political, information and other risks.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

These factors can affect each Fund’s performance.

Notes to Financial Statements (continued)

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Alpha Strategy Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,040,311	$116,424,981	2,744,394	$65,776,411
Converted from Class B*	74,530	2,077,793	98,618	2,352,294
Reinvestment of distributions	658,992	16,033,279	52,615	1,177,003
Shares reacquired	(4,469,014)	(122,207,395)	(4,862,332)	(114,861,666)
Increase (decrease)	304,819	$12,328,658	(1,966,705)	$(45,555,958)

Class B Shares
Shares sold	19,812	$506,714	26,108	$595,005
Reinvestment of distributions	38,950	881,431	3,822	80,274
Shares reacquired	(164,626)	(4,195,477)	(238,199)	(5,402,978)
Converted to Class A*	(80,333)	(2,077,793)	(105,294)	(2,352,294)
Decrease	(186,197)	$(4,885,125)	(313,563)	$(7,079,993)

Class C Shares
Shares sold	1,606,383	$41,943,101	1,240,736	$27,780,678
Reinvestment of distributions	345,504	7,763,478	26,850	559,832
Shares reacquired	(1,858,485)	(47,092,366)	(2,045,175)	(45,478,583)
Increase (Decrease)	93,402	$2,614,213	(777,589)	$(17,138,073)

Class F Shares
Shares sold	1,992,990	$56,444,794	2,147,676	$50,410,369
Reinvestment of distributions	178,670	4,352,396	14,535	325,435
Shares reacquired	(1,807,362)	(48,878,560)	(2,725,631)	(65,356,755)
Increase (decrease)	364,298	$11,918,630	(563,420)	$(14,620,951)

Class I Shares
Shares sold	644,435	$16,390,888	172,714	$4,159,050
Reinvestment of distributions	39,680	974,536	2,583	58,300
Shares reacquired	(68,332)	(1,897,817)	(601,810)	(14,841,437)
Increase (decrease)	615,783	$15,467,607	(426,513)	$(10,624,087)

Class R2 Shares
Shares sold	49,663	$1,417,650	56,946	$1,352,217
Reinvestment of distributions	1,228	29,461	69	1,514
Shares reacquired	(88,000)	(2,402,170)	(84,622)	(2,041,694)
Decrease	(37,109)	$(955,059)	(27,607)	$(687,963)

Class R3 Shares
Shares sold	410,985	$11,148,022	436,089	$10,302,836
Reinvestment of distributions	52,435	1,261,081	3,977	88,040
Shares reacquired	(604,578)	(16,262,275)	(421,261)	(9,977,820)
Increase (decrease)	(141,158)	$(3,853,172)	18,805	$413,056

Notes to Financial Statements (continued)

Fundamental Equity Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	30,638,968	$467,006,504	39,985,762	$506,102,792
Converted from Class B*	1,528,276	22,367,689	2,454,435	31,130,048
Reinvestment of distributions	3,274,788	41,622,543	4,400,057	50,688,649
Shares reacquired	(41,933,843)	(618,360,382)	(52,610,694)	(667,045,386)
Shares issued in reorganization (See Note 14)	—	—	2,156,271	26,522,140
Decrease	(6,491,811)	$(87,363,646)	(3,614,169)	$(52,601,757)

Class B Shares
Shares sold	183,627	$2,627,100	259,123	$3,094,646
Reinvestment of distributions	71,129	859,944	210,371	2,303,564
Shares reacquired	(913,655)	(12,580,122)	(1,491,769)	(18,070,978)
Converted to Class A*	(1,610,928)	(22,367,689)	(2,588,385)	(31,130,048)
Shares issued in reorganization (See Note 14)	—	—	135,760	1,581,601
Decrease	(2,269,827)	$(31,460,767)	(3,474,900)	$(42,221,215)

Class C Shares
Shares sold	9,749,771	$141,629,965	9,592,080	$115,153,465
Reinvestment of distributions	650,030	7,819,879	1,197,637	13,066,217
Shares reacquired	(11,604,731)	(159,338,405)	(15,179,762)	(183,197,750)
Shares issued in reorganization (See Note 14)	—	—	536,052	6,223,563
Decrease	(1,204,930)	$(9,888,561)	(3,853,993)	$(48,754,505)

Class F Shares
Shares sold	12,908,404	$195,236,155	22,401,344	$279,779,635
Reinvestment of distributions	771,334	9,749,668	1,049,284	12,014,305
Shares reacquired	(16,904,024)	(247,895,162)	(29,070,202)	(369,441,214)
Shares issued in reorganization (See Note 14)	—	—	37,059	453,972
Decrease	(3,224,286)	$(42,909,339)	(5,582,515)	$(77,193,302)

Class I Shares
Shares sold	7,705,300	$114,774,327	17,857,696	$224,988,551
Reinvestment of distributions	568,497	7,248,343	526,879	6,085,451
Shares reacquired	(6,892,581)	(99,800,482)	(8,203,133)	(107,105,769)
Shares issued in reorganization (See Note 14)	—	—	342,949	4,238,850
Increase	1,381,216	$22,222,188	10,524,391	$128,207,083

Class P Shares
Shares sold	294,041	$4,363,701	424,212	$5,277,811
Reinvestment of distributions	36,924	464,505	59,153	673,752
Shares reacquired	(904,792)	(13,169,602)	(848,069)	(10,726,453)
Shares issued in reorganization (See Note 14)	—	—	1,089	13,238
Decrease	(573,827)	$(8,341,396)	(363,615)	$(4,761,652)

Notes to Financial Statements (continued)

Fundamental Equity Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	404,148	$5,966,907	777,833	$9,731,475
Reinvestment of distributions	16,786	210,491	23,061	261,971
Shares reacquired	(640,733)	(9,285,586)	(687,844)	(8,640,098)
Shares issued in reorganization (See Note 14)	—	—	851	10,317
Increase (decrease)	(219,799)	$(3,108,188)	113,901	$1,363,665

Class R3 Shares
Shares sold	3,801,711	$56,599,242	9,889,962	$123,846,562
Reinvestment of distributions	369,357	4,653,905	386,918	4,418,600
Shares reacquired	(5,665,744)	(82,608,747)	(3,992,062)	(50,712,344)
Shares issued in reorganization (See Note 14)	—	—	20,100	244,818
Increase (decrease)	(1,494,676)	$(21,355,600)	6,304,918	$77,797,636

Growth Leaders Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,844,632	$96,666,891	827,488	$12,762,189
Converted from Class B*	42,169	798,084
Reinvestment of distributions	2,867	43,300	—	—
Shares reacquired	(1,236,681)	(23,369,217)	(356,168)	(5,434,181)
Shares issued in reorganization (See Note 14)	4,278,452	72,904,811	—	—
Increase	7,931,439	$147,043,869	471,320	$7,328,008

	Period Ended October 31, 2013†
Class B Shares	Shares	Amount
Shares sold	12,554	$241,966
Shares reacquired	(54,648)	(1,031,590)
Converted to Class A*	(42,288)	(798,084)
Shares issued in reorganization (See Note 14)	461,335	7,851,924
Increase	376,953	$6,264,216

	Year Ended October 31, 2013		Year Ended October 31, 2012
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	1,775,845	$35,706,887	118,327	$1,815,979
Reinvestment of distributions	261	3,916	—	—
Shares reacquired	(293,894)	(5,534,008)	(4,025)	(61,737)
Shares issued in reorganization (See Note 14)	1,536,103	25,898,702	—	—
Increase	3,018,315	$56,075,497	114,302	$1,754,242

Notes to Financial Statements (continued)

Growth Leaders Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	4,855,033	$100,539,077	236,829	$3,656,780
Reinvestment of distributions	1,270	19,109	17	239
Shares reacquired	(278,285)	(5,533,795)	(399,733)	(5,645,144)
Shares issued in reorganization (See Note 14)	245,384	4,183,797	—	—
Increase (decrease)	4,823,402	$99,208,188	(162,887)	$(1,988,125)

Class I Shares
Shares sold	990,444	$18,179,829	133,948	$2,032,231
Reinvestment of distributions	6	84	2	23
Shares reacquired	(274,695)	(5,025,036)	(90,997)	(1,382,487)
Shares issued in reorganization (See Note 14)	1,446,353	24,674,785	—	—
Increase	2,162,108	$37,829,662	42,953	$649,767

Class R2 Shares
Shares sold	753	$15,499	—	$—
Reinvestment of distributions	1	21	—	—
Shares reacquired	— (a)	(7)	—	—
Shares issued in reorganization (See Note 14)	618	10,574	—	—
Increase	1,372	$26,087	—	$—

Class R3 Shares
Shares sold	99,039	$1,864,304	302	$4,681
Reinvestment of distributions	2	24	—	—
Shares reacquired	(55,008)	(1,068,148)	(229)	(3,644)
Shares issued in reorganization (See Note 14)	341,718	5,829,710	—	—
Increase	385,751	$6,625,890	73	$1,037

Notes to Financial Statements (continued)

International Core Equity Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,179,089	$52,372,669	3,727,406	$41,287,807
Converted from Class B*	246,857	3,102,750	176,957	1,972,039
Reinvestment of distributions	714,190	8,348,885	787,259	8,030,039
Shares reacquired	(7,367,960)	(91,339,225)	(10,252,135)	(113,126,489)
Decrease	(2,227,824)	$(27,514,921)	(5,560,513)	$(61,836,604)

Class B Shares
Shares sold	57,509	$702,974	41,508	$454,177
Reinvestment of distributions	25,471	294,950	28,856	291,736
Shares reacquired	(367,526)	(4,457,485)	(625,293)	(6,835,933)
Converted to Class A*	(249,937)	(3,102,750)	(179,135)	(1,972,039)
Decrease	(534,483)	$(6,562,311)	(734,064)	$(8,062,059)

Class C Shares
Shares sold	489,053	$6,064,348	435,377	$4,753,980
Reinvestment of distributions	67,697	783,931	68,444	692,650
Shares reacquired	(1,155,029)	(14,073,153)	(1,872,058)	(20,516,594)
Decrease	(598,279)	$(7,224,874)	(1,368,237)	$(15,069,964)

Class F Shares
Shares sold	7,281,023	$90,030,649	8,371,734	$90,303,015
Reinvestment of distributions	336,329	3,901,418	187,398	1,896,476
Shares reacquired	(10,695,675)	(130,483,767)	(2,457,327)	(26,960,730)
Increase (decrease)	(3,078,323)	$(36,551,700)	6,101,805	$65,238,761

Class I Shares
Shares sold	2,826,968	$35,159,843	5,807,790	$60,866,395
Reinvestment of distributions	214,728	2,520,909	430,129	4,404,522
Shares reacquired	(1,278,761)	(16,071,898)	(16,582,054)	(180,734,077)
Increase (decrease)	1,762,935	$21,608,854	(10,344,135)	$(115,463,160)

Class P Shares
Shares sold	2,566	$32,242	5,023	$55,967
Reinvestment of distributions	430	5,020	591	6,018
Shares reacquired	(7,851)	(93,703)	(22,920)	(249,460)
Decrease	(4,855)	$(56,441)	(17,306)	$(187,475)

Class R2 Shares
Shares sold	22,661	$270,915	20,563	$221,494
Reinvestment of distributions	465	5,432	323	3,297
Shares reacquired	(10,612)	(136,497)	(29,013)	(325,485)
Increase (decrease)	12,514	$139,850	(8,127)	$(100,694)

Class R3 Shares
Shares sold	401,292	$4,915,880	685,964	$7,557,743
Reinvestment of distributions	33,749	389,122	24,704	249,019
Shares reacquired	(533,054)	(6,543,726)	(323,827)	(3,552,458)
Increase (decrease)	(98,013)	$(1,238,724)	386,841	$4,254,304

Notes to Financial Statements (continued)

	Year Ended		Year Ended
International Dividend Income Fund	October 31, 2013		October 31, 2012
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	52,076,409	$441,764,050	56,664,307	$434,591,248
Reinvestment of distributions	3,822,035	31,521,022	2,852,503	21,595,541
Shares reacquired	(30,427,162)	(256,750,764)	(15,575,692)	(118,722,581)
Increase	25,471,282	$216,534,308	43,941,118	$337,464,208

Class C Shares
Shares sold	7,948,307	$67,126,720	7,586,498	$58,324,210
Reinvestment of distributions	405,754	3,319,844	238,003	1,789,711
Shares reacquired	(2,077,399)	(17,460,886)	(1,035,013)	(7,783,211)
Increase	6,276,662	$52,985,678	6,789,488	$52,330,710

Class F Shares
Shares sold	16,695,327	$141,923,067	16,261,875	$126,253,262
Reinvestment of distributions	685,047	5,662,980	409,351	3,107,094
Shares reacquired	(8,748,119)	(74,440,618)	(3,646,404)	(27,845,351)
Increase	8,632,255	$73,145,429	13,024,822	$101,515,005

Class I Shares
Shares sold	32,937,926	$279,682,684	51,100,305	$393,452,662
Reinvestment of distributions	4,330,862	35,818,881	4,160,567	31,622,657
Shares reacquired	(41,341,816)	(350,548,156)	(11,980,127)	(92,074,620)
Increase (decrease)	(4,073,028)	$(35,046,591)	43,280,745	$333,000,699

Class R2 Shares
Shares sold	66,483	$573,402	59,977	$477,167
Reinvestment of distributions	876	7,347	376	2,913
Shares reacquired	(33,041)	(287,458)	(3,857)	(29,286)
Increase	34,318	$293,291	56,496	$450,794

Class R3 Shares
Shares sold	790,711	$6,747,660	4,481,895	$34,454,066
Reinvestment of distributions	166,296	1,382,562	148,376	1,138,500
Shares reacquired	(4,595,309)	(40,288,054)	(467,185)	(3,666,647)
Increase (decrease)	(3,638,302)	$(32,157,832)	4,163,086	$31,925,919

Notes to Financial Statements (continued)

	Year Ended		Year Ended
International Opportunities Fund	October 31, 2013		October 31, 2012
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,273,195	$19,034,461	571,200	$6,970,134
Converted from Class B*	62,356	905,413	84,119	1,031,741
Reinvestment of distributions	105,974	1,398,849	48,282	528,688
Shares reacquired	(1,309,087)	(18,819,369)	(1,902,468)	(23,143,319)
Increase (decrease)	132,438	$2,519,354	(1,198,867)	$(14,612,756)

Class B Shares
Shares sold	32,938	$465,800	13,973	$163,791
Reinvestment of distributions	6,350	79,951	—	—
Shares reacquired	(124,324)	(1,698,857)	(207,503)	(2,417,152)
Converted to Class A*	(65,588)	(905,413)	(88,508)	(1,031,741)
Decrease	(150,624)	$(2,058,519)	(282,038)	$(3,285,102)

Class C Shares
Shares sold	270,618	$3,758,241	133,306	$1,541,145
Reinvestment of distributions	14,686	183,426	947	9,818
Shares reacquired	(264,730)	(3,613,092)	(391,251)	(4,492,730)
Increase (decrease)	20,574	$328,575	(256,998)	$(2,941,767)

Class F Shares
Shares sold	1,126,942	$17,133,530	27,200	$326,612
Reinvestment of distributions	1,397	18,284	786	8,537
Shares reacquired	(121,861)	(1,833,797)	(34,100)	(422,407)
Increase (decrease)	1,006,478	$15,318,017	(6,114)	$(87,258)

Class I Shares
Shares sold	2,085,716	$32,066,767	668,608	$8,076,274
Reinvestment of distributions	303,804	4,098,308	203,773	2,278,186
Shares reacquired	(1,829,850)	(25,981,438)	(3,754,194)	(46,866,735)
Increase (decrease)	559,670	$10,183,637	(2,881,813)	$(36,512,275)

Class P Shares
Shares sold	8,534	$125,182	9,237	$116,256
Reinvestment of distributions	1,281	17,170	435	4,835
Shares reacquired	(15,187)	(248,551)	(7,514)	(94,510)
Increase (decrease)	(5,372)	$(106,199)	2,158	$26,581

Class R2 Shares
Shares sold	5,711	$89,717	1,414	$17,337
Reinvestment of distributions	108	1,418	25	268
Shares reacquired	(728)	(10,649)	(2,471)	(29,392)
Increase (decrease)	5,091	$80,486	(1,032)	$(11,787)

Class R3 Shares
Shares sold	217,652	$3,104,384	230,198	$2,766,699
Reinvestment of distributions	9,010	117,316	3,414	36,875
Shares reacquired	(335,072)	(4,838,878)	(185,619)	(2,225,383)
Increase (decrease)	(108,410)	$(1,617,178)	47,993	$578,191

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Value Opportunities Fund	October 31, 2013		October 31, 2012
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	12,913,117	$245,766,295	16,555,751	$258,790,532
Converted from Class B*	165,594	3,323,304	86,539	1,336,917
Reinvestment of distributions	—	—	211,564	3,044,400
Shares reacquired	(16,275,089)	(300,484,796)	(20,683,779)	(320,940,218)
Shares issued in reorganization (See Note 14)	12,737,871	259,215,666	—	—
Increase (decrease)	9,541,493	$207,820,469	(3,829,925)	$(57,768,369)

Class B Shares
Shares sold	45,606	$849,898	46,272	$697,395
Reinvestment of distributions	—	—	3,513	48,759
Shares reacquired	(141,381)	(2,541,335)	(164,436)	(2,472,173)
Converted to Class A*	(173,567)	(3,323,304)	(89,917)	(1,336,917)
Shares issued in reorganization (See Note 14)	620,096	12,042,273	—	—
Increase (decrease)	350,754	$7,027,532	(204,568)	$(3,062,936)

Class C Shares
Shares sold	2,819,467	$51,851,865	3,511,263	$52,966,007
Reinvestment of distributions	—	—	56,316	781,663
Shares reacquired	(3,457,119)	(60,656,560)	(5,397,467)	(81,438,102)
Shares issued in reorganization (See Note 14)	4,035,501	78,369,425	—	—
Increase (decrease)	3,397,849	$69,564,730	(1,829,888)	$(27,690,432)

Class F Shares
Shares sold	7,203,022	$138,105,702	13,711,141	$213,852,078
Reinvestment of distributions	—	—	69,134	998,292
Shares reacquired	(9,566,623)	(171,347,690)	(16,135,037)	(253,947,633)
Shares issued in reorganization (See Note 14)	498,988	10,229,257	—	—
Decrease	(1,864,613)	$(23,012,731)	(2,354,762)	$(39,097,263)

Class I Shares
Shares sold	5,206,790	$99,941,441	12,381,658	$195,795,308
Reinvestment of distributions	—	—	70,413	1,025,918
Shares reacquired	(6,545,798)	(126,234,212)	(6,077,148)	(95,981,797)
Shares issued in reorganization (See Note 14)	6,902,380	143,017,314	—	—
Increase	5,563,372	$116,724,543	6,374,923	$100,839,429

Class P Shares
Shares sold	344,615	$6,944,887	32,674	$507,505
Reinvestment of distributions	—	—	795	11,405
Shares reacquired	(270,850)	(5,474,060)	(200,514)	(3,140,409)
Shares issued in reorganization (See Note 14)	2,405,239	48,682,044	—	—
Increase (decrease)	2,479,004	$50,152,871	(167,045)	$(2,621,499)

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Value Opportunities Fund	October 31, 2013		October 31, 2012
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	263,951	$4,882,338	501,459	$7,801,233
Reinvestment of distributions	—	—	1,329	18,938
Shares reacquired	(334,001)	(6,180,470)	(389,132)	(6,032,819)
Shares issued in reorganization (See Note 14)	28,699	575,983	—	—
Increase (decrease)	(41,351)	$(722,149)	113,656	$1,787,352

Class R3 Shares
Shares sold	1,931,490	$35,939,093	2,867,553	$44,674,892
Reinvestment of distributions	—	—	17,214	245,647
Shares reacquired	(2,210,758)	(41,484,328)	(1,715,112)	(26,611,496)
Shares issued in reorganization (See Note 14)	977,805	19,683,218	—	—
Increase	698,537	$14,137,983	1,169,655	$18,309,043

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
†	For the period February 11, 2013 (commencement of operations) to October 31, 2013.
(a)	Amount is less than 1 share.

14.	REORGANIZATIONS

(a)	Value Opportunities Fund–As of the close of business on July 19, 2013, Value Opportunities Fund acquired the net assets of Small Cap Blend Fund pursuant to a plan of reorganization approved by Small Cap Blend Fund’s shareholders on July 12, 2013. The reorganization permitted Small Cap Blend Fund shareholders to pursue substantially similar investment objectives and strategies, but as part of a larger fund with a lower expense ratio. The acquisition was accomplished by a tax-free exchange whereas holders of 36,215,715 shares of Small Cap Blend Fund outstanding on July 19, 2013 received 28,206,579 shares (valued at $571,815,180) of Value Opportunities Fund. Small Cap Blend Fund’s net assets at the date of the acquisition, including $23,692,658 of unrealized appreciation, $153,691 of distributions in excess of net investment income, and $225,271 of accumulated net realized losses, were combined with those of Value Opportunities Fund. The cost basis of securities received from Small Cap Blend Fund was carried forward.

The total net assets of Value Opportunities Fund immediately before the transfer were $2,418,694,008. Total net assets of Small Cap Blend Fund immediately before the transfer were $571,815,180. Total net assets of Value Opportunities Fund immediately after the transfer were $2,990,509,188.

The following table illustrates share conversion ratios of the reorganization on July 19, 2013:

Conversion
Class	Ratio
A	0.780590
B	0.737817
C	0.737013
F	0.787551
I	0.804508
P	0.780904
R2	0.779278
R3	0.781351

Notes to Financial Statements (continued)

Had the acquisition been completed on November 1, 2012, the beginning of the current reporting period of Value Opportunities Fund, the Fund’s condensed pro forma results of operations for the fiscal year ended October 31, 2013, would be as follows:

Net investment income	$578,086
Net realized and unrealized gain	826,608,037
Net increase in net assets resulting from operations	827,186,123

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. Revenue and earnings of Small Cap Blend Fund’s portfolio holdings have been included in Value Opportunities Fund’s Statement of Operations since the date of acquisition.

(b)	Growth Leaders Fund–As of the close of business on March 22, 2013, Growth Leaders Fund acquired the net assets of Stock Appreciation Fund pursuant to a plan of reorganization approved by Stock Appreciation Fund’s shareholders on March 15, 2013. The reorganization permitted Stock Appreciation Fund shareholders to pursue substantially similar investment objectives and strategies, but as part of a larger fund with greater investment flexibility and a lower total expense ratio. The acquisition was accomplished by a tax-free exchange whereas holders of 21,349,426 shares of Stock Appreciation Fund outstanding on March 22, 2013 received 8,309,963 shares (valued at $141,354,303) of Growth Leaders Fund. Stock Appreciation Fund’s net assets at the date of the acquisition, including $10,076,074 of unrealized appreciation, $25,276 of distributions in excess of net investment income, and $16,819,492 of accumulated net realized losses, were combined with those of Growth Leaders Fund. The cost basis of securities received from Stock Appreciation Fund was carried forward.

The total net assets of Growth Leaders Fund immediately before the transfer were $31,440,888. Total net assets of Stock Appreciation Fund immediately before the transfer were $141,354,303. Total net assets of Growth Leaders Fund immediately after the transfer were $172,795,191.

The following table illustrates share conversion ratios of the reorganization on March 22, 2013:

Conversion
Class	Ratio
A	0.395053
B	0.363226
C	0.366714
F	0.400346
I	0.404730
R2	0.400841
R3	0.391788

Had the acquisition been completed on November 1, 2012, the beginning of the current reporting period of Growth Leaders Fund, the Fund’s condensed pro forma results of operations for the fiscal year ended October 31, 2013, would be as follows:

Net investment income	$(196,058)
Net realized and unrealized gain	82,949,757
Net increase in net assets resulting from operations	82,753,699

Notes to Financial Statements (continued)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. Revenue and earnings of Stock Appreciation Fund’s portfolio holdings have been included in Growth Leaders Fund’s Statement of Operations since the date of acquisition.

(c)	Fundamental Equity Fund–As of the close of business on June 15, 2012, Fundamental Equity Fund acquired the net assets of Large Cap Value Fund pursuant to a plan of reorganization approved by Large Cap Value Fund’s shareholders on May 18, 2012. The reorganization permitted Large Cap Value Fund shareholders to pursue substantially similar investment objectives and strategies, but as part of a larger fund with greater investment flexibility and a lower expense ratio. The acquisition was accomplished by a tax-free exchange whereas holders of 4,041,590 shares of Large Cap Value Fund outstanding on June 15, 2012 received 3,230,131 shares (valued at $39,288,499) of Fundamental Equity Fund. Large Cap Value Fund’s net assets at the date of the acquisition, including $3,457,796 of unrealized appreciation, $7,730 of distributions in excess of net investment income, and $14,876,070 of accumulated net realized losses, were combined with those of Fundamental Equity Fund. The cost basis of securities received from Large Cap Value Fund was carried forward.

The total net assets of Fundamental Equity Fund immediately before the transfer were $4,619,436,391. Total net assets of Large Cap Value Fund immediately before the transfer were $39,288,499. Total net assets of Fundamental Equity Fund immediately after the transfer were $4,658,724,890.

The following table illustrates share conversion ratios of the reorganization on June 15, 2012:

Class	Conversion Ratio
A	0.792366
B	0.826215
C	0.827692
F	0.790408
I	0.790558
P	0.804581
R2	0.814447
R3	0.796634

Had the acquisition been completed on November 1, 2011, the beginning of the current reporting period of Fundamental Equity Fund, the Fund’s condensed pro forma results of operations for the year ended October 31, 2012, would be as follows:

Net investment income	$28,890,815
Net realized and unrealized gain	299,455,283
Net increase in net assets resulting from operations	328,346,098

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. Revenue and earnings of Large Cap Value Fund’s portfolio holdings have been included in Fundamental Equity Fund’s Statement of Operations since the date of acquisition.

Notes to Financial Statements (concluded)

15.	RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011–11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011–11”). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011–11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013–01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013–01”), specifying exactly which transactions are subject to disclosures about offsetting. ASU 2011–11 and ASU 2013–01 are effective for public entities for interim and annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of ASU 2011–11 and ASU 2013–01 will have on the Funds’ financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Securities Trust and the Shareholders of Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett International Core Equity Fund, Lord Abbett International Dividend Income Fund, Lord Abbett International Opportunities Fund and Lord Abbett Value Opportunities Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett International Core Equity Fund, Lord Abbett International Dividend Income Fund, Lord Abbett International Opportunities Fund and Lord Abbett Value Opportunities Fund (collectively, the “Funds”), seven of the nine portfolios constituting the Lord Abbett Securities Trust (the “Trust”) as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 23, 2013

Investments in Underlying Funds (unaudited)

Alpha Strategy Fund invests in Underlying Funds managed by Lord Abbett. As of October 31, 2013, Alpha Strategy Fund’s long-term investments were allocated among the Underlying Funds as follows:

Underlying Fund Name	% of Investments
Lord Abbett Developing Growth Fund, Inc. - Class I	20.30%
Lord Abbett Securities Trust - Lord Abbett International Opportunities Fund - Class I	19.85%
Lord Abbett Securities Trust - Lord Abbett Micro-Cap Growth Fund - Class I	10.66%
Lord Abbett Securities Trust - Lord Abbett Micro-Cap Value Fund - Class I	9.68%
Lord Abbett Research Fund, Inc. - Lord Abbett Small Cap Value Fund - Class I	19.72%
Lord Abbett Securities Trust - Lord Abbett Value Opportunities Fund - Class I	19.79%

The Ten Largest Holdings and the Holdings by Sector, as of October 31, 2013, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Underlying Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-Q as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888-522-2388.

Lord Abbett Developing Growth Fund, Inc.

Ten Largest Holdings	% of Investments
Buffalo Wild Wings, Inc.	1.81%
PriceSmart, Inc.	1.67%
LifeLock, Inc.	1.61%
athenahealth, Inc.	1.60%
United Natural Foods, Inc.	1.58%
Acuity Brands, Inc.	1.56%
Medidata Solutions, Inc.	1.53%
SunPower Corp.	1.53%
CARBO Ceramics, Inc.	1.52%
Align Technology, Inc.	1.52%

Holdings by Sector*	% of Investments
Consumer Discretionary	9.48%
Consumer Staples	5.54%
Energy	6.34%
Financials	10.42%
Health Care	19.02%
Industrials	14.51%
Information Technology	30.82%
Materials	0.82%
Repurchase Agreement	3.05%
Total	100.00%

*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Securities Trust – International Opportunities Fund

Ten Largest Holdings	% of Investments
Arrow Global Group plc	1.56%
Plastic Omnium SA	1.55%
Aalberts Industries NV	1.54%
Wincor Nixdorf AG	1.52%
Ashtead Group plc	1.50%
Mediaset Espana Comunicacion SA	1.50%
Jupiter Fund Management plc	1.49%
Playtech plc	1.48%
Howden Joinery Group plc	1.46%
EFG International AG	1.45%

Holdings by Sector*	% of Investments
Consumer Discretionary	19.64%
Consumer Staples	6.13%
Energy	5.99%
Financials	19.50%
Health Care	5.97%
Industrials	21.02%
Information Technology	10.74%
Materials	4.76%
Telecommunication Services	0.67%
Utilities	1.48%
Repurchase Agreement	4.10%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Securities Trust – Micro Cap Growth Fund

Ten Largest Holdings	% of Investments
voxeljet AG ADR	2.52%
Fluidigm Corp.	2.49%
LifeLock, Inc.	2.18%
RigNet, Inc.	2.02%
Keryx Biopharmaceuticals, Inc.	1.93%
Power Solutions International, Inc.	1.89%
Xoom Corp.	1.88%
Luxoft Holding, Inc.	1.87%
eHealth, Inc.	1.80%
Flotek Industries, Inc.	1.71%

Holdings by Sector*	% of Investments
Consumer Discretionary	13.43%
Consumer Staples	5.54%
Energy	4.57%
Financials	7.53%
Health Care	23.37%
Industrials	11.41%
Information Technology	28.46%
Materials	1.70%
Repurchase Agreement	3.99%
Total	100.00%

*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Securities Trust – Micro Cap Value Fund

Ten Largest Holdings	% of Investments
Gentherm, Inc.	2.27%
CoBiz Financial, Inc.	2.17%
First Financial Holdings, Inc.	1.95%
AMERISAFE, Inc.	1.93%
Powell Industries, Inc.	1.91%
Federal Agricultural Mortgage Corp. Class C	1.89%
Renasant Corp.	1.87%
Carmike Cinemas, Inc.	1.82%
Invacare Corp.	1.80%
Aceto Corp.	1.79%

Holdings by Sector*	% of Investments
Consumer Discretionary	13.08%
Energy	2.05%
Financials	34.42%
Health Care	6.13%
Industrials	23.55%
Information Technology	8.73%
Materials	4.68%
Utilities	2.94%
Repurchase Agreement	4.42%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Research Fund, Inc. – Small Cap Value Fund

Ten Largest Holdings	% of Investments
Oshkosh Corp.	2.48%
Mentor Graphics Corp.	2.10%
PacWest Bancorp	1.86%
Barnes Group, Inc.	1.63%
Stifel Financial Corp.	1.58%
Hanger, Inc.	1.58%
Analogic Corp.	1.55%
First Financial Holdings, Inc.	1.48%
Western Alliance Bancorp	1.43%
Coherent, Inc.	1.41%

Holdings by Sector*	% of Investments
Consumer Discretionary	9.68%
Consumer Staples	3.65%
Energy	7.07%
Financials	27.08%
Health Care	9.92%
Industrials	15.81%
Information Technology	11.35%
Materials	7.74%
Utilities	5.01%
Repurchase Agreement	2.69%
Total	100.00%

*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(concluded)

Lord Abbett Securities Trust – Value Opportunities Fund

Ten Largest Holdings	% of Investments
Jarden Corp.	2.21%
Mohawk Industries, Inc.	1.99%
CapitalSource, Inc.	1.99%
Actavis plc	1.71%
Hartford Financial Services Group, Inc.	1.63%
HCC Insurance Holdings, Inc.	1.55%
Reliance Steel & Aluminum Co.	1.55%
American Water Works Co., Inc.	1.54%
Rock-Tenn Co. Class A	1.51%
NCR Corp.	1.47%

Holdings by Sector*	% of Investments
Consumer Discretionary	14.15%
Consumer Staples	3.44%
Energy	8.05%
Financials	26.47%
Health Care	8.91%
Industrials	9.70%
Information Technology	11.71%
Materials	7.28%
Utilities	6.58%
Repurchase Agreement	3.71%
Total	100.00%

*	A sector may comprise several industries.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Trust’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustee

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since1997); President of Clipper Asset Management Corp.(1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Lend Lease Corporation Limited, an international retail and residential property group (2006 - 2012).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 -2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2005	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2003	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Deepak Khanna (1963)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2001.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2006	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Chief Compliance Officer, Vice President and Secretary	Elected as Vice President and Secretary in 1997 and Chief Compliance Officer in 2013	Partner, General Counsel, and Chief Compliance Officer, joined Lord Abbett in 1997.

David J. Linsen (1974)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 2001.

Steven M. Lipper (1961)	Vice President	Elected in 2011	Director, Product Management, joined Lord Abbett in 2004.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Paul J. Volovich (1973)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 1997.

Arthur K. Weise (1970)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Alpha Strategy Fund	—	100%
Fundamental Equity Fund	100%	100%
Growth Leaders Fund	100%	100%
International Core Equity Fund	—	100%
International Dividend Income Fund	—	92%
International Opportunities Fund	—	99%

Additionally, of the distributions paid to shareholders during the fiscal year ended October 31, 2013, the following amounts represent long-term capital gains:

Fund Name
Alpha Strategy Fund	$36,729,787
Fundamental Equity Fund	53,172,106

International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund intend to pass through foreign source income and foreign taxes as follows:

Fund Name	Foreign Source Income	Foreign Taxes
International Core Equity Fund	$20,718,333	$2,145,438
International Dividend Income Fund	116,596,602	10,877,781
International Opportunities Fund	7,661,889	559,276

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund
Lord Abbett Fundamental Equity Fund
Lord Abbett Growth Leaders Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Dividend Income Fund
Lord Abbett International Opportunities Fund
Lord Abbett Value Opportunities Fund

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett Mutual Fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	LST-2-1013 (12/13)

2 0 1 3

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Micro Cap Growth Fund

Micro Cap Value Fund

For the fiscal year ended October 31, 2013

Table of Contents

1	A Letter to Shareholders

5	Investment Comparisons

7	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

10	Micro Cap Growth Fund

14	Micro Cap Value Fund

17	Statements of Assets and Liabilities

18	Statements of Operations

19	Statements of Changes in Net Assets

21	Financial Highlights

25	Notes to Financial Statements

33	Report of Independent Registered Public Accounting Firm

34	Supplemental Information to Shareholders

Lord Abbett Securities Trust

Lord Abbett Micro Cap Growth Fund and Lord Abbett
Micro Cap Value Fund Annual Report

For the fiscal year ended October 31, 2013

Daria L. Foster, Trustee, President and Chief Executive Officer of the Lord Abbett Funds and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended October 31, 2013. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Trustee, President and Chief Executive Officer

Micro Cap Growth Fund

For the fiscal year ended October 31, 2013, the Fund returned 62.14%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Microcap® Growth Index,1 which returned 42.08% over the same period.

Equity markets made considerable gains in the trailing 12-month period. Following the conclusion of the U.S. presidential election in November, and the last-minute resolution of the “fiscal cliff” in December, equity markets shook off challenges and marched significantly higher. By the end of the period in October,

1

broad market equity indexes had recently hit all-time highs.

We were pleased with the Fund’s outperformance during the period, which we attribute to our fundamentally driven process focusing on sound business models, capable management, competitive advantages, and favorable industry conditions.

Security selection within the information technology sector contributed the most to relative Fund performance during the period. Among notable contributors within the sector were solar energy companies that have benefited from growing global demand for alternative energy. SunPower Corporation, which designs solar power systems, saw its shares repeatedly rise to new 52-week highs during the period. The company saw a considerable increase in revenue from the United States as well as a surge in demand from Japan, as the country seeks alternatives to nuclear energy. Xoom Corp., a provider of customer-to-customer online money transfer services, also saw its shares rise since its initial public offering in February 2013. Earnings have exceeded expectations, supported by considerable growth from India. Xoom’s service is able to transfer money from the United States to India in less than four hours.

Security selection within the health care sector also contributed to relative Fund performance during the period. Biopharmaceutical company Celldex Therapeutics, Inc., which develops several immunotherapy technologies used in the treatment of cancer and other diseases, contributed the most within the sector. Shares of the company rose through much of the year, supported by five clinical-stage programs anticipated to add considerably to revenues in 2016 and beyond.

As the Fund enjoyed both strong absolute and relative performance, only a few segments of the Fund were significant detractors. There were two notable positions within the information technology sector that detracted from relative Fund performance. NQ Mobile, Inc. was among the largest such detractors. The provider of mobile Internet services saw its shares drop sharply during the period after an analyst report called into question the company’s transparency. Although the situation improved, we sold the position following the news. Shares of Velti plc, a global provider of mobile marketing and advertising technologies, also declined significantly. Shares slumped in the first month of the period following a quarterly earnings report that showed below consensus earnings and a surprise decision to divest assets. We sold our position in the company, thereby avoiding further declines in the second half of the period.

In addition, health care company Osiris Therapeutics, Inc. was among the biggest detractors from relative Fund performance during the period. Shares of the stem cell therapeutic company initially rose sharply in August 2013 following overwhelming support for the approval of a new treatment

2

for diabetics. After rising more than 150% in one day, shares corrected sharply, detracting from relative Fund performance.

Micro Cap Value Fund

For the fiscal year ended October 31, 2013, the Fund returned 31.00%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, Russell Microcap® Value Index2, which returned 36.65% over the same period.

In a period marred by a series of congressional showdowns culminating in a two-week governmental shutdown, an escalating Syrian civil war, fears of a slowing Asian economy, and an ongoing European debt crisis, domestic equity markets could have very easily experienced lackluster returns. Instead, positive investor sentiment driven by a continuation of global accommodative monetary policy and a rebounding U.S. housing market led to a significant broad market rally for the trailing 12-month period. Meanwhile, in an anemic economic recovery, investors favored small capitalization companies over large and, within the micro-cap space, growth companies over value.

Although the Fund exhibited a strong absolute return, stock selection, particularly within the industrials sector, was the main reason for relative underperformance during the period. Within the sector, notable detractors included Titan Machinery, Inc. and Performant Financial Corp. For Titan Machinery, investor concerns mounted following two consecutive lackluster earnings reports. Management of the operator of agricultural and construction equipment dealerships cited unseasonably cool weather and a challenging construction equipment market. In the case of Performant Financial, which provides technological services that aid in the identification and recovery of improper and delinquent payments, concerns regarding uncertainty in the renewal of the company’s recovery-audit-contractor (RAC) contract, a significant portion of Performant’s business, caused the firm’s shares to slide lower. These concerns acted as an overhang negating positive earnings results.

An additional significant detractor was SAExploration Holdings, Inc. The firm is a global provider of seismic data services to the oil and gas industry. Shares of the energy holding sold off after management released an operational update detailing issues that led to several project delays, which negatively affected earnings expectations.

Conversely, information technology (IT) was a significant positive in regards to the Fund’s relative performance as the top three contributors all hailed from this sector. The first, Electronics for Imaging, Inc., displayed consistent revenue growth aided by strength across multiple business segments. The provider of digital print products and solutions was able to capitalize on several significant original equipment manufacturers refreshing their product lines. A second top contributor, CTS Corp., finished the period with a return of more than 125%. The positive stock

3

performance can be attributed to management’s decision to reorganize and streamline the manufacture of electronic components and sensors businesses. A strategic acquisition, restructuring plan, and divesture of poor performing assets were all steps taken to boost profitability.

Virtusa Corp., a provider of IT outsourcing and consulting services, was the third major contributing information technology holding. The company experienced a combination of margin expansion and revenue growth fueling a steady but impressive rally in share price. In addition, a robust pipeline bolstered investors’ positive outlook.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

2 The Russell Microcap® Value Index measures the performance of those Russell Microcap companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in each Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included.

Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of October 31, 2013. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

4

Micro Cap Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Index and the Russell Microcap® Growth Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2013

	1 Year	5 Years	10 Years
Class A3	52.78%	23.08%	12.92%
Class I4	62.22%	24.80%	13.85%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2013, is calculated using the SEC required uniform method to compute such return.

4 Performance is at net asset value.

5

Micro Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Index and the Russell Microcap® Value Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2013

	1 Year	5 Years	10 Years
Class A3	23.45%	14.09%	10.22%
Class I4	31.02%	15.69%	11.13%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2013, is calculated using the SEC required uniform method to compute such return.

4 Performance is at net asset value.

6

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 through October 31, 2013).

Actual Expenses

For each class of each Fund, the first line of the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/13—10/31/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7

Micro Cap Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/13	10/31/13	5/1/13 - 10/31/13
Class A
Actual	$1,000.00	$1,342.70	$10.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.09	$9.20
Class I
Actual	$1,000.00	$1,342.30	$10.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.09	$9.20

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.81% for Classes A and I) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2013

Sector*	%**
Consumer Discretionary	13.43%
Consumer Staples	5.54%
Energy	4.57%
Financials	7.53%
Health Care	23.37%
Industrials	11.41%
Information Technology	28.46%
Materials	1.70%
Repurchase Agreement	3.99%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

8

Micro Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/13	10/31/13	5/1/13 - 10/31/13
Class A
Actual	$1,000.00	$1,160.30	$9.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.21	$9.05
Class I
Actual	$1,000.00	$1,160.20	$9.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.21	$9.05

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.78% for Classes A and I) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2013

Sector*	%**
Consumer Discretionary	13.08%
Energy	2.05%
Financials	34.42%
Health Care	6.13%
Industrials	23.55%
Information Technology	8.73%
Materials	4.68%
Utilities	2.94%
Repurchase Agreement	4.42%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

9

Schedule of Investments

MICRO CAP GROWTH FUND October 31, 2013

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 96.85%

Aerospace & Defense 0.82%
Astronics Corp.*	22,388	$1,098
Astronics Corp. Class B*	3,045	147
Total		1,245

Air Freight & Logistics 0.24%
Echo Global Logistics, Inc.*	20,062	369

Beverages 0.88%
Craft Brew Alliance, Inc.*	82,303	1,335

Biotechnology 11.34%
Array BioPharma, Inc.*	343,157	1,723
Epizyme, Inc.*	31,044	1,190
Foundation Medicine, Inc.*	45,770	1,459
Genomic Health, Inc.*	25,604	766
Intercept Pharmaceuticals, Inc.*	25,183	1,366
InterMune, Inc.*	53,401	752
Keryx Biopharmaceuticals, Inc.*	285,792	2,958
KYTHERA Biopharmaceuticals, Inc.*	33,897	1,515
Onconova Therapeutics, Inc.*	52,647	829
Osiris Therapeutics, Inc.*	49,985	665
Raptor Pharmaceutical Corp.*	176,910	2,544
Sarepta Therapeutics, Inc.*	19,613	764
Verastem, Inc.*	72,206	722
Total		17,253

Building Products 1.66%
Trex Co., Inc.*	35,976	2,526

Capital Markets 2.25%
HFF, Inc. Class A	82,725	2,031
Silvercrest Asset Management Group, Inc. Class A*	94,366	1,394
Total		3,425

		Fair
		Value
Investments	Shares	(000)
Chemicals 1.72%
Flotek Industries, Inc.*	122,478	$2,619

Commercial Banks 1.29%
Pinnacle Financial Partners, Inc.*	63,446	1,967

Commercial Services & Supplies 0.42%
MiX Telematics Ltd. ADR*	14,599	190
Performant Financial Corp.*	45,832	457
Total		647

Communications Equipment 1.38%
Infinera Corp.*	112,099	1,145
Oplink Communications, Inc.*	52,568	959
Total		2,104

Computers & Peripherals 0.60%
Cray, Inc.*	40,965	916

Construction & Engineering 1.51%
MYR Group, Inc.*	34,981	925
Orion Marine Group, Inc.*	110,204	1,378
Total		2,303

Consumer Finance 1.28%
Encore Capital Group, Inc.*	39,849	1,947

Diversified Consumer Services 2.19%
LifeLock, Inc.*	207,640	3,341

Electrical Equipment 1.90%
Power Solutions International, Inc.*	49,703	2,896

Electronic Equipment, Instruments & Components 3.97%
Fabrinet*	53,974	903
FARO Technologies, Inc.*	38,481	1,828
InvenSense, Inc.*	72,180	1,219
Methode Electronics, Inc.	81,882	2,095
Total		6,045

10	See Notes to Financial Statements.

Schedule of Investments (continued)

MICRO CAP GROWTH FUND October 31, 2013

		Fair
		Value
Investments	Shares	(000)
Energy Equipment & Services 2.04%
RigNet, Inc.*	84,057	$3,098

Food & Staples Retailing 2.44%
Chefs’ Warehouse, Inc. (The)*	59,881	1,435
Natural Grocers by Vitamin Cottage, Inc.*	56,968	2,273
Total		3,708

Food Products 2.27%
Annie’s, Inc.*	39,859	1,883
Boulder Brands, Inc.*	96,136	1,576
Total		3,459

Health Care Equipment & Supplies 4.15%
Endologix, Inc.*	131,144	2,370
Novadaq Technologies, Inc. (Canada)*(a)	96,898	1,602
ZELTIQ Aesthetics, Inc.*	181,383	2,352
Total		6,324

Health Care Providers & Services 2.79%
ExamWorks Group, Inc.*	89,496	2,313
IPC The Hospitalist Co., Inc.*	35,172	1,927
Total		4,240

Health Care Technology 1.50%
HealthStream, Inc.*	63,784	2,278

Hotels, Restaurants & Leisure 4.91%
Chuy’s Holdings, Inc.*	52,403	1,970
Fiesta Restaurant Group, Inc.*	36,988	1,568
Multimedia Games Holding Co., Inc.*	23,375	760
Red Robin Gourmet Burgers, Inc.*	25,302	1,927
Sonic Corp.*	64,396	1,243
Total		7,468

Household Durables 1.25%
iRobot Corp.*	56,015	1,897

		Fair
		Value
Investments	Shares	(000)
Information Technology Services 2.70%
EPAM Systems, Inc.*	33,189	$1,244
Luxoft Holding, Inc.*	98,016	2,864
Total		4,108

Insurance 2.77%
eHealth, Inc.*	64,926	2,767
Hilltop Holdings, Inc.*	83,533	1,449
Total		4,216

Internet Software & Services 10.56%
Benefitfocus, Inc.*	36,643	1,836
comScore, Inc.*	38,515	1,029
Demandware, Inc.*	21,298	1,053
Envestnet, Inc.*	67,685	2,457
Marketo, Inc.*	21,635	730
Responsys, Inc.*	92,230	1,507
Rocket Fuel, Inc.*	11,400	582
Stamps.com, Inc.*	42,838	1,947
Textura Corp.*	28,056	1,075
Trulia, Inc.*	24,147	965
Xoom Corp.*	97,011	2,886
Total		16,067

Leisure Equipment & Products 0.46%
Arctic Cat, Inc.	13,325	698

Life Sciences Tools & Services 2.51%
Fluidigm Corp.*	121,231	3,819

Machinery 3.94%
Dynamic Materials Corp.	39,851	881
RBC Bearings, Inc.*	18,241	1,255
voxeljet AG ADR*	113,400	3,864
Total		6,000

Media 3.75%
Entravision Communications Corp. Class A	259,290	1,748
Nexstar Broadcasting Group, Inc. Class A	30,851	1,369
Rentrak Corp.*	69,234	2,596
Total		5,713

See Notes to Financial Statements.	11

Schedule of Investments (continued)

MICRO CAP GROWTH FUND October 31, 2013

		Fair
		Value
Investments	Shares	(000)
Oil, Gas & Consumable Fuels 2.58%
GasLog Ltd. (Monaco)(a)	155,564	$2,315
Goodrich Petroleum Corp.*	41,232	964
Renewable Energy Group, Inc.*	58,833	642
Total		3,921

Pharmaceuticals 1.29%
Cadence Pharmaceuticals, Inc.*	128,340	633
Santarus, Inc.*	56,842	1,326
Total		1,959

Semiconductors & Semiconductor Equipment 3.75%
Canadian Solar, Inc. (Canada)*(a)	65,378	1,504
MagnaChip Semiconductor Corp. (South Korea)*(a)	50,662	947
Monolithic Power Systems, Inc.	40,617	1,293
Rubicon Technology, Inc.*	66,065	568
Trina Solar Ltd. ADR*	95,249	1,397
Total		5,709

Software 5.74%
Fleetmatics Group plc (Ireland)*(a)	33,320	1,058
Gigamon, Inc.*	35,397	1,089
Imperva, Inc.*	19,007	729
Proofpoint, Inc.*	40,665	1,287
PROS Holdings, Inc.*	46,750	1,653
Rally Software Development Corp.*	54,566	1,464
Silver Spring Networks, Inc.*	66,633	1,455
Total		8,735

Textiles, Apparel & Luxury Goods 0.99%
G-III Apparel Group Ltd.*	26,446	1,500

Trading Companies & Distributors 1.01%
H&E Equipment Services, Inc.*	61,151	1,531
Total Common Stocks (cost $114,436,289)		147,386

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 4.02%

Repurchase Agreement
Repurchase Agreement dated 10/31/2013, Zero Coupon due 11/1/2013 with Fixed Income Clearing Corp. collateralized by $5,975,000 of U.S. Treasury Note at 2.125% due 12/31/2015; value: $6,246,635; proceeds: $6,120,056 (cost $6,120,056)	$6,120	$6,120
Total Investments in Securities 100.87% (cost $120,556,345)		153,506
Liabilities in Excess of Cash and Other Assets (0.87)%		(1,320)
Net Assets 100.00%		$152,186

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

12	See Notes to Financial Statements.

Schedule of Investments (concluded)

MICRO CAP GROWTH FUND October 31, 2013

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3
Investment Type(2)(3)	(000)	(000)	(000)	Total
Common Stocks	$147,386	$—	$—	$147,386
Repurchase Agreement	—	6,120	—	6,120
Total	$147,386	$6,120	$—	$153,506

(1)	Refer to note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended October 31, 2013.

See Notes to Financial Statements.	13

Schedule of Investments

MICRO CAP VALUE FUND October 31, 2013

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 95.27%

Aerospace & Defense 0.56%
Erickson Air-Crane, Inc.*	46,000	$902

Auto Components 5.00%
Dorman Products, Inc.	21,900	1,064
Drew Industries, Inc.	43,910	2,207
Gentherm, Inc.*	155,300	3,626
Tower International, Inc.*	52,300	1,110
Total		8,007

Building Products 1.27%
Patrick Industries, Inc.*	65,200	2,039

Capital Markets 3.19%
Silvercrest Asset Management Group, Inc. Class A*	169,732	2,507
Westwood Holdings Group, Inc.	48,700	2,597
Total		5,104

Chemicals 2.52%
Chase Corp.	39,000	1,180
KMG Chemicals, Inc.	58,948	1,178
Quaker Chemical Corp.	22,000	1,670
Total		4,028

Commercial Banks 21.78%
Bancorp, Inc. (The)*	61,900	1,001
Bank of Marin Bancorp	44,600	1,898
BNC Bancorp	151,300	1,983
Bryn Mawr Bank Corp.	58,982	1,643
CoBiz Financial, Inc.	318,766	3,459
First Financial Holdings, Inc.	51,900	3,110
Lakeland Financial Corp.	79,900	2,844
Northrim BanCorp, Inc.	22,423	563
Pacific Premier Bancorp, Inc.*	157,200	2,187
Park Sterling Corp.	370,800	2,414
Renasant Corp.	104,200	2,988
Sandy Spring Bancorp, Inc.	90,600	2,219
Southern National Bancorp of Virginia, Inc.	151,600	1,478

		Fair
		Value
Investments	Shares	(000)
Tristate Capital
Holdings, Inc.*	174,645	$2,185
Union First Market Bankshares Corp.	105,500	2,545
Wilshire Bancorp, Inc.	277,400	2,349
Total		34,866

Commercial Services & Supplies 4.26%
McGrath RentCorp	50,500	1,801
Mobile Mini, Inc.*	50,600	1,828
Multi-Color Corp.	72,500	2,525
Performant Financial Corp.*	67,505	673
Total		6,827

Computers & Peripherals 1.31%
Electronics for Imaging, Inc.*	61,000	2,093

Construction & Engineering 1.64%
Great Lakes Dredge & Dock Corp.	322,400	2,618

Diversified Financial Services 0.96%
Marlin Business Services Corp.	55,876	1,540

Electrical Equipment 2.78%
AZZ, Inc.	31,100	1,396
Powell Industries, Inc.*	48,495	3,047
Total		4,443

Electronic Equipment, Instruments & Components 2.45%
CTS Corp.	151,025	2,812
Measurement Specialties, Inc.*	19,900	1,109
Total		3,921

Energy Equipment & Services 0.64%
SAExploration Holdings, Inc. (Canada)*(a)	143,900	1,025

Gas Utilities 1.63%
Chesapeake Utilities Corp.	48,000	2,612

14	See Notes to Financial Statements.

Schedule of Investments (continued)

MICRO CAP VALUE FUND October 31, 2013

		Fair
		Value
Investments	Shares	(000)
Health Care Equipment & Supplies 3.48%
Given Imaging Ltd. (Israel)*(a)	134,200	$2,714
Invacare Corp.	133,500	2,866
Total		5,580

Health Care Providers & Services 2.62%
BioScrip, Inc.*	119,000	834
CorVel Corp.*	62,540	2,602
U.S. Physical Therapy, Inc.	23,995	766
Total		4,202

Hotels, Restaurants & Leisure 0.35%
Marcus Corp. (The)	39,532	568

Information Technology Services 2.69%
Computer Task Group, Inc.	88,435	1,515
Virtusa Corp.*	89,581	2,784
Total		4,299

Insurance 3.58%
AMERISAFE, Inc.	80,000	3,080
HCI Group, Inc.	60,300	2,650
Total		5,730

Machinery 4.62%
Dynamic Materials Corp.	92,500	2,044
FreightCar America, Inc.	87,500	1,946
Lydall, Inc.*	74,800	1,363
Twin Disc, Inc.	79,050	2,045
Total		7,398

Media 1.82%
Carmike Cinemas, Inc.*	127,000	2,907

Metals & Mining 1.40%
A. M. Castle & Co.*	23,700	339
Synalloy Corp.	88,309	1,421
Universal Stainless & Alloy
Products, Inc.*	14,668	474
Total		2,234

		Fair
		Value
Investments	Shares	(000)
Oil, Gas & Consumable Fuels 1.40%
Triangle Petroleum Corp.*	212,000	$2,241

Paper & Forest Products 0.75%
Neenah Paper, Inc.	29,375	1,208

Real Estate Investment Trusts 2.92%
AmREIT, Inc.	64,200	1,130
Parkway Properties, Inc.	65,300	1,183
Terreno Realty Corp.	133,200	2,368
Total		4,681

Road & Rail 2.10%
Marten Transport Ltd.	100,578	1,774
Roadrunner Transportation
Systems, Inc.*	60,000	1,590
Total		3,364

Semiconductors & Semiconductor Equipment 0.98%
FormFactor, Inc.*	301,500	1,574

Software 1.28%
Tangoe, Inc.*	107,163	2,047

Specialty Retail 4.38%
Asbury Automotive Group, Inc.*	26,154	1,257
Big 5 Sporting Goods Corp.	58,200	1,100
Lithia Motors, Inc. Class A	19,700	1,238
Shoe Carnival, Inc.	60,300	1,567
Stein Mart, Inc.	72,300	1,068
Tilly’s, Inc. Class A*	53,500	779
Total		7,009

Textiles, Apparel & Luxury Goods 1.49%
Culp, Inc.	123,400	2,388

Thrifts & Mortgage Finance 1.88%
Federal Agricultural Mortgage Corp. Class C	84,400	3,012

See Notes to Financial Statements.	15

Schedule of Investments (concluded)

MICRO CAP VALUE FUND October 31, 2013

		Fair
		Value
Investments	Shares	(000)
Trading Companies & Distributors 6.24%
Aceto Corp.	178,600	$2,849
H&E Equipment
Services, Inc.*	109,300	2,736
Houston Wire & Cable Co.	143,000	1,983
Rush Enterprises, Inc.
Class A*	84,400	2,415
Total		9,983

Water Utilities 1.30%
Connecticut Water Service, Inc.	64,700	2,074
Total Common Stocks (cost $115,272,946)		152,524

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 4.40%

Repurchase Agreement
Repurchase Agreement dated 10/31/2013, Zero Coupon due 11/1/2013 with Fixed Income Clearing Corp. collateralized by $6,880,000 of U.S. Treasury Note at 2.125% due 12/31/2015; value: $7,192,779; proceeds: $7,051,642 (cost $7,051,642)	$7,052	$7,052
Total Investments in Securities 99.67% (cost $122,324,588)		159,576
Cash and Other Assets in Excess of Liabilities 0.33%		527
Net Assets 100.00%		$160,103

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3
Investment Type(2)(3)	(000)	(000)	(000)	Total
Common Stocks	$152,524	$—	$—	$152,524
Repurchase Agreement	—	7,052	—	7,052
Total	$152,524	$7,052	$—	$159,576

(1)	Refer to note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended October 31, 2013.

16	See Notes to Financial Statements.

Statements of Assets and Liabilities

October 31, 2013

	Micro Cap	Micro Cap
	Growth Fund	Value Fund
ASSETS:
Investments in securities, at cost	$120,556,345	$122,324,588
Investments in securities, at fair value	$153,506,343	$159,575,904
Cash	573,621	660,937
Receivables:
Investment securities sold	467,155	665,053
Dividends	—	42,434
Capital shares sold	21,153	9,251
Prepaid expenses	6,085	14,106
Total assets	154,574,357	160,967,685
LIABILITIES:
Payables:
Investment securities purchased	2,133,423	602,662
Capital shares reacquired	—	223
Management fee	193,913	198,298
12b-1 distribution fees	203	435
Trustees’ fees	9,730	12,256
Fund administration	5,171	5,288
To affiliate (See Note 3)	11,052	9,587
Accrued expenses	34,594	35,965
Total liabilities	2,388,086	864,714
NET ASSETS	$152,186,271	$160,102,971
COMPOSITION OF NET ASSETS:
Paid-in capital	$81,596,796	$104,764,263
Accumulated net investment loss	(519,748)	(563,727)
Accumulated net realized gain on investments	38,159,225	18,651,119
Net unrealized appreciation on investments	32,949,998	37,251,316
Net Assets	$152,186,271	$160,102,971
Net assets by class:
Class A Shares	$11,219,630	$32,009,871
Class I Shares	$140,966,641	$128,093,100
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	497,207	921,414
Class I Shares	5,980,893	3,580,794
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$22.57	$34.74
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$23.95	$36.86
Class I Shares-Net asset value	$23.57	$35.77

See Notes to Financial Statements.	17

Statements of Operations

For the Year Ended October 31, 2013

	Micro Cap	Micro Cap
	Growth Fund	Value Fund
Investment income:
Dividends (net of foreign withholding taxes of $390 and $0, respectively)	$260,789	$2,089,308
Interest	181	165
Total investment income	260,970	2,089,473
Expenses:
Management fee	1,848,280	2,101,206
12b-1 distribution plan-Class A	3,641	11,495
Shareholder servicing	27,627	45,464
Professional	43,250	43,328
Reports to shareholders	9,876	10,577
Fund administration	49,287	56,032
Custody	21,810	13,899
Trustees’ fees	4,190	4,862
Registration	28,544	28,613
Subsidy (See Note 3)	193,618	186,131
Other	8,674	9,026
Gross expenses	2,238,797	2,510,633
Expense reductions (See Note 7)	(23)	(44)
Net expenses	2,238,774	2,510,589
Net investment loss	(1,977,804)	(421,116)
Net realized and unrealized gain:
Net realized gain on investments	41,791,435	23,346,871
Net change in unrealized appreciation/depreciation on investments	20,439,764	14,702,512
Net realized and unrealized gain	62,231,199	38,049,383
Net Increase in Net Assets Resulting From Operations	$60,253,395	$37,628,267

18	See Notes to Financial Statements.

Statements of Changes in Net Assets

	Micro Cap Growth Fund
	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2013	October 31, 2012
Operations:
Net investment loss	$(1,977,804)	$(1,814,689)
Net realized gain on investments	41,791,435	1,219,638
Net change in unrealized appreciation/depreciation on investments	20,439,764	6,331,957
Net increase in net assets resulting from operations	60,253,395	5,736,906
Distributions to shareholders from:
Net realized gain
Class A	(87,341)	(2,348,826)
Class I	(648,390)	(13,998,254)
Total distributions to shareholders	(735,731)	(16,347,080)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	8,987,166	4,579,643
Reinvestment of distributions	696,469	14,787,271
Cost of shares reacquired	(18,396,364)	(16,580,478)
Net increase (decrease) in net assets resulting from capital share transactions	(8,712,729)	2,786,436
Net increase (decrease) in net assets	50,804,935	(7,823,738)
NET ASSETS:
Beginning of year	$101,381,336	$109,205,074
End of year	$152,186,271	$101,381,336
Accumulated net investment loss	$(519,748)	$(1,617,640)

See Notes to Financial Statements.	19

Statements of Changes in Net Assets (concluded)

	Micro Cap Value Fund
	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	October 31, 2013	October 31, 2012
Operations:
Net investment loss	$(421,116)	$(183,858)
Net realized gain on investments	23,346,871	3,480,033
Net change in unrealized appreciation/depreciation on investments	14,702,512	15,593,852
Net increase in net assets resulting from operations	37,628,267	18,890,027
Distributions to shareholders from:
Net investment income
Class I	(68,689)	—
Total distributions to shareholders	(68,689)	—
Capital share transactions (See Note 11):
Net proceeds from sales of shares	12,074,048	1,918,385
Reinvestment of distributions	58,968	—
Cost of shares reacquired	(17,063,863)	(14,368,859)
Net decrease in net assets resulting from capital share transactions	(4,930,847)	(12,450,474)
Net increase in net assets	32,628,731	6,439,553
NET ASSETS:
Beginning of year	$127,474,240	$121,034,687
End of year	$160,102,971	$127,474,240
Accumulated net investment loss	$(563,727)	$(418,815)

20	See Notes to Financial Statements.

Financial Highlights

MICRO CAP GROWTH FUND

	Class A Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$14.03	$15.98	$15.47	$11.32	$9.07
Investment operations:
Net investment loss(a)	(.29)	(.28)	(.33)	(.27)	(.19)
Net realized and unrealized gain	8.94	.79	.84	4.42	2.44
Total from investment operations	8.65	.51	.51	4.15	2.25
Distributions to shareholders from:
Net realized gain	(.11)	(2.46)	—	—	—
Net asset value, end of year	$22.57	$14.03	$15.98	$15.47	$11.32
Total Return(b)	62.14%	4.86%	3.30%	36.66%	24.81%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.85%	2.09%	2.07%	2.10%	2.09%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.85%	2.09%	2.07%	2.10%	2.09%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.85%	2.09%	2.07%	2.11%	2.30%
Net investment loss	(1.64)%	(1.92)%	(1.98)%	(2.03)%	(1.99)%
Supplemental Data:
Net assets, end of year (000)	$11,220	$11,484	$15,271	$13,779	$10,421
Portfolio turnover rate	197.69%	119.77%	120.62%	115.89%	147.34%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	21

Financial Highlights (concluded)

MICRO CAP GROWTH FUND

	Class I Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$14.64	$16.52	$15.96	$11.65	$ 9.31
Investment operations:
Net investment loss(a)	(.29)	(.25)	(.30)	(.24)	(.17)
Net realized and unrealized gain	9.33	.83	.86	4.55	2.51
Total from investment operations	9.04	.58	.56	4.31	2.34
Distributions to shareholders from:
Net realized gain	(.11)	(2.46)	—	—	—
Net asset value, end of year	$23.57	$14.64	$16.52	$15.96	$11.65
Total Return(b)	62.22%	5.10%	3.57%	37.00%	25.13%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.81%	1.84%	1.82%	1.85%	1.85%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.81%	1.84%	1.82%	1.85%	1.85%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.81%	1.84%	1.82%	1.86%	2.05%
Net investment loss	(1.60)%	(1.68)%	(1.73)%	(1.78)%	(1.75)%
Supplemental Data:
Net assets, end of year (000)	$140,967	$89,897	$93,934	$90,033	$53,973
Portfolio turnover rate	197.69%	119.77%	120.62%	115.89%	147.34%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

22	See Notes to Financial Statements.

Financial Highlights

MICRO CAP VALUE FUND

	Class A Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$26.52	$22.88	$23.33	$18.57	$16.94
Investment operations:
Net investment loss(a)	(.10)	(.08)	(.29)	(.31)	(.19)
Net realized and unrealized gain (loss)	8.32	3.72	(.16)	5.07	1.82
Total from investment operations	8.22	3.64	(.45)	4.76	1.63
Net asset value, end of year	$34.74	$26.52	$22.88	$23.33	$18.57
Total Return(b)	31.00%	15.91%	(1.93)%	25.63%	9.62%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.82%	2.05%	2.04%	2.06%	2.10%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.82%	2.05%	2.04%	2.06%	2.10%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.82%	2.05%	2.04%	2.06%	2.22%
Net investment loss	(.34)%	(.32)%	(1.17)%	(1.48)%	(1.14)%
Supplemental Data:
Net assets, end of year (000)	$32,010	$30,512	$26,239	$30,139	$22,730
Portfolio turnover rate	73.58%	34.25%	56.97%	48.03%	42.27%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	23

Financial Highlights (concluded)

MICRO CAP VALUE FUND

	Class I Shares
	Year Ended 10/31
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$27.32	$23.50	$23.91	$18.98	$17.27
Investment operations:
Net investment loss(a)	(.09)	(.02)	(.24)	(.27)	(.15)
Net realized and unrealized gain (loss)	8.56	3.84	(.17)	5.20	1.86
Total from investment operations	8.47	3.82	(.41)	4.93	1.71
Distributions to shareholders from:
Net investment income	(.02)	—	—	—	—
Net asset value, end of year	$35.77	$27.32	$23.50	$23.91	$18.98
Total Return(b)	31.02%	16.21%	(1.67)%	25.97%	9.90%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.78%	1.80%	1.79%	1.81%	1.85%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.78%	1.80%	1.79%	1.81%	1.85%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.78%	1.80%	1.79%	1.81%	1.97%
Net investment loss	(.29)%	(.09)%	(.92)%	(1.23)%	(.90)%
Supplemental Data:
Net assets, end of year (000)	$128,093	$96,962	$94,796	$85,868	$57,977
Portfolio turnover rate	73.58%	34.25%	56.97%	48.03%	42.27%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

24	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993. The Trust currently consists of nine funds. This report covers the following two funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Micro-Cap Growth Fund (“Micro Cap Growth Fund”), Class A and I shares and Lord Abbett Micro-Cap Value Fund (“Micro Cap Value Fund”), Class A and I shares. The investment objective of both Micro Cap Growth Fund and Micro Cap Value Fund is long-term capital appreciation.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. A contingent deferred sales charge (“CDSC”) may apply to certain redemptions of Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus). Class I shares are not subject to any sales charges.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), each Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as

25

Notes to Financial Statements (continued)

reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2010 through October 31, 2013. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses incurred by the Funds, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A shares bear class-specific expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-

26

Notes to Financial Statements (continued)

tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments as of October 31, 2013 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at an annual rate of 1.50%, which was the Funds’ annualized effective management fee rate for the fiscal year ended October 31, 2013.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

For the twelve month period through February 28, 2013, Lord Abbett had contractually agreed to waive all or a portion of its management fee for each Fund and, if necessary, waive all or a portion of its administrative fee and reimburse each Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, did not exceed an annualized rate of 1.85%. Effective March 1, 2013, the contractual waiver was discontinued.

27

Notes to Financial Statements (continued)

Each Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund (the “Alpha Strategy Fund”) of the Trust, pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of Alpha Strategy Fund in proportion to the average daily value of the Underlying Fund shares owned by Alpha Strategy Fund. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliate on each Fund’s Statement of Assets and Liabilities.

As of October 31, 2013, the percentages of Micro Cap Growth Fund’s and Micro Cap Value Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund were 81.20% and 69.89%.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. Through December 31, 2012, the fees accrued daily at an annual rate of .25% based upon each Fund’s average daily net assets attributable to Class A shares. From January 1, 2013 through February 28, 2013, the Distributor voluntarily waived the fees. Effective March 1, 2013, the Board authorized a Class A 12b-1 fee rate of .00%.

Class I shares do not have a distribution plan.

A Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually for each fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Subsequent to the Funds’ fiscal year ended October 31, 2013, distributions were declared on November 18, 2013 and paid on November 22, 2013 to shareholders of record on November 21, 2013. The approximate amounts were as follows:

	Short-Term Capital Gains	Long-Term Capital Gains
Micro Cap Growth Fund	$26,623,000	$12,468,000
Micro Cap Value Fund	–	18,796,000

28

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2013 and 2012 was as follows:

		Micro Cap Growth Fund		Micro Cap Value Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
Distributions paid from:
Ordinary income	$—	$—	$68,689	$—
Net long-term capital gains	735,731	16,347,080	—	—
Total distributions paid	$735,731	$16,347,080	$68,689	$—

As of October 31, 2013, the components of accumulated gains on a tax-basis were as follows:

	Micro Cap Growth Fund	Micro Cap Value Fund
Undistributed ordinary income - net	$26,623,497	$—
Undistributed long-term capital gains	12,468,210	18,796,333
Total undistributed earnings	$39,091,707	$18,796,333
Temporary differences	(519,748)	(563,727)
Unrealized gains - net	32,017,516	37,106,102
Total accumulated gains - net	$70,589,475	$55,338,708

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. Each Fund incurred and will elect to defer late-year ordinary losses during the fiscal 2013 as follows:

Micro Cap Growth Fund	$510,018
Micro Cap Value Fund	551,471

As of October 31, 2013, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Micro Cap Growth Fund	Micro Cap Value Fund
Tax cost	$121,488,827	$122,469,802
Gross unrealized gain	34,106,822	38,399,440
Gross unrealized loss	(2,089,306)	(1,293,338)
Net unrealized security gain	$32,017,516	$37,106,102

The difference between book-basis and tax basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended October 31, 2013 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain
Micro Cap Growth Fund	$3,075,696	$(3,075,696)
Micro Cap Value Fund	344,893	(344,893)

The permanent differences are attributable to the tax treatment of net operating losses and certain securities.

29

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2013 were as follows:

	Purchases	Sales
Micro Cap Growth Fund	$238,878,725	$252,043,410
Micro Cap Value Fund	100,535,924	111,589,852

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2013.

6.	TRUSTEES’ REMUNERATION

The Trust’s officers and a Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

8.	LINE OF CREDIT

During the fiscal year ended October 31, 2013, the Funds and certain other funds managed by Lord Abbett (the “participating funds”) participated in an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Board considers annual renewal of the Facility under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on each Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement.

Effective July 1, 2013, the Funds and participating funds renewed the Facility through June 30, 2014 under the same terms as described above.

During the fiscal year ended October 31, 2013, a participating fund also managed by Lord Abbett utilized the Facility and fully repaid its borrowings on June 13, 2013. As of October 31, 2013, there were no loans outstanding pursuant to this Facility.

30

Notes to Financial Statements (continued)

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

10.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and growth or value stocks. The value of an investment in each Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Funds invest. Micro-cap companies may be subject to greater risks and may be more sensitive to changes in economic conditions than larger, more established companies. There may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks. In the case of Micro Cap Growth Fund, the growth stocks in which it generally invests may add to the Fund’s volatility. In the case of Micro Cap Value Fund, the prices of value stocks in which it generally invests may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth.

These factors can affect each Fund’s performance.

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Micro Cap Growth Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	15,804	$249,559	80,587	$1,191,934
Reinvestment of distributions	6,465	86,378	125,804	1,593,934
Shares reacquired	(343,779)	(4,680,702)	(343,431)	(4,640,849)
Decrease	(321,510)	$(4,344,765)	(137,040)	$(1,854,981)
Class I Shares
Shares sold	583,333	$8,737,607	230,718	$3,387,709
Reinvestment of distributions	43,734	610,091	1,000,253	13,193,337
Shares reacquired	(787,625)	(13,715,662)	(774,017)	(11,939,629)
Increase (decrease)	(160,558)	$(4,367,964)	456,954	$4,641,417

Micro Cap Value Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	7,698	$227,376	25,487	$648,867
Shares reacquired	(236,705)	(6,422,381)	(21,988)	(539,590)
Increase (decrease)	(229,007)	$(6,195,005)	3,499	$109,277
Class I Shares
Shares sold	387,101	$11,846,672	50,766	$1,269,518
Reinvestment of distributions	2,123	58,968	—	—
Shares reacquired	(357,823)	(10,641,482)	(534,409)	(13,829,269)
Increase (decrease)	31,401	$1,264,158	(483,643)	$(12,559,751)

31

Notes to Financial Statements (concluded)

12.	RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying exactly which transactions are subject to disclosures about offsetting. ASU 2011-11 and ASU 2013-01 are effective for public entities for interim and annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of ASU 2011-11 and ASU 2013-01 will have on the Funds’ financial statement disclosures.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Securities Trust and Shareholders of Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund, two of the nine portfolios constituting the Lord Abbett Securities Trust (the “Trust”), as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund of the Lord Abbett Securities Trust as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

December 23, 2013

33

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Trust’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustee

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.
Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 Lord Abbett- sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 – 2008).

34

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Lend Lease Corporation Limited, an international retail and residential property group (2006 – 2012).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 – 2011).

35

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Funds also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2005	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2003	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Deepak Khanna (1963)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2001.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

36

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2006	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Chief Compliance Officer, Vice President and Secretary	Elected as Vice President and Secretary in 1997 and Chief Compliance Officer in 2013	Partner, General Counsel, and Chief Compliance Officer, joined Lord Abbett in 1997.

David J. Linsen (1974)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 2001.

Steven M. Lipper (1961)	Vice President	Elected in 2011	Director, Product Management, joined Lord Abbett in 2004.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Paul J. Volovich (1973)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 1997.

Arthur K. Weise (1970)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

37

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

Of the distributions paid by Micro Cap Growth Fund to shareholders during the fiscal year ended October 31, 2013, $735,731 represents long-term capital gains.

100% of the ordinary income distributions paid by Micro Cap Value Fund during the fiscal year ended October 31, 2013 is qualified dividend income. For corporate shareholders, 100% of Micro Cap Value Fund’s ordinary income distributions qualified for the dividends received deduction.

38

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Securities Trust

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Micro-Cap Growth Fund Lord Abbett Micro-Cap Value Fund	LAMCVF-2-1013 (12/13)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2013 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2013 and 2012 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2013	2012
Audit Fees {a}	$363,000	$351,500
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	363,000	351,500

Tax Fees {b}	78,755	77,513
All Other Fees	- 0 -	- 0 -

Total Fees	$441,755	$429,013

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2013 and 2012 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2013 and 2012 were:

	Fiscal year ended:
	2013	2012
All Other Fees {a}	$180,602	$170,618

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2013 and 2012 were:

	Fiscal year ended:
	2013		2012
All Other Fees	$	- 0 -	$	- 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SECURITIES TRUST

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: December 18, 2013

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: December 18, 2013

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 18, 2013